File No. 333-43511
811-1978

Securities and Exchange Commission
Washington, D.C. 20549
Form N-4

☑	Registration Statement Under the Securities Act of 1933

☐	Pre-Effective Amendment No.

☑	Post-Effective Amendment No. 32

☑	Registration Statement Under the Investment Company Act of 1940

☑	Amendment No. 33

(Exact Name of Registrant)
Ohio National Variable Account A
(Name of Depositor)
The Ohio National Life Insurance Company
(Address of Depositor’s Principal Executive Offices)
One Financial Way
Montgomery, Ohio 45242
(Depositor’s Telephone Number)
(513) 794-6100
(Name and Address of Agent for Service)
Kimberly A. Plante, Associate Counsel
The Ohio National Life Insurance Company
P.O. Box 237
Cincinnati, Ohio 45201
Notice to:
John Blouch, Esq.
Dykema Gossett, PLLC.
Suite 300 West
1300 I Street, NW
Washington, D.C. 20005
Approximate Date of Proposed Public Offering: As soon after the effective date of this amendment as is practicable.
It is proposed that this filing will become effective (check appropriate space):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☑	60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐	on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
Flexible Purchase Payment
Individual Variable Annuity Contracts
ONcore Flex

Ohio National Variable Account A
The Ohio National Life Insurance Company
One Financial Way
Montgomery, Ohio 45242

This prospectus offers a variable annuity contract allowing you to accumulate values and paying you benefits on a variable and/or fixed basis. This prospectus provides details regarding your variable annuity contract. For additional details, please also consult your contract. This contract is not available in all states.

Variable annuities provide contract values and lifetime annuity payments that vary with the investment results of the mutual funds listed later in this prospectus (“Funds”) that you choose. You cannot be sure that the contract value or annuity payments will equal or exceed your purchase payments.

The variable annuity contracts are designed for:

•	annuity purchase plans adopted by public school systems and certain tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code, as amended, (the “Code”), qualifying for tax-deferred treatment pursuant to Section 403(b) of the Code,

•	other employee pension or profit-sharing trusts or plans qualifying for tax-deferred treatment under Section 401(a), 401(k) or 403(a) of the Code,

•	individual retirement annuities qualifying for tax-deferred treatment under Section 408 or 408A of the Code,

•	state and municipal deferred compensation plans and

•	non-tax-qualified retirement plans.

Many of the listed qualified retirement plans already benefit from tax deferral. Therefore, your decision to fund any of the above-listed qualified retirement plans with a deferred annuity should include an assessment of the other benefits available under this annuity contract.

The minimum initial purchase payment is $10,000 ($2,000 for IRAs). You may make additional payments of at least $500 at any time ($300 for payroll deduction plans). In those states where permitted, for contracts applied for on or after January 4, 2010, we may limit your total purchase payments to the lesser of (a) for any one contract the lesser of 150% of your initial purchase payment or $1,000,000 and (b) for all our variable annuities sold to you, or covering the life of the annuitant, $1,000,000. For other contracts, we may limit your total purchase payments for any one life to $1,500,000.

You may direct the allocation of your purchase payments to one or more investment options of Ohio National Variable Account A (“VAA”) and the Fixed Accumulation Account. Your allocation of contract values may be to no more than 18 of the available investment options and the Fixed Accumulation Account. VAA is a separate account of The Ohio National Life Insurance Company (“Ohio National Life”). The assets of VAA are invested in shares of the Funds. The Funds are portfolios of Ohio National Fund, Inc., ALPS Variable Insurance Trust, Dow Target Variable Fund LLC, Dreyfus Variable Investment Fund, Federated Insurance Series, Fidelity Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, J.P. Morgan Insurance Trust, Lazard Retirement Series, Inc., Legg Mason Partners Variable Equity Trust, MFS Variable Insurance Trust, Neuberger Berman Advisers Management Trust, PIMCO Variable Insurance Trust, The Prudential Series Fund, Inc., Royce Capital Fund, and The Universal Institutional Funds, Inc. (Van Kampen). See page 2 for the list of available Funds. See also the accompanying prospectuses of the Funds. The Fund prospectuses might also contain information about funds that are not available for these contracts.

You may withdraw all or part of the contract’s value before annuity payments begin. You might incur federal income tax penalties for these early withdrawals. Your exercise of contract rights may be subject to the terms of your qualified employee trust or annuity plan. This prospectus contains no information concerning your trust or plan.

You may revoke the contract, without penalty, within 10 days of receiving it (or a longer period if required by state law).

Keep this prospectus for future reference. It sets forth the information about VAA and the variable annuity contracts that you should know before investing. Additional information about VAA has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 30, 2009. We have incorporated the Statement of Additional Information by reference. It is available upon request and without charge by writing or calling us at the above address. The table of contents for the Statement of Additional Information is on the back page of this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. This prospectus should be accompanied by the current Fund prospectuses.

December 30, 2009

Form 8523

Available Funds

The investment adviser for Ohio National Fund, Inc. and Dow Target Variable Fund LLC is their affiliate, Ohio National Investments, Inc. Subadvisers for certain portfolios are shown below in parentheses.

Ohio National Fund, Inc.	Investment Adviser (Subadviser)
Money Market Portfolio	Ohio National Investments, Inc.
Equity Portfolio	(Legg Mason Capital Management, Inc.)
Bond Portfolio	Ohio National Investments, Inc.
Omni Portfolio (an asset allocation fund)	(Suffolk Capital Management, LLC)
S&P 500 Index® Portfolio	Ohio National Investments, Inc.
International Portfolio	(Federated Global Investment Management Corp.)
International Small-Mid Company Portfolio	(Federated Global Investment Management Corp.)
Capital Appreciation Portfolio	(Jennison Associates LLC)
Millennium Portfolio	(Neuberger Berman Management, LLC)
Aggressive Growth Portfolio	(Janus Capital Management LLC)
Mid Cap Opportunity Portfolio	(RS Investment Management Co LLC)
Capital Growth Portfolio	(Eagle Asset Management, Inc.)
High Income Bond Portfolio	(Federated Investment Management Co.)
Strategic Value Portfolio	(Federated Equity Management Company of Pennsylvania)
Small Cap Growth Portfolio	(Janus Capital Management, LLC)
Nasdaq-100® Index Portfolio	Ohio National Investments, Inc.
Bristol Portfolio (large cap stocks)	(Suffolk Capital Management, LLC)
Bryton Growth Portfolio (small/mid cap stocks)	(Suffolk Capital Management, LLC)
U.S. Equity Portfolio	(ICON Advisers, Inc.)
Balanced Portfolio	(ICON Advisers, Inc.)
Income Opportunity Portfolio	(ICON Advisers, Inc.)
Target VIP Portfolio (large cap growth)	(First Trust Advisors, L.P.)
Target Equity/Income Portfolio	(First Trust Advisors, L.P.)
Bristol Growth Portfolio	(Suffolk Capital Management, LLC)
ALPS Variable Insurance Trust (Class II Shares)
AVS Listed Private Equity Portfolio	(Red Rocks Capital LLC)
The Dow® Target Variable Fund LLC
The Dow® Target 10 Portfolios	(First Trust Advisors, L.P.)
The Dow® Target 5 Portfolios	(First Trust Advisors, L.P.)

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	(Fayez Sarofim & Co.)

Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II (multi cap growth)	Federated Equity Management Company of Pennsylvania
Fidelity® Variable Insurance Products Fund (Service Class 2)
VIP Contrafund® Portfolio (a value fund)	Fidelity Management & Research Company
VIP MidCap Portfolio	Fidelity Management & Research Company
VIP Growth Portfolio	Fidelity Management & Research Company
VIP Equity–Income Portfolio	Fidelity Management & Research Company
VIP Real Estate Portfolio	Fidelity Management & Research Company
Franklin Templeton Variable Insurance Products Trust (Class 4 Shares)
Franklin Income Securities Fund	Franklin Advisers, Inc.
Franklin Flex Cap Growth Securities Fund	Franklin Advisers, Inc.
Templeton Foreign Securities Fund	Templeton Investment Counsel, LLC
Franklin Templeton VIP Founding Funds Allocation Fund(1)	Franklin Templeton Services, LLC(2)
Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Growth() and Income Fund	Goldman Sachs Asset Management, L.P.
Goldman Sachs Structured(SM) U.S. Equity Fund	Goldman Sachs Asset Management, L.P.
Goldman Sachs Capital Growth Fund	Goldman Sachs Asset Management, L.P.

Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Global Natural Resources	Waddell & Reed Investment Management Company (WRIMCO)
Ivy Funds VIP Science and Technology	Waddell & Reed Investment Management Company (WRIMCO)

Janus Aspen Series (Service Shares)
Janus (formerly Large Cap Growth) Portfolio	Janus Capital Management LLC
Overseas (formerly International Growth) Portfolio	Janus Capital Management LLC
Worldwide (formerly Worldwide Growth) Portfolio	Janus Capital Management LLC
Balanced Portfolio	Janus Capital Management LLC

J.P. Morgan Insurance Trust (Class I)
JPMorgan Insurance Trust Mid Cap Value Portfolio	JPMorgan Investment Management Inc.
JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Investment Management Inc.

Form 8523

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement Emerging Markets Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement International Equity Portfolio	Lazard Asset Management LLC
Lazard Retirement U.S. Strategic Equity Portfolio	Lazard Asset Management LLC

Legg Mason Partners Variable Equity Trust (Class I Shares)
Legg Mason Partners ClearBridge Variable Fundamental Value Portfolio	(ClearBridge Advisors, LLC)
Legg Mason Partners ClearBridge Variable Equity Income Builder Portfolio	(ClearBridge Advisors, LLC)
Legg Mason Partners ClearBridge Variable Investors Portfolio (large cap value)	(ClearBridge Advisors, LLC)

MFS® Variable Insurance Trust(SM) (Service Class)
MFS® Investors Growth Stock Series	Massachusetts Financial Services Company
MFS® Mid Cap Growth Series	Massachusetts Financial Services Company
MFS® New Discovery Series (small cap growth)	Massachusetts Financial Services Company
MFS® Total Return Series	Massachusetts Financial Services Company

Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Regency Portfolio (mid cap blend)	Neuberger Berman Management, LLC .

PIMCO Variable Insurance Trust (Administrative Shares)
Real Return Portfolio	Pacific Investment Management Company LLC
Total Return Portfolio	Pacific Investment Management Company LLC
Global Bond Portfolio (Unhedged)	Pacific Investment Management Company LLC
CommodityRealReturn(®) Strategy Portfolio	Pacific Investment Management Company LLC

The Prudential Series Fund, Inc. (Class II Shares)
Jennison Portfolio	Jennison Associates LLC
Jennison 20/20 Focus Portfolio	Jennison Associates LLC

Royce Capital Fund
Royce Small-Cap Portfolio	Royce & Associates, LLC
Royce Micro-Cap Portfolio	Royce & Associates, LLC

The Universal Institutional Funds, Inc. (Van Kampen) (Class II)
Van Kampen’s UIF Core Plus Fixed Income Portfolio (an income fund)	Van Kampen(3)
Van Kampen’s UIF U.S. Real Estate Portfolio	Van Kampen(3)
Van Kampen’s UIF International Growth Equity Portfolio	Van Kampen(3)
Van Kampen’s UIF Capital Growth Portfolio	Van Kampen(3)

(1)	This fund is structured as a “Fund of Funds.” Because a Fund of Funds invests in other mutual funds and bears a proportionate share of expenses charged by the underlying funds, it may have higher expenses than direct investments in the underlying funds.

(2)	Franklin Templeton Services, LLC is the administrator for Franklin Templeton VIP Founding Funds Allocation Fund, which invests in shares of other series of Franklin Templeton Variable Insurance Products Trust. The advisers of the underlying funds are Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors, Limited.

(3)	Morgan Stanley Investment Management Inc., the investment adviser to these portfolios, does business in certain instances as Van Kampen.

Form 8523

Form 8523

Glossary

Accumulation Units — Until annuity payments begin, your contract’s value in each subaccount is measured by accumulation units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.

Annuitant — A living person whose length of life determines the number and value of annuity payments to be made.

Annuity Unit — After annuity payments begin, the amount of each variable payment depends upon the value of your annuity units. The dollar value of each unit varies with the investment results of the subaccount’s corresponding Fund.

Applied for — The date the application for the annuity is signed or the electronic order is submitted to us.

ARDBR — The annual reset death benefit rider offered with this contract. The ARDBR and ARDBR (2009) are the ARDBR riders.

Asset Allocation Model — The Asset Allocation Models are a service that Ohio National Life offers. Each Asset Allocation Model is developed by Ohio National Investments, Inc. and is comprised of a combination of available investment options. Please see “Optional Asset Allocation Models” for more information.

Eligible Contract Value — The contract value protected or guaranteed by a particular rider. The eligible contract value may be more or less than the total contract value. In most cases, the eligible contract value is the initial purchase payment, plus additional purchase payments made during a limited period of time after the contract is issued.

Death Benefit — The amount used to calculate the death benefit adjustment which affects the amount of proceeds received by the beneficiary after the death of the annuitant.

Death Benefit Adjustment — The excess, if any, of the death benefit over the contract value on the applicable calculation date as described under “Basic Death Benefit.”

Fund — A mutual fund in which subaccount assets may be invested. See the list of “Available Funds” beginning on page 2.

GEB — The guaranteed enhanced benefit rider offered with this contract.

GLWB — The guaranteed lifetime withdrawal benefit riders offered with this contract.

GMDB — The guaranteed minimum death benefit amount provided for by the GMDB riders offered with this contract. The GMDBR80 Plus, GMDBR85 Plus, 5% GMDBR80 Plus, 5% GMDBR85 Plus, ARDBR and ARDBR (2009) are the GMDB riders.

GMIB — The guaranteed minimum income benefit amount provided for by the GMIB riders offered with this contract. The GMIB, GMIB Plus, GMIB Plus with Five Year Reset, GMIB Plus with Annual Reset and GMIB Plus with Annual Reset (2009) are the GMIB riders.

Good order — An instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.

GPA — The guaranteed principal access rider offered with this contract.

GPP — The guaranteed principal protection rider offered with this contract.

Guaranteed earnings rate — The guaranteed earnings rate is the effective annual rate at which values in variable portfolios or in one of the Asset Allocation Models accumulate at with the earnings base of the ARDBR (2009) or the guaranteed earnings income base of the GMIB Plus with Annual Reset (2009).

Notice — A written form acceptable to us, signed by you and received at our home office (the address listed on the first page of the prospectus). We have specified forms or may require specific information in writing for certain transactions, such as a surrender request. Contact us or your registered representative for more information.

Form 8523

Pro rata — A pro rata adjustment means the benefit or rider base will be reduced by the same percentage that the contract value was reduced by a withdrawal in excess of that provided for by the contract or rider. If your contract value is lower than your rider base, a pro rata reduction will reduce your rider base by a greater amount than a dollar for dollar reduction would. If your contract value is higher than your rider base, a pro rata reduction will reduce your rider base less than a dollar for dollar reduction would.

Proceeds — The amount that the beneficiary receives if the annuitant dies before annuity payments begin.

Subaccount — A subdivision of VAA. The assets of each subaccount are invested in a corresponding available Fund.

Surrender — To redeem the contract before annuity payments begin and receive its value.

Valuation Period — A period of time usually ending at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The valuation period may end sooner to correspond to earlier closing of the New York Stock Exchange. Accumulation unit and annuity unit values for each annuity period are determined at the end of that valuation period.

VAA (Variable Account A) — A separate account of The Ohio National Life Insurance Company consisting of assets segregated from Ohio National’s general assets for the purpose of funding annuity contracts whose values vary with the investment results of the separate account’s underlying Funds.

Withdraw — To receive part of the contract’s value without entirely redeeming or surrendering the contract.

You — You means the owner of the contract or the owner’s estate if the owner is deceased.

Form 8523

Fee Table

The following tables describe the fees and expenses you will pay when buying, owning and surrendering the contract. The first table describes the fees and expenses you will pay when you buy the contract, surrender the contract, or transfer cash value between investment options (Funds). State premium taxes may also be deducted if applicable.

Contract Owner Transaction Expenses

Surrender Charge (also called a Contingent Deferred Sales Charge)	None
Transfer Fee (currently no charge for the first 12 transfers each contract year)	$10
Withdrawal Fee (for withdrawals in excess of 14 in each contract year; currently no charge)	The lesser of 2% of the amount withdrawn or $15
Premium Tax (charged at annuitization, surrender or when assessed)	0.0% to 5.0% depending on state law

The next table describes the fees and expenses you will pay periodically while you own the contract, not including Fund fees and expenses.

Annual Contract Fee (no fee if your contract value exceeds $50,000)	$30
Separate Account Annual Expenses (as a percentage of average variable account value)
Mortality and Expense Risk Charge	1.15%
Account Charge	0.35%

Total Separate Account Annual Expenses (without optional added benefits)	1.50%

Optional Rider Expenses (Some of the optional riders are mutually exclusive. See the individual discussion of each rider later in the prospectus for details on the riders and the amounts upon which charges are based. Some of the optional riders, marked with an * below, are not currently offered. Please see the footnotes below.)

Annual Stepped-Up Death Benefit(1)	0.25% of the optional death benefit amount
GMDBR80 Plus (currently 0.25%)	0.30% of the optional death benefit amount (maximum charge)
GMDBR85 Plus	0.45% of the optional death benefit amount
5% GMDBR80 Plus	0.45% of the optional death benefit amounts
5% GMDBR85 Plus	0.70% of the optional death benefit amounts
ARDBR	0.60% of the optional death benefit amount
ARDBR (2009) (currently 0.85%)	1.40% of the optional death benefit amounts (maximum charge)
GEB at issue ages through 70	0.15% of contract value on anniversary
GEB at issue ages 71 through 75	0.30% of contract value on anniversary
GEB “Plus” at issue ages through 70	0.30% of contract value on anniversary
GEB “Plus” at issue ages 71 through 75	0.60% of contract value on anniversary

GMIB(2)*	0.45% of guaranteed income base
GMIB Plus(2)*	0.55% of guaranteed income base
GMIB Plus with Five Year Reset(3)*	0.55% of guaranteed income base
GMIB Plus with Annual Reset	0.70% of guaranteed income base
GMIB Plus with Annual Reset (2009) (currently 0.95)%	1.50% of the guaranteed income base (maximum charge)

GLWB (currently 0.95%)	2.00% of the GLWB base (maximum charge)
Joint GLWB (currently 1.05%)	2.00% of the GLWB base (maximum charge)

Form 8523

GPA (7% guaranteed annual withdrawal)(4)*	0.40% of eligible contract value
GPA (8% guaranteed annual withdrawal)(4)*	0.50% of eligible contract value
GPP(5)	0.55% at average annual guaranteed principal amount

Summary of Maximum Contract Expenses (expenses you would pay if you elected all non-exclusive optional benefits available under the contract and the most expensive of mutually exclusive optional benefits)

Mortality and Expense Risk Charge	1.15%
Account Expense Charge	0.35%

Subtotal	1.50%
ARDBR (2009)	1.40%
GEB “Plus” at issue ages 71 through 75	0.60%
GMIB Plus with Annual Reset (2009)	1.50%
GPP	0.55%

Maximum Possible Total Separate Account Expenses:	5.55%	(6)

(1)	In those states where permitted, charge is 0.25% for contracts applied for on or after May 15, 2009. For other contracts, charge is 0.10%. See your representative for more information.

(2) No longer available for purchase. Last available purchase date depends on state of contract issue. See your representative for more information.

(3) No longer available for purchase.

(4) No longer available for purchase.

(5)	In those states where permitted, charge is 0.55% for riders applied for on or after May 15, 2009. For riders applied for between October 9, 2006 and May 15, 2009, the charge is 0.25%. For riders applied for prior to October 9, 2006, the charge is 0.20%. See your representative for more information.

(6)	Assumes average account value, contract value and all bases upon which rider charges are based are equal. If such amounts are not equal, then total charges may be higher or lower. Note that certain riders are mutually exclusive. The following shows which riders you may not have at the same time:

If you have this rider	you cannot have this rider

GPP	GPA
GPA	GPP or any GMIB
One of the GMDB riders	Any other GMDB rider
Annual stepped-up death benefit	Any ARDBR
One of the GMIB riders	Any other GMIB rider or GPA
One of the GLWB riders	Any other rider except the annual stepped-up death benefit

Furthermore, if you have an ARDBR, you must also have the comparable GMIB Plus with Annual Reset. Please carefully review the rider descriptions later in this prospectus.

The next item shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time you own the contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
	Without	Without
	Waivers	Waivers

Total Annual Fund Operating Expenses (expenses deducted from Fund assets, including management fees, distribution (12b-1) fees and other Fund operating expenses)	0.35%	26.26%

Form 8523

Example

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Fund fees and expenses for the most expensive available Fund. The Examples do not reflect the deduction of premium taxes, typically charged upon annuitization, surrender, or when assessed. If the premium taxes were reflected, the charges would be higher.

The following Example assumes you invest $10,000 in the contract for the periods indicated. The Example also assumes your investment has a 5% return each year and assumes the maximum fees and expenses of the most expensive available Fund assuming no waivers. The Example assumes you have selected all the available optional benefits based on their mutual exclusivity and maximum cost and the costs for those benefits are based on contract values or the rider base amounts specified above for a contract experiencing the assumed annual investment return of 5%. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$3,215	$8,028	$11,491	$16,289

The following Example assumes you invest $10,000 in the contract for the periods indicated. The Example also assumes your investment has a 5% return each year and assumes the minimum fees and expenses of the available Funds assuming no waivers. The Example assumes you have selected all the available optional benefits based on their mutual exclusivity and maximum cost and the costs for those benefits are based on contract values or the rider base amounts specified above for a contract experiencing the assumed annual investment return of 5%. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$639	$2,062	$3,696	$8,895

Financial Statements

The complete financial statements of VAA and Ohio National Life, are included in the Statement of Additional Information.

Accumulation Unit Values

Attached as Appendix B is a table showing selected information concerning Accumulation Units for each Sub-Account for each of the last ten calendar years, or since inception if less. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your annuity contract value, such as the contract maintenance charge. A portion of the information in the table is also included in the Separate Account’s financial statements. To obtain a more complete picture of each Sub-Account’s financial status and performance, you should review the Separate Account’s financial statements which are contained in the Statement of Additional Information.

This series of variable annuity contracts began on May 1, 1998. Since then, the following changes have been made to available Funds:

January 6, 1999	The Dow Target Variable Funds added.
May 1, 1999	Ohio National Fund International Small Company portfolio and Lazard Retirement Series portfolios added.
July 1, 1999	Ohio National Fund Equity portfolio and UBS Series (formerly called Mitchell Hutchins or Brinson Series) portfolios added.
January 3, 2000	Ohio National Fund Discovery (formerly called Small Cap) and Aggressive Growth portfolios and Prudential Series Fund portfolios added.

Form 8523

May 1, 2000	Ohio National Fund Small Cap Growth (formerly called Core Growth) and
Nasdaq-100 Index portfolios, Janus Aspen Series Service Shares portfolios, PBHG Technology & Communications portfolio and Fidelity Variable Insurance Products portfolios added; Janus Aspen Series Institutional Shares portfolios and Van Kampen (formerly called Morgan Stanley) Universal Institutional Funds Value portfolio discontinued for new contracts.
September 15, 2000	UBS Series (formerly called Mitchell Hutchins or Brinson Series) Strategic Income and Small Cap portfolios discontinued for new contracts.
March 19, 2001	Strong Multi Cap Value Fund II (formerly called Strong Schafer Value Fund II) discontinued for new contracts.
October 26, 2001	UBS Series (formerly Mitchell Hutchins or Brinson Series) Growth & Income portfolio discontinued for new contracts; Brinson Growth & Income, Small Cap and Strategic Income portfolios merged into Alliance Variable Products Series Growth & Income, Quasar and Global Bond portfolios, respectively.
November 1, 2001	J.P. Morgan Mid Cap Value portfolio and MFS Variable Insurance Trust funds added.
December 17, 2001	First American Insurance Portfolios (“FAIP”) Corporate Bond portfolio replaced Ohio National Fund Strategic Income portfolio, and FAIP Equity Income portfolio replaced Ohio National Fund Relative Value portfolio and Firstar Growth & Income portfolio through mergers.
May 1, 2002	Ohio National Fund Bristol and Bryton Growth portfolios added.
August 1, 2002	PIMCO Variable Insurance Trust portfolios added.
May 1, 2003	Dreyfus Variable Investment Fund Appreciation portfolio and Royce Capital Fund portfolios added. The Dow Target Variable Fund LLC Quarterly portfolios replaced monthly portfolios through mergers. Van Kampen Universal Institutional Funds (Class I) Core Plus Fixed Income and U.S. Real Estate portfolios discontinued for new contracts, and Van Kampen Universal Institutional Funds (Class II) Core Plus Fixed Income and U.S. Real Estate portfolios added for new contracts.
October 1, 2003	Fidelity VIP Equity-Income portfolio added. First American Insurance Portfolios discontinued for new contracts.
May 1, 2004	Ohio National Fund U.S. Equity, Balanced and Covered Call portfolios added; PBHG Technology & Communications portfolio and Strong Variable Insurance Funds discontinued for new contracts.
May 1, 2005	Franklin Templeton Variable Insurance Products Trust funds and Lazard Retirement International Equity Portfolio added. PBHG Technology & Communications Portfolio changed its name to Liberty Ridge Technology and Communications Portfolio.
November 2, 2005	Ohio National Fund Target VIP and Target Equity/Income portfolios were added.
May 1, 2006	Salomon Brothers Variable Series Funds, Inc. changed its name to Legg Mason Partners Variable Portfolios I, Inc. The Neuberger Berman Advisers Management Trust AMT Regency Portfolio was added. The Van Kampen Universal Institutional Funds International Growth Equity Portfolio and Equity Growth Portfolio were added.
May 1, 2007	Ohio National Fund Bristol Growth Portfolio was added. Ohio National Fund Covered Call Portfolio changed its name to Income Opportunity Portfolio. Legg Mason Partners Variable Equity Trust replaced Legg Mason Partners Variable Portfolio I, Inc. through reorganization. Legg Mason Partners Variable Fundamental Value Portfolio replaced the All Cap Portfolio through reorganization and Legg Mason Partners Capital and Income Portfolio replaced the Total Return Portfolio through reorganization. Lazard Retirement Equity Portfolio was renamed Lazard Retirement U.S. Strategic Equity Portfolio.

Form 8523

May 1, 2008	Ohio National Fund Blue Chip Portfolio changed its name to Strategic Value Portfolio. ALPS Variable Insurance Trust AVS Listed Private Equity Portfolio (Class II) was added. Federated Insurance Series Federated Kaufmann Fund II (Service Shares) was added. Fidelity Variable Insurance Products Fund VIP Real Estate Portfolio (Service Class 2) was added. Franklin Templeton Variable Insurance Products Trust, Franklin Templeton VIP Founding Funds Allocation Fund (Class 4) was added. Franklin Templeton Variable Insurance Products Trust (Class 4) Franklin Income Securities Fund, Franklin Flex Cap Fund and Templeton Foreign Securities Fund were added for contracts with applications signed or electronic orders submitted to us on or after May 1, 2008 and Class 2 shares were discontinued for such contracts. Goldman Sachs Variable Insurance Trust (Service Shares) Goldman Sachs Growth and Income Fund, Goldman Sachs Structured U.S. Equity Fund and Goldman Sachs Capital Growth Fund were added for contracts with applications signed or electronic orders submitted to us on or after May 1, 2008 and Institutional Shares were discontinued for such contracts.
August 1, 2008	Ohio National Fund International Small Company Portfolio changed its name to International Small-Mid Company Portfolio.
October 1, 2008	Ivy Variable Insurance Portfolios, Inc. and PIMCO CommodityRealReturn® Strategy Portfolio added.
April 24, 2009	J.P. Morgan Series Trust II JPMorgan Mid Cap Value Portfolio was merged with J.P. Morgan Insurance Trust Diversified Mid Cap Value Portfolio and was renamed JPMorgan Insurance Trust Mid Cap Value Portfolio. J.P. Morgan Series Trust II JPMorgan Small Company Portfolio was merged with J.P. Morgan Insurance Trust Small Cap Equity Portfolio and was renamed JPMorgan Insurance Trust Small Cap Core Portfolio.
May 1, 2009	Janus Aspen Series Large Cap Growth Portfolio changed its name to Janus Portfolio. Janus Aspen Series International Growth Portfolio changed its name to Overseas Portfolio. Janus Aspen Series Worldwide Growth Portfolio changed its name to Worldwide Portfolio.

Ohio National Life

Ohio National Life was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently we have assets of approximately $16 billion and equity of approximately $1.2 billion. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company ultimately owned by a mutual insurance holding company (Ohio National Mutual Holdings, Inc.). Our policyholders own the holding company.

Ohio National and/or its affiliates may pay certain retail broker-dealers additional compensation or reimbursement for their efforts in selling our variable contracts. Reimbursements and additional compensation are paid for the purpose of, among other things, training the broker-dealers’ registered representatives regarding the procedures for submitting business to us, internally marketing our products to their registered representatives, educating registered representatives about the benefits and options available under the variable contracts and about the benefits of variable contracts generally. These additional amounts are paid from our profits, not deducted from the contract owners’ purchase payments.

Additionally, we may compensate some broker-dealers more than others for the sale of our products. This differential compensation may be based on several factors including, but not limited to, the size of the selling broker-dealer, the amount of previous business generated by the broker-dealer and the length of time Ohio National has contracted with the broker-dealer for the distribution of our contracts. As with reimbursements, these payments are not deducted from contract owners’ purchase payments.

From time to time, Ohio National and/or its affiliates may also provide non-cash or cash compensation to certain financial institutions or their registered representatives in the form of occasional gifts, meals, tickets to events, educational conference support, special recognition support or other forms of non-cash and cash compensation as may be permitted by certain regulations applicable to broker-dealers.

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We may credit additional amounts under our contracts for contracts sold to registered representatives (and their immediate families) of broker-dealers that have (i) a selling agreement with us and our principal underwriter to sell the contracts and (ii) approved the payment of the additional amount to their registered representatives. There will be no commissions paid on the sale of these contracts.

Ohio National Variable Account A

We established VAA on August 1, 1969 as a separate account for funding variable annuity contracts. Purchase payments for the variable annuity contracts are allocated to one or more subaccounts of VAA. Your allocation of contract values may be to no more than 18 of the available subaccounts. You assume all of the investment risk for contract value allocated to the subaccounts. You may be subject to restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” and “Optional Asset Allocation Models” for more information.

Income, gains and losses, whether or not realized, from assets allocated to VAA are credited to or charged against VAA without regard to our other income, gains or losses. The assets maintained in VAA will not be charged with any liabilities arising out of any of our other business. Nevertheless, all obligations arising under the contracts, including the commitment to make annuity payments, are our general corporate obligations. Accordingly, all our assets are available to meet our obligations under the contracts. Unlike assets in VAA or other separate accounts we have established, all of our other assets may be charged with any liabilities arising out of any of our other business. VAA is registered as a unit investment trust under the Investment Company Act of 1940. The assets of the subaccounts of VAA are invested at net asset value in Fund shares. Values of other contracts not offered through this prospectus are also allocated to VAA, including some subaccounts that are not available for these contracts.

Investment Options

You may allocate your contract values to Funds, the Fixed Accumulation Account or an optional Asset Allocation Model as described below. If you purchase certain optional riders, you may be subject to restrictions on allocations. Please see “Optional Asset Allocation Models” and “Investment Restrictions for Certain Optional Riders” below.

Fixed Accumulation Account

We may, but are not obligated to, offer a Fixed Accumulation Account as a rider to your contract. The Fixed Accumulation Account guarantees a fixed return for a specified period of time and guarantees the principal against loss. We may also refer to the Fixed Accumulation Account as the Fixed Account. We reserve the right to not offer the Fixed Accumulation Account to new contracts in the future. The Fixed Accumulation Account is not registered as an investment company. Interests in it are not subject to the provisions or restrictions of federal securities laws. The staff of the Securities and Exchange Commission has not reviewed disclosures regarding it. We invest our general assets at our discretion as allowed by Ohio law.

The Fixed Accumulation Account is a subset of our general account. The general account consists of all of our general assets other than those allocated to a separate account. If the Fixed Accumulation Account is available on your contract, you may allocate purchase payments and contract values between the Fixed Accumulation Account and the Funds. There might be periods when we will not make the Fixed Accumulation Account available on new contracts.

The amount of investment income allocated to the contracts varies from year to year at our sole discretion. However, we guarantee that we will credit interest at a rate of not less than 3% per year (or such lower rate as may be permitted by applicable state law), compounded annually, to contract values allocated to the Fixed Accumulation Account. We may credit interest at a rate in excess of 3% or in excess of the guaranteed minimum interest rate allowed by state law, but any such excess interest credit will be in our sole discretion.

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We guarantee that, before annuity payments begin, the value of a contract in the Fixed Accumulation Account will never be less than:

•	the amount of purchase payments allocated to, and transfers into, the Fixed Accumulation Account, plus

•	interest credited at the rate of 3% per year (or such other rate that will be indicated in the contract) compounded annually, plus

•	any additional excess interest we may credit to guaranteed values, minus

•	any withdrawals, loans and transfers from the guaranteed values, minus

•	any loan interest, state premium taxes, transfer fees, and the portion of the $30 annual contract administration charge allocable to the Fixed Accumulation Account.

No deductions are made from the Fixed Accumulation Account for Account Expense Charges or Mortality and Expense Risk Charges. Insurance risk charges for optional benefit riders are taken pro rata from the Fixed Accumulation Account and variable subaccounts.

Other than pursuant to a DCA (scheduled transfer) or portfolio rebalancing program, we may restrict transfers of your Fixed Accumulation Account value during a contract year to not more than 20% of that value as of the beginning of a contract year (or $1,000, if greater). As provided by state law, we may defer the payment of amounts to be withdrawn from the Fixed Accumulation Account for up to six months from the date we receive your written request for withdrawal.

The Funds

The Funds are mutual funds registered under the Investment Company Act 1940. Fund shares are sold only to insurance company separate accounts to fund variable annuity contracts and variable life insurance policies and, in some cases, to qualified plans. The value of each Fund’s investments fluctuates daily and is subject to the risk that Fund management may not anticipate or make changes necessary in the investments to meet changes in economic conditions.

The Funds receive investment advice from their investment advisers. The Funds pay each of the investment advisers a fee as shown in the prospectus for each Fund. In some cases, the investment adviser pays part of its fee to a subadviser.

Affiliates of certain Funds may compensate us based upon a percentage of the Fund’s average daily net assets that are allocated to VAA. These percentages vary by Fund. This is intended to compensate us for administrative and other services we provide to the Funds and their affiliates.

Certain Funds may pay our distributor “12b-1 fees.” These fees are deducted from the assets of the Funds and are paid pursuant to a distribution (and/or shareholder servicing) plan adopted by the Funds under Rule 12b-1 of the 1940 Act. Please see the Funds’ prospectuses for more information about these fees. These payments decrease the Funds’ investment return.

Some of the Funds are structured as a “Fund of Funds.” A Fund of Funds is a mutual fund that invests primarily in a portfolio of other mutual funds. Because a Fund of Funds invests in other mutual funds rather than individual securities, the Fund of Funds bears a proportionate share of expenses charged by the underlying funds in which it invests. Therefore, a Fund of Funds may have higher expenses than direct investments in the underlying Funds. You should read the Fund prospectuses carefully for more information.

For additional information concerning the Funds, including their fees, expenses and investment objectives, see the Fund prospectuses. Read them carefully before investing. They may contain information about other funds that are not available as investment options for these contracts. You cannot be sure that any Fund will achieve its stated objectives and policies. For a free copy of the Fund prospectuses, call 1-888-925-6446.

Periodically some of the Funds may be closed to future allocation of purchase payments. This may be at the request of the Fund or based on a decision made by us. Advance written notice will be given to contract owners prior to any such closure.

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The investment policies, objectives and/or names of some of the Funds may be similar to those of other investment companies managed by the same investment adviser or subadviser. However, similar funds often do not have comparable investment performance. The investment results of the Funds may be higher or lower than those of the other funds.

Optional Asset Allocation Models

You may choose an optional Asset Allocation Model for your contract’s variable account values. If you choose this option, it must be used for all your variable account values. There is no charge for using an optional Asset Allocation Model. You may choose a model, discontinue using a model or change from one model to another at any time by notifying us. You may not use more than one model at a time. The GPP and GPA riders require all variable account values be in the Asset Allocation Models from the issuance of the rider until the rider ends according to its terms or annuity payments begin. The GMIB Plus with Annual Reset (2009), GLWB and Joint GLWB riders require all your variable account values to be in Asset Allocation Models 2, 3 or 4 or be invested in accordance with the alternative investment restrictions from the issuance of the rider until the rider ends according to its terms or annuity payments begin.

Asset allocation is the distribution of invested assets among several different kinds of investments (such as large cap domestic value stocks, small cap domestic growth stocks, foreign stocks, long term investment-grade bonds, intermediate term bonds, high income bonds, money market instruments, real estate securities and so on). Historically, diversification among several different kinds of asset classes has been shown to help reduce volatility over long periods of time. However, there can be no assurance that asset allocation will reduce volatility or enhance performance.

If you choose the Asset Allocation Models, upon your execution and return of the investment advisory agreement, Ohio National Investments, Inc. (“ONII”) will serve as your investment adviser for the limited purpose of developing and updating the Asset Allocation Models. The Asset Allocation Models do not become dynamic until the investment advisory agreement is executed and returned to ONII. Currently, you are required to sign an investment advisory agreement with ONII in order to be in an Asset Allocation Model. Periodically, typically annually, ONII will assess the make up of each of the Asset Allocation Models to determine if they continue to maintain the optimal level of investment return balanced against the designated risk tolerance for the model.

If ONII determines that changes to the models are appropriate, we will notify you at least 30 days before making the change. If we do not hear from you otherwise, we will automatically reallocate the assets contained in the existing model to the new model, based on the limited discretionary authority you will have granted to ONII to do so. If you do not want your contract values reallocated in your existing model, you may move to a different model. If you do not want to move to a different model and you do not wish to have your contract values reallocated in the existing model, we will deem the advisory agreement between ONII and you terminated and no further automatic rebalancing or reallocation will take place in your contract. If you have a rider that requires participation in the Asset Allocation Models, the effect of the termination of the advisory agreement will be to terminate your rider as well except for the GMIB Plus with Annual Reset (2009), GLWB and Joint GLWB riders, which can also remain in force if you adhere to the alternative investment restrictions.

More information about ONII’s role as your limited purpose investment adviser is contained in Part II of ONII’s Form ADV, which you can request at any time. It is possible that ONII may include underlying funds in the Asset Allocation Models for which it also acts as the investment adviser. As a result, inclusion of such portfolios will result in ONII receiving fund management fees from these funds and portfolios.

We have retained Wilshire Associates to assist in the development of several Asset Allocation Models, each comprising a combination of the contract’s available Funds. Ohio National, in consultation with ONII selects the underlying Funds to be offered through this annuity contract. Wilshire Associated then performs a quantitative analysis to determine which combination of Funds offers the best opportunity to achieve the expected investment

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return given the acceptable level of investment risk. ONII approves the final recommendations made by Wilshire Associates. A copy of the ONII’s Form ADV may be obtained free of charge by calling 1-800-366-6654. However, we reserve the right to change the third party consultant we use to develop the Asset Allocation Models or to develop the Asset Allocation Models without the use of a third party consultant. Wilshire selects the Funds for each of the models in accordance with risk/return profiles they have developed. Currently the following Models are available:

•	Model 1: Conservative (investment objective — preservation of capital)

•	Model 2: Moderately Conservative (investment objective — moderate growth)

•	Model 3: Balanced (investment objective — steady growth in asset values)

•	Model 4: Moderately Aggressive (investment objective — moderately high growth in asset values)

•	Model 5: Aggressive (investment objective — high growth in asset values)

Please contact us at 1-888-925-6446 or your registered representative for more detailed information on the Models.

At the end of each quarter, variable account values allocated within each model will be rebalanced to maintain the mix of investments in the proportions established for each model. You will then receive a confirmation of the transfers made among the Funds within your contract. The transfer charge does not apply to these quarterly rebalancing transactions.

The transfer charge will apply if, by changing from one model to another, you exceed the 12 free transfers allowed per year. When you change models, it counts as one transfer.

Your registered representative or financial adviser can help you determine the model that best fits your risk tolerance, investment horizon and objectives. The variable account portion of any purchase payments you make after selecting an Asset Allocation Model will be allocated among the Funds as specified by the model you choose.

If your contract includes the optional Guaranteed Principal Protection (“GPP”) or Guaranteed Principal Access (“GPA”) rider, your variable account values must be in one of the models. The GPP or GPA rider will be cancelled if you are no longer using any Asset Allocation Model. If the GPP or GPA is so terminated, a full annual rider charge will be assessed without being prorated to the date of termination.

We may limit the availability of an Asset Allocation Model under one of the riders with investment restrictions or that requires participation in an Asset Allocation Model. If we limit the availability of an Asset Allocation Model, you will not be able to make additional purchase payments and have them allocated to the unavailable Asset Allocation Model. Because you may only be in one Asset Allocation Model at a time, if we limit the availability of an Asset Allocation Model and you wish to make additional purchase payments, you will have to transfer your contract value to an available Asset Allocation Model. We will provide at least one Asset Allocation Model you may be in for any rider that requires participation in an Asset Allocation Model.

If an Asset Allocation Model becomes unavailable for the allocation of purchase payments under GPP or GPA and you wish to make additional purchase payments, you will have to transfer your contract value to an available Asset Allocation Model.

Currently, if you own the GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB you can only be in Asset Allocation Model 2, 3, or 4 or comply with alternative investment restrictions. If an Asset Allocation Model becomes unavailable for the allocation of purchase payments under the GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB and you wish to make additional purchase payments, you will have to transfer your contract value to an available Asset Allocation Model or comply with the alternative investment restrictions under those riders.

In the following scenarios, you do not have to take affirmative action to retain your rider:

•	We limit the availability of an Asset Allocation Model under a rider, and you do not make any additional purchase payments.

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•	ONII revises the make up of an existing Asset Allocation Model following the procedures described in this section, and you do no opt out.

In the following scenarios, you must take affirmative action or your rider will be cancelled:

•	We limit the availability of an Asset Allocation Model under a rider, and you do make additional purchase payments. If you do not transfer your contract value to an available Asset Allocation Model or comply with alternative investment restrictions, if applicable, your rider will be cancelled.

•	ONII revises the make up of an existing Asset Allocation Model following the procedures described in this section, you opt out by the deadline and do not move to another Asset Allocation Model. If you do not transfer your contract value to another Asset Allocation Model or comply with alternative investment restrictions, if applicable, your rider will be cancelled.

Investment Restrictions for Certain Optional Riders

If you select the GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB rider, your purchase payments and contract value must be allocated in accordance with the restrictions specified below:

(1)	Some or all of your purchase payments or contract value may be allocated to the Fixed Accumulation Account, if available. See “Fixed Accumulation Account” for more details.

(2)	Any portion of your purchase payments or contract value that is not allocated to the Fixed Accumulation Account must be allocated in compliance with either (a) or (b):

(a)	100% must be allocated to one of Asset Allocation Models 2, 3 or 4. See “Optional Asset Allocation Models” for more details. Please contact us at 1-888-925-6446 or your representative for more detailed information on the Models.
or

(b)	(i) at least 30% must, but no more than 60% may, be allocated to investment options included in Category 1;

(ii)	no more than 70% may be allocated to investment options included in Category 2;

(iii)	no more than 25% may be allocated to investment options included in Category 3; and

(iv)	no more than 15% may be allocated to investment options included in Category 4.

The investment options available in each Category are:

Investment Options

Category 1	Ohio National Fund, Inc. Money Market Portfolio Bond Portfolio	The Universal Institutional Funds, Inc. Van Kampen’s UIF Core Plus Fixed Income Portfolio

PIMCO Variable Insurance Trust Real Return Portfolio Total Return Portfolio

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Category 2
Ohio National Fund, Inc.
Equity Portfolio
Omni Portfolio
S&P 500 Index® Portfolio
Strategic Value Portfolio
Nasdaq-100® Index Portfolio
Bristol Portfolio
Bristol Growth Portfolio
Balanced Portfolio
Income Opportunity Portfolio
U.S. Equity Portfolio
Target VIP Portfolio
Target Equity/Income Portfolio

Dreyfus Variable Investment Fund
Appreciation Portfolio

Fidelity® Variable Insurance Products
VIP Contrafund® Portfolio
VIP Growth Portfolio
VIP Equity-Income Portfolio

Franklin Templeton Variable Insurance Products Trust
Franklin Income Securities Fund
Franklin Flex Cap Growth Securities Fund
Franklin Templeton VIP Founding Funds Allocation Fund
Templeton Foreign Securities Fund

Goldman Sachs Variable Insurance Trust
Goldman Sachs Growth and Income Fund
Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Capital Growth Fund

Ivy Funds Variable Insurance Portfolios
Ivy Funds VIP Asset Strategy

Janus Aspen Series
Janus Portfolio
Balanced Portfolio

Lazard Retirement Series
Lazard Retirement U.S. Strategic Equity Portfolio

Legg Mason Partners Variable Equity Trust
Legg Mason Partners ClearBridge Variable Fundamental Value Portfolio
Legg Mason Partners ClearBridge Variable Equity Income Builder Portfolio
Legg Mason Partners ClearBridge Variable Investors Portfolio

MFS® Variable Insurance Trust
MFS® Investors Growth Stock Series
MFS® Total Return Series

PIMCO Variable Insurance Trust
Global Bond Portfolio (Unhedged)

The Prudential Series Fund, Inc.
Jennison Portfolio
Jennison 20/20 Focus Portfolio

The Universal Institutional Funds, Inc.
Van Kampen’s UIF Capital Growth Portfolio

Category 3
Ohio National Fund, Inc.
International Portfolio
Aggressive Growth Portfolio
High Income Bond Portfolio
Capital Appreciation Portfolio
Mid Cap Opportunity Portfolio

Federated Insurance Series
Federated Kaufmann Fund II

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio

J.P. Morgan Insurance Trust
JPMorgan Insurance Mid Cap Value Portfolio

Janus Aspen Series
Overseas Portfolio
Worldwide Portfolio

Lazard Retirement Series
Lazard Retirement International Equity Portfolio

MFS® Variable Insurance Trust
MFS® Mid Cap Growth Stock Series

Neuberger Berman Advisers Management Trust
AMT Regency Portfolio

The Universal Institutional Funds, Inc.
Van Kampen’s UIF International Growth Equity Portfolio

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Category 4
Ohio National Fund, Inc.
International Small-Mid Company Portfolio
Millennium Portfolio
Capital Growth Portfolio
Small Cap Growth Portfolio
Bryton Growth Portfolio

ALPS Variable Insurance Trust
AVS Listed Private Equity Portfolio

Fidelity® Variable Insurance Products
VIP Real Estate Portfolio

Ivy Funds Variable Insurance Portfolios, Inc.
Ivy Funds VIP Global Natural Resources
Ivy Funds VIP Science and Technology

J.P. Morgan Insurance Trust

JPMorgan Insurance Trust Small Cap Core Portfolio

Lazard Retirement Series
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Lazard Retirement Emerging Markets Equity Portfolio

MFS® Variable Insurance Trust
MFS® New Discovery Series

PIMCO Variable Insurance Trust
 CommodityRealReturntm Strategy Portfolio

Royce Capital Fund
Royce Micro-Cap Portfolio
Royce Small-Cap Portfolio

The Universal Institutional Funds, Inc.
Van Kampen’s UIF U.S. Real Estate Portfolio

You may allocate purchase payments to a fixed account as part of a dollar-cost averaging (“DCA”) program, including the Enhanced DCA, and transfer amounts out of the DCA account in accordance with the restrictions described above. You may not establish a DCA program with scheduled transfers from a Fund and comply with these restrictions. See “Scheduled Transfers (Dollar Cost Averaging)” for more details about dollar cost averaging.

Transfers.  Any transfer request or change in allocation or rebalance instructions must comply with the applicable investment restrictions. Any transfer request from one Category to another must result in an allocation that continues to meet the investment restrictions. If you make a transfer within a Category, you will still be deemed to have met the investment restrictions, even if your contract value has increased beyond the percentage limit. Please note that a transfer request will not update your purchase payment allocation or rebalance instructions. You must provide us separate instructions to change your purchase payment allocation or rebalance instructions.

Classifications.  We have classified investment options into the above Categories based on the fund’s characteristics and our determination of their risk. If a new investment choice is added to your contract, we will determine which of the above Categories, if any, it will be placed in. We may reassess our determination of risk based on characteristics such as investment objective, strategy or holdings and may change the classification of any investment option in the individual Categories with advance written notice to you. We may limit the availability of any Asset Allocation Model or any investment option under the riders. We may apply any changes to future purchase payments and transfer requests. Any such changes will not apply to transfers out of the DCA account. If an existing investment option becomes unavailable for the allocation of future purchase payments and you wish to make additional purchase payments, you will need to provide us updated allocation instructions that comply with 2(a) or 2(b). If you fail to provide us with new instructions as described and your allocation of purchase payments or contract value violates the investment restrictions, your rider will be terminated.

Please note that you may only be in one Asset Allocation Model at a time. Therefore, if an Asset Allocation Model to which your contract value is allocated becomes unavailable for the allocation of future purchase payments under your rider and you wish to make additional purchase payments, you will have to transfer your contract value to an Asset Allocation Model that is available under your rider.

Rebalancing.  If you choose to allocate your purchase payments to an available Asset Allocation Model according to option (2)(a), at the end of each calendar quarter we will rebalance variable account values allocated within each Asset Allocation Model to maintain the mix of investments in the proportions established for each Asset Allocation Model. If you choose to allocate your purchase payments according to option 2(b), you must provide us with rebalance allocation instructions that comply with option 2(b). On each three-month anniversary of the date the applicable rider was added, we will rebalance your contract value in accordance with your rebalance instructions.

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Termination.  You will not violate the investment restrictions simply because your contract value in the Categories increases or decreases above or below the specified limits. You will violate the investment restrictions if you allocate purchase payments or contract value in a manner not specified above. If you have purchased the GMIB Plus with Annual Reset (2009), your rider will be cancelled if you violate the restrictions. Furthermore, if you have also purchased the ARDBR (2009), it will be cancelled. If you have purchased the GLWB or Joint GLWB, your rider will be cancelled if you violate the restrictions. If one of these riders is terminated, a prorated annual rider charge will apply. Please see “Optional Death Benefit Riders,” “Optional Guaranteed Minimum Income Benefit (GMIB) Riders” and “Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders” for more details.

Mixed and Shared Funding

In addition to being offered to VAA, certain Fund shares are offered to our other separate accounts for variable annuity contracts and a separate account of Ohio National Life Assurance Corporation for variable life insurance contracts. Fund shares may also be offered to other insurance company separate accounts and qualified plans. It is conceivable that in the future it may become disadvantageous for one or more of variable life and variable annuity separate accounts, or separate accounts of other life insurance companies, and qualified plans, to invest in Fund shares. Although neither we nor any of the Funds currently foresee any such disadvantage, the Board of Directors or Trustees of each Fund will monitor events to identify any material conflict among different types of owners and to determine if any action should be taken. That could possibly include the withdrawal of VAA’s participation in a Fund. Material conflicts could result from such things as:

•	changes in state insurance law;

•	changes in federal income tax law;

•	changes in the investment management of any Fund; or

•	differences in voting instructions given by different types of owners.

Voting Rights

We will vote Fund shares held in VAA at Fund shareholders meetings in accordance with voting instructions received from contract owners. We will determine the number of Fund shares for which you are entitled to give instructions as described below. This determination will be within 90 days before the shareholders meeting. Proxy material and forms for giving voting instructions will be distributed to each owner. We will vote Fund shares held in VAA, for which no timely instructions are received, in proportion to the instructions that we do receive. There is no minimum number of contract owners required to reach a quorum. As a result, a small number of contract owners may determine the outcome of a vote submitted to the Fund by VAA.

Until annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing your contract value in each Fund by the net asset value of a share of that Fund as of the same date. After annuity payments begin, the number of Fund shares for which you may instruct us is determined by dividing the actuarial liability for your variable annuity by the net asset value of a Fund share as of the same date. Generally, the number of shares tends to decrease as annuity payments progress.

Distribution of Variable Annuity Contracts

The variable annuity contracts are sold by our insurance agents who are also registered representatives of broker-dealers that have entered into distribution agreements with Ohio National Equities, Inc. (“ONEQ”), a wholly-owned subsidiary of ours. ONEQ is the principal underwriter of the contracts. ONEQ and the broker-dealers are registered under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority. We pay ONEQ 7.25% of each purchase payment and ONEQ then pays part of that to the broker-

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dealers. The broker-dealers pay their registered representatives from their own funds. Purchase payments on which nothing is paid to registered representatives may not be included in amounts on which we pay the sales compensation to ONEQ. Any deficiency will be made up from our general assets. These include, among other things, any profit from the mortality and expense risk charges. ONEQ’s address is One Financial Way, Montgomery, Ohio 45242.

Deductions and Expenses

Sales Charge

No deduction is made for sales expense.

Withdrawal Fee

We may also charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal on each withdrawal in excess of 14 each contract year. This charge is to reimburse us for administrative processing expenses associated with a withdrawal. We are not currently charging the fee.

Annual Contract Fee

Each year on the contract anniversary (or when you surrender the contract), we will deduct an annual contract fee of $30 from the contract value. This helps to repay us for maintaining the contract for contracts under $50,000. This helps to cover expenses for accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc. The account expense charge is not sufficient to cover these expenses for contracts under $50,000. There is no contract fee for contracts having a value of at least $50,000 at the contract anniversary. There is no charge after annuity payments begin. We guarantee not to increase the annual contract fee.

Deduction for Account Expense Fee

At the end of each valuation period before annuity payments begin we deduct an amount equal to 0.35% on an annual basis of the variable account value. This deduction reimburses us for amounts not covered by the annual contract fee. Examples of these are accounting, auditing, legal, contract owner services, reports to regulatory authorities and contract owners, contract issue, etc.

Deduction for Mortality and Expense Risk Fee

We guarantee that, until annuity payments begin, the contract’s value will not be affected by any excess of sales and administrative expenses over the deductions for them. We also guarantee to pay a death benefit if the annuitant dies before annuity payments begin. After annuity payments begin, and except in the instance of the annuitant’s death, we guarantee that variable annuity payments will not be affected by adverse mortality experience or expenses.

For assuming these risks, when we determine the accumulation unit values and the annuity unit values for each subaccount, we make a deduction from the applicable investment results equal to 1.15% of the variable account value on an annual basis. We may decrease that deduction at any time and we may increase it not more often than annually to not more than 1.15% on an annual basis. We agree that the deduction for these risk undertakings shall not be increased to more than the rate in effect at the time the contract is issued. We may discontinue this limitation on our right to increase the deduction, but only as to contracts purchased after notice of the discontinuance. The risk charge is an indivisible whole of the amount currently being deducted. However, we believe that a reasonable allocation would be 0.65% for mortality risk, and 0.50% for expense risk. We hope to realize a profit from this charge. However there will be a loss if the deduction fails to cover the actual risks involved.

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Charges for Optional Benefits

There is an additional annual charge if you choose an optional benefit. See the individual discussion of each rider later in this prospectus for details on the riders and the amounts upon which the charges are based. The additional charge is made on each contract anniversary. Not all optional benefits are currently available or are available in all states. We may discontinue any of the optional benefits on new contracts at any time.

If you choose the annual stepped-up death benefit, GMDBR80 Plus, GMDBR85 Plus, 5% GMDBR80 Plus, 5% GMDBR85 Plus, ARDBR or ARDBR (2009) as described under “Death Benefit,” those annual charges are the following percentages of the optional death benefit amounts:

Annual Stepped-Up Death Benefit*	0.25%
GMDBR80 Plus	0.30%
(currently 0.25%)	(maximum charge)
GMDBR85 Plus	0.45%
5% GMDBR80 Plus	0.45%
5% GMDBR85 Plus	0.70%
ARDBR	0.60%
ARDBR (2009)	1.40%
(currently 0.85%)	(maximum charge)

*	In those states where permitted, charge is 0.25% for contracts applied for on or after May 15, 2009. For other contracts, charge is 0.10%. See your representative for more information.

If you choose the GEB, as described under “Death Benefit,” the annual charge is the following percentage of your contract value on the contract anniversary:

GEB at issue ages through 70	0.15%
GEB at issue ages 71 through 75	0.30%
GEB “Plus” at issue ages through 70	0.30%
GEB “Plus” at issue ages 71 through 75	0.60%

If you choose the GMIB, the GMIB Plus, the GMIB Plus with Five Year Reset, the GMIB Plus with Annual Reset or the GMIB Plus with Annual Reset (2009) riders the annual charge is the following percentage of your guaranteed income base as described under “Optional Guaranteed Minimum Income Benefit (“GMIB”)”:

GMIB (No longer available for purchase.)	0.45%
GMIB Plus (No longer available for purchase.)	0.55%
GMIB Plus with Five Year Reset (No longer available for purchase.)	0.55%
GMIB Plus with Annual Reset	0.70%
GMIB Plus with Annual Reset (2009)	1.50%
(currently 0.95%)	(maximum charge)

If you choose the GPA, the annual charge is the following percentage of your eligible contract value plus later purchase payments as described under “Optional Guaranteed Principal Access (“GPA”) Rider:”

For the 7% guaranteed annual withdrawal (No longer available for purchase.)	0.40%
For the 8% guaranteed annual withdrawal (No longer available for purchase.)	0.50%

If you choose the GPP, the annual charge is the following percentage of your average annual guaranteed principal amount as described under “Optional Guaranteed Principal Protection (“GPP”)”:

Percent of average annual guaranteed principal amount*	0.55%

*	In those states where permitted, charge is 0.55% for riders applied for on or after May 15, 2009. For riders applied for between October 9, 2006 and May 15, 2009, the charge is 0.25%. For riders applied for prior to October 9, 2006, the charge is 0.20%. See your representative for more information.

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If you choose the GLWB or Joint GLWB, the annual charge is the following percentage of your GLWB base as described under “Optional Guaranteed Lifetime Withdrawal Benefit (‘GLWB’) Riders:”

GLWB (currently 0.95%)	2.00% (maximum charge)
Joint GLWB (currently 1.05%)	2.00% (maximum charge)

Transfer Fee

We may charge a transfer fee of $10 for each transfer of values from one or more subaccounts to other subaccounts. Only one charge is assessed for transfers out of any one subaccount, even if the transfer is to multiple subaccounts. The fee is charged pro rata against the subaccounts from which the transfer is made. We currently do not charge for your first 12 transfers each contract year. Other restrictions on transfers may apply. See “Transfers among Subaccounts” below.

Deduction for State Premium Tax

Depending on your state, a premium tax or some similar charge may be levied based on the amount of your annuity purchase payments. We will deduct from your contract value the amount of any applicable premium taxes or similar assessment charged by any state or other governmental entity. While the rates are subject to change, the range for the premium tax is currently between 0.0% and 5.0%. If a charge is assessed, we will deduct that amount from your contract value at the time the contract is surrendered, at the time you annuitize, or at such earlier time that we may become subject to the premium tax. We may also deduct the premium tax from any death benefit proceeds.

Fund Expenses

There are deductions from, and expenses paid out of, the assets of the Funds. These are described in the Fund prospectuses. Deductions for fund expense continue after annuity payments begin for the amounts which are allocated to a Fund.

Description of Variable Annuity Contracts

10-Day Free Look

You may revoke the contract at any time until the end of 10 days after you receive it (or such longer period as may be required by your state law) and get a refund of the contract value as of the date of cancellation. To revoke, you must return the contract to us within the free look period. We must receive your contract at our home office by 4:00 p.m. Eastern time on the last day of the free look period. In some states, we are required to return the greater of the original purchase price or the current contract value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds may first be allocated to the Money Market portfolio until the end of the free look period. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Money Market Portfolio until the end of the free look period. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you.

Accumulation Period

Purchase Payments

Your first purchase payment must be at least $10,000 ($2,000 for IRAs). You do not have to make any more payments after that. But you may make additional purchase payments at any time of at least $500 each ($300 for payroll deduction plans). In those states where permitted, for contracts applied for on or after January 4, 2010, we may limit

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your total purchase payments to the lesser of (a) for any one contract, the lesser of 150% of your initial purchase payment or $1,000,000 and (b) for all our variable annuity contracts sold to you, or covering the life of the annuitant, $1,000,000. For other contracts, we may limit your total purchase payments for any one life to $1,500,000. If the check for your payment is dishonored, you will be liable to us for any changes in the market value between the date we receive your check and the date we are notified that the payment was dishonored.

Accumulation Units

Until the annuity payout date, the contract value is measured by accumulation units. As you make each purchase payment, we credit units to the contract (see Crediting Accumulation Units). The number of units remains constant between purchase payments but their dollar value varies with the investment results of each Fund to which payments are allocated.

Crediting Accumulation Units

Your registered representative will send an order or application, together with the first purchase payment, to our home office for acceptance. We may enter into arrangements with certain broker-dealers whereby submission of the completed application and first purchase payment to the broker-dealer will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we first must ensure that the broker-dealer has adequate compliance controls in place to prevent applications received after the cut-off time (usually 4:00 p.m. Eastern time) from being submitted to us for issuance as if received before the cut-off time.

Upon acceptance, we issue a contract and we credit the first purchase payment to the contract in the form of accumulation units. If all information necessary for issuing a contract and processing the purchase payment is complete, we will credit your first purchase payment within two business days after receipt. If we do not receive everything necessary to make the application in good order within five business days, we will return the purchase payment to you immediately unless you specifically consent to having us retain the purchase payment until the necessary information is completed. After that, we will credit the purchase payment within two business days.

Unless otherwise prohibited by law, no contract is effective until the purchase payment is received and the contract is issued during the lifetime of the annuitant. If the annuitant dies before the contract is issued and we are not notified at our home office of the annuitant’s death, our sole obligation is to return the contract value to you or your estate upon notice and proof of the death of the annuitant.

You must send any additional purchase payments directly to our home office. They will then be applied to your contract according to your allocation instructions to provide that number of accumulation units (for each subaccount) determined by dividing the amount of the purchase payment by the unit value next computed after we receive the payment at our home office. Except as detailed in the paragraph above, payments received after 4 p.m. (Eastern time) on any process day (except on those days when the New York Stock Exchange closes early) will be priced at the next calculated unit value.

Allocation of Purchase Payments

You may allocate your contract values among up to 18 investment options including the variable subaccounts of VAA and the Fixed Accumulation Account (if your contract includes the Fixed Accumulation Account rider which we may offer). The amount you allocate to any Fund or the Fixed Accumulation Account must equal a whole percent. You may change your allocation of future purchase payments at any time by sending written notice to our home office. Changes in allocation of purchase payments are not deemed effective until received by us at our home office. You may be subject to restrictions on allocations if you purchase certain optional riders. Please see “Investment Restrictions for Certain Optional Riders” and “Optional Asset Allocation Models” for more information.

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Accumulation Unit Value and Accumulation Value

We set the original accumulation unit value of each subaccount of VAA for these contracts at the beginning of the first valuation period for each such subaccount. We determine the unit value for any later valuation period by multiplying the unit value for the immediately preceding valuation period by the net investment factor (described below) for such later valuation period. We determine a contract’s value by multiplying the total number of units (for each subaccount) credited to the contract by the unit value (for such subaccount) for the current valuation period and adding to that any amount in the Fixed Accumulation Account or in a Dollar Cost Averaging Account.

Net Investment Factor

The net investment factor measures the investment results of each subaccount. The investment performance and expenses of each Fund, and the deduction of contract charges, affect daily changes in the subaccounts’ accumulation unit values. The net investment factor for each subaccount for any valuation period is determined by dividing (a) by (b), then subtracting (c) from the result, where:

(a) is:

(1)	the net asset value of the corresponding Fund share at the end of a valuation period, plus

(2)	the per share amount of any dividends or other distributions declared for that Fund if the “ex-dividend” date occurs during the valuation period, plus or minus

(3)	a per share charge or credit for any taxes paid or reserved for the maintenance or operation of that subaccount; (no federal income taxes apply under present law.)

(b)	is the net asset value of the corresponding Fund share at the end of the preceding valuation period; and

(c)	is the deduction for administrative and sales expenses and risk undertakings.

Surrender and Withdrawal

Before annuity payments begin you may surrender (totally withdraw the value of) your contract, or withdraw part of the contract value (at least $500; $300 for contracts issued prior to September 15, 2006). You must make all surrender or withdrawal requests by providing Notice to us. In the case of a surrender, we subtract any contract administration charge. We will pay you within seven days after we receive your request. However, we may defer payment of Fixed Accumulation Account values as described below. Surrenders and withdrawals are limited or not permitted in connection with certain retirement plans. For tax consequences of a surrender or withdrawal, see “Federal Tax Status” below.

If you request a surrender or withdrawal which includes contract values derived from purchase payments that have not yet cleared the banking system, we may delay mailing the portion relating to such payments until your check has cleared. We require the return of the contract or the execution of an affidavit indicating the contract has been lost in the case of a surrender.

Your right to withdraw may be suspended or the date of payment postponed:

(1)	for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the Securities and Exchange Commission has restricted trading on the Exchange;

(2)	for any period during which an emergency, as determined by the Commission, exists as a result of which disposal of securities held in a Fund is not reasonably practical, or it is not reasonably practical to determine the value of a Fund’s net assets; or

(3)	such other periods as the Commission may order to protect security holders.

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Transfers among Subaccounts

You may transfer contract values from one or more Funds to one or more other Funds. You may make transfers at any time before annuity payments begin. The amount of any transfer must be at least $300 (or the entire value of the contract’s interest in a Fund, if less). Not more than 20% of a contract’s Guaranteed Account value (or $1,000, if greater) as of the beginning of a contract year may be transferred to variable Funds during that contract year.

We may limit the number, frequency, method or amount of transfers. We may limit transfers from any Fund on any one day to 1% of the previous day’s total net assets of that Fund if we or the Fund in our discretion, believe that the Fund might otherwise be damaged. In determining which requests to honor, scheduled transfers (under a DCA program) will be made first, followed by mailed written requests in the order postmarked and, lastly, telephone, facsimile and other electronic requests in the order received. This policy will be applied uniformly without exception. We will notify you if your requested transfer is not made. Current SEC rules preclude us from processing at a later date those requests that were not honored. Accordingly, you would need to submit a new transfer request in order to make a transfer that was not honored because of these limitations.

Certain third parties may offer you investment management services for your contract. We will honor transfer requests from these third parties only if you give us a written authorization to do so. Fees you pay for such other services are in addition to any contract charges.

We discourage excessive trading and market timing through your contract. Excessive trading into and out of the portfolios can disrupt portfolio investment strategies and increase the portfolios’ operating expenses. In addition, excessive trading lowers overall portfolio performance for long term investors, prevents portfolio managers from taking timely advantage of investment opportunities, and creates liquidity risks for the portfolios. The contract and the underlying portfolios are not designed to accommodate excessive trading practices. We and the portfolios reserve the right, in our sole discretion, to restrict or reject purchase and exchange orders which we believe represent excessive or disruptive trading. Listed below are some, but not necessarily all the steps we may take to discourage excessive trading and market timing.

The first time the contract owner is determined to have traded excessively, we will notify the contract owner in writing that his or her contract will be monitored for additional transactions in excess of the established limits and such subsequent activity may result in suspension of electronic transfer privileges and/or suspension of all transfer privileges. The established limits are determined internally as a protection against frequent trading and are not disclosed in the prospectus or other otherwise made public.

Upon the second instance of excessive trading, the contract owner will be advised that his or her electronic transfer privileges have been suspended and that all transfer requests must be submitted in writing and delivered via U.S. mail.

Upon the third instance of excessive trading, the transfer of contract values will only be permitted into the money market portfolio and all other transfer privileges will be suspended. The contract owner will be informed in writing of the denial of future transfer privileges.

We may, in our sole discretion take any contract off of the list of monitored contracts, or restore suspended transfer privileges if we determine that the transactions were inadvertent or were not done with the intent to market time. Otherwise, all of our policies related to excessive trading and market timing as described in this section will be applied to all contract owners uniformly and without exception. Other trading activities may be detrimental to the portfolios. Therefore, we may place a contract on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits you may be deemed to have traded excessively even if you have not exceeded the number of free transfers permitted by your contract.

Some of the factors we may consider when determining whether or not to place a contract on the list of monitored contracts may include, but not be limited to:

•	The number of transfers made in a defined period;

•	The dollar amount of the transfer;

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•	The total assets of the portfolios involved in the transfer;

•	The investment objectives of the particular portfolios involved in your transfers; and/or

•	Whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

Contract owners who have not engaged in market timing or excessive trading may also be prevented from transferring contract values if we, or the portfolios, believe that an intermediary associated with the contract owner’s account has otherwise been involved in market timing or excessive trading on behalf of other contract owners. Likewise, contract owners who have not engaged in intentional market timing or engaged in intentional disruptive or excessive trading may have their transfers rejected or their transfer privileges suspended if their trading activity generates an exception report in our transfer monitoring systems.

Contract owners seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that we or the portfolios will be able to identify such contract owners or curtail their trading practices. Our ability and the ability of the portfolios to detect and curtail excessive trading practices may also be limited by operational systems and technology limitations. In addition, because the portfolios receive orders from omnibus accounts, which is common among funds offering portfolios to insurance companies offering variable products, the portfolios may not be able to detect an individual’s excessive trading practices through these omnibus accounts. If we are unable to detect those contract owners engaging in market timing and/or excessive trading, the previously mentioned harm associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur.

We may alter or amend this policy as required to comply with state or federal regulations and such regulations may impose stricter standards than currently adopted by us or the portfolios.

Pursuant to rules adopted by the Securities and Exchange Commission, we are required to enter into agreements with the Funds which require us to provide the Funds, upon their request, with certain information including taxpayer identification numbers of contract owners and the amounts and dates of any purchase, redemption, transfer or exchange requests by contract owners. We are also required to restrict or prohibit further purchases or exchange requests into the Funds by a contract owner upon instruction from the Funds.

Effective Time for Purchase, Transfer and Redemption Orders

Orders to purchase, redeem or transfer units received after the close of the New York Stock Exchange, typically 4:00 p.m. (Eastern Time) on any process day (earlier on those days when the New York Stock Exchange closes early) will not become effective until the next business day.

However, we may enter into arrangements with certain broker-dealers whereby orders to purchase accumulation units (either through an initial purchase or subsequent purchase payments to an existing contract) will be credited and deemed accepted by us on the date received by them. Such arrangements are at our sole discretion and approved by our Board of Directors. Before entering into such arrangements, we will first ensure that the broker-dealer has adequate compliance controls in place to prevent orders to purchase units received after the cut-off time (usually 4:00 p.m. Eastern time) from being credited as if received before the cut-off time.

Electronic Access

If you give us authorization, your contract and unit values and interest rates can be checked by telephoning us at 1-800-366-6654, #1 or by accessing our web site at any time at www.ohionational.com. You may also request transfers and change allocations on our website. You may only make one electronic, facsimile or telephone (collectively, “electronic”) transfer request per day.

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We will honor pre-authorized electronic transfer instructions from anyone who provides the personal identifying information requested. We will not honor electronic transfer requests after we receive notice of your death. For added security, we send the contract owner a written confirmation of all electronic transfers on the next business day. However, if we cannot complete a transfer as requested, our customer service representative will contact the owner in writing sent within 48 hours of the electronic request. You may think that you have limited this access to yourself, or to yourself and your representative. However, anyone giving us the necessary identifying information can use electronic access once you authorize it.

Please note that telephone and/or other means of electronic communication may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, your agent’s or ours can experience inaccessibility, power outages or slowdowns for a variety of reasons. These periods of inaccessibility may delay or prevent our receipt and processing of your requests. Although we have taken precautions and have emergency contingency plans to limit these problems, we cannot promise complete reliability under all circumstances. If you experience such problems, you should make your transfer request by writing to our home office.

We reserve the right to limit or restrict electronic access in any form at any time as to any contract owner.

Scheduled Transfers (Dollar Cost Averaging)

We administer a Dollar Cost Averaging (“DCA”) program enabling you to preauthorize automatic monthly or quarterly transfers of a specified dollar amount from the Fixed Accumulation Account or the Funds to any of the other subaccounts. Each transfer under the DCA program must be at least $300. For a DCA program from a Fund, at least 12 transfers must be scheduled. For a DCA program from the Fixed Accumulation Account, at least three transfers must be scheduled. The DCA program is only available to contracts having a total accumulation value of at least $3,600. No transfer fees will be incurred for DCA transfers and they do not count against the 12 free transfers allowed each contract year. Unless you are in an Asset Allocation Model, a DCA program may be made with transfers from Funds or the Money Market Portfolio to any other Funds at any time during the contract.

A DCA program with transfers from the Fixed Accumulation Account to any other Funds may be made if the DCA program is established at the time the contract is issued, and the DCA program is scheduled to begin within 6 months of the time you make purchase payments from which DCA transfers will be made. A DCA program from the Fixed Accumulation Account may not exceed 2 years.

DCA generally has the effect of reducing the risk of purchasing at the top of a market cycle by reducing the average cost of indirectly purchasing Fund shares through the subaccounts to less than the average price of the shares on the same purchase dates. DCA transfers from the Fixed Accumulation Account or from a Fund with a stabilized net asset value, such as the Money Market Portfolio, will generally reduce the average total cost of indirectly purchasing Fund shares because greater numbers of shares will be purchased when the share prices are lower than when prices are higher. However, DCA does not assure you of a profit, nor does it protect against losses in a declining market. In addition, in a rising market, DCA will product a lower rate of return than will a single up-front investment.

The DCA program may be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfers. We reserve the right to not offer the DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the DCA program to existing contracts that are not currently enrolled in a DCA program.

Enhanced DCA Account

We currently offer the Enhanced DCA program for initial purchase payments (or additional purchase payments of $3,600 or greater) which are allocated to the enhanced DCA account that provides a fixed interest rate that is higher than the guaranteed minimum interest rate for the Fixed Accumulation Account. The Enhanced DCA account is a subset of the Fixed Accumulation Account but offers a higher interest rate than offered with the Fixed

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Accumulation Account. The Enhanced DCA program requires the purchase payment be fully transferred from the account within specified periods of time. Each DCA transfer must be at least $300. The Enhanced DCA program can be discontinued at any time by you as long as we receive notice of the cancellation at least 7 business days before the next scheduled transfer. Terminating this program will result in all remaining funds transferred to the subaccounts of your choice or to the Fixed Accumulation Account. We reserve the right to not offer the Enhanced DCA program to new contracts in the future. Upon prior written notice, we may discontinue providing the Enhanced DCA program for additional purchase payments.

Portfolio Rebalancing

You may have us automatically transfer amounts on a quarterly, semi-annual or annual basis to maintain a specified percentage (whole percentages only) of contract value in each of two or more designated Funds. The purpose of a portfolio rebalancing strategy is to maintain, over time, your desired allocation percentage in the designated Funds having differing investment performance. Portfolio rebalancing will not necessarily enhance future performance or protect against future losses.

The transfer charge does not apply to portfolio rebalancing transactions. These transactions do not count against the 12 free transfers you are allowed each contract year. You may not have portfolio rebalancing for any Funds that are part of a DCA program.

Death Benefit

Basic Death Benefit

If the annuitant dies before the annuity payments begin, your contract provides for the beneficiary to receive Proceeds from the contract. The Proceeds that the beneficiary will receive equal the contract value and a Death Benefit Adjustment, if applicable. The contract value that the beneficiary receives is the contract value on the date that we receive proof of the annuitant’s death and satisfactory instruction from the beneficiary for the disposition of the contract.

We will determine whether the beneficiary qualifies to receive a Death Benefit Adjustment as part of the Proceeds by comparing the contract value as of the applicable date with the Death Benefit as described below. From the date of the annuitant’s death until the Proceeds are paid to the beneficiary, the contract value will remain invested in the subaccounts selected by the owner or the Money Market Portfolio for the amount of the Death Benefit Adjustment, if any, unless the beneficiary elects to change the subaccount allocations. If the beneficiary elects to change the subaccount allocations before the date that the Death Benefit Adjustment is calculated, then the Death Benefit Adjustment amount may differ as the calculation takes into account the then current contract value. The beneficiary may decide to reallocate the contract value to different subaccounts in an effort to minimize the risk of market fluctuation.

The Death Benefit is the greatest of: (i) the total contract value; (ii) net purchase payments less pro-rata withdrawals; or (iii) the stepped-up Death Benefit amount if the contract has been in effect for at least 3 years, unless one of the riders added to your contract provides for a higher death benefit. The Death Benefit is used to calculate the Death Benefit Adjustment and is not an amount paid to the beneficiary. The Death Benefit Adjustment is equal to the excess, if any, of the Death Benefit over the contract value on the applicable date as described below. The amount equal to the Death Benefit Adjustment is added to the contract in the Money Market Portfolio if we have not yet received the required documents necessary to pay the Proceeds to the beneficiary.

If the contract value is greater than the Death Benefit on the date the Death Benefit Adjustment is calculated, then there is no Death Benefit Adjustment that will be added to the Proceeds.

In those states where permitted, for contracts applied for on or after May 15, 2008 and for contracts applied for between January 1, 2001 and May 15, 2008 where the contract owner accepted a one-time offer from us to amend the contract, the Death Benefit Adjustment is calculated as of the earlier of: (i) the date we are in receipt of proof

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of the annuitant’s death; or (ii) 90 days from the date of the annuitant’s death. For purposes of this section, “applied for” means the date when the application for the annuity is signed or the electronic order is submitted to us. For all other contracts, the Death Benefit Adjustment is calculated as of the date of death.

Any change in the contract value, including, but not limited to market fluctuation, after the effective date of the Death Benefit Adjustment, and before we distribute the contract Proceeds, will affect the amount to be paid to the beneficiary. As such, the actual amount paid upon disposition of the contract may be more or less than the highest Death Benefit provided under your contract or optional riders.

As an example of the Death Benefit Adjustment calculation, if the contract value on date of the Death Benefit Adjustment calculation is $85,000 and the Death Benefit is $100,000, then the Death Benefit Adjustment is $15,000 ($100,000 death benefit — $85,000 contract value). $15,000 is added to the Money Market Portfolio until satisfactory instructions are received from the beneficiary as to settlement of the contract or the beneficiary gives us different investment instructions. If the contract value is $60,000 when we receive satisfactory instructions to settle the contract, then the beneficiary will receive $75,000 ($15,000 + $60,000). If the contract value is $120,000 when we receive satisfactory instructions, then the beneficiary will receive $135,000 ($15,000 + $120,000).

Please note that the Death Benefit guaranteed by the contract or any optional riders you have purchased is a general account obligation of Ohio National Life. General account assets, unlike separate account assets, are subject to the claims of our creditors. Therefore, the Death Benefit guarantees are based on the claims-paying ability of Ohio National Life.

“Net purchase payments” means your total purchase payments less an amount for any applicable premium tax or similar state or local tax. “Pro rata withdrawals” mean an adjustment for any amounts you have withdrawn from the contract based on the percentage reduction to the total contract value which resulted from the withdrawal.

We may require any designated beneficiary have an insurable interest in the life of the annuitant. The contract proceeds will be paid to the beneficiary in a single sum unless you or the beneficiary(ies) elect settlement under one or more settlement options. If there are multiple beneficiaries and the owner has not selected a settlement option, all the beneficiaries must agree on a settlement option or the payout value will be paid in lump sums to all of them proportionally.

Unless otherwise designated by the contract owner before the date of annuitant’s death, the beneficiary may elect one of the following settlement options:

(1)	Five Year Continuance — Beneficiary may elect to become owner of the annuity and must liquidate the annuity within five years from the date of the annuitant’s death.

(2)	Beneficiary Stretch — Beneficiary may elect to become owner of the annuity and may continue the annuity for as long as the beneficiary takes a required minimum distribution each year beginning the first year after the year in which the annuitant died. This option must be elected within twelve months from the date of the annuitant’s death.

(3)	Immediate Annuitization — Beneficiary may elect to annuitize the annuity but must do so within twelve months from the date of the annuitant’s death.

(4)	Lump Sum Distribution — Beneficiary may elect a lump sum distribution.

If the sole, primary beneficiary is the surviving spouse of the owner and annuitant and there is either no surviving owner or the surviving spouse is also the sole surviving owner, the spouse may continue the contract as the owner and annuitant, or choose one of the settlement options listed above.

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Optional Death Benefit Riders

Annual Stepped-Up Death Benefit.

In those states where permitted, we may offer an optional annual stepped-up death benefit at the time the contract is issued. With that option, the death benefit on the first contract anniversary will be the greater of (a) the contract value then or (b) net purchase payments less pro-rata withdrawals made on or before that date. On each contract anniversary after that (until the annuitant attains age 86), the death benefit will be reset to the greater of (a) the contract value on that anniversary date or (b) the death benefit as of the last preceding anniversary adjusted for any purchase payments or withdrawals. The stepped-up death benefit amount is increased by purchase payments and decreased by pro-rata withdrawals made during the period between contract anniversaries. In those states where permitted, for contracts applied for on or after May 15, 2009, there is an additional annual charge of 0.25% of the optional death benefit amount. The charge for other contracts is 0.10%. You cannot purchase the annual stepped-up death benefit once the annuitant is 76 years old.

GMDBR80 Plus/GMDBR85 Plus.

In those states where permitted, we may offer the GMDBR80 Plus or GMDBR85 Plus at the time the contract is issued. You cannot purchase either of these riders once the annuitant is 76 years old. Once the 5% GMDBR80 Plus or 5% GMDBR85 Plus described below is available in a state, you cannot purchase the GMDBR80 Plus or GMDBR85 Plus.

With the GMDBR80 Plus and GMDBR85 Plus option, the death benefit is the greater of (a) the contract value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The initial GMDB amount is total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The GMDB amount is adjusted for withdrawals from the contract as described below and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant attains age 80 (or age 85 for GMDBR85 Plus), at an effective annual rate of 6% for values in variable portfolios (other than the Money Market Portfolio) or in one of the Asset Allocation Models. Values in the Money Market Portfolio or the Fixed Accumulation Account which are not in one of the Asset Allocation Models will accumulate at the lesser of 6% or the rate being credited to the Money Market Portfolio or the Fixed Accumulation Account on those days in which the values are so allocated. During the free look period, a different rate may apply in certain states. The total death benefit amount with GMDBR80 Plus shall not exceed two times your total net purchase payments, adjusted for withdrawals. There is no maximum benefit amount for the GMDBR85 Plus.

Any withdrawals in a contract year equal to or less than 6% of the GMDB amount as of the beginning of that year will reduce the GMDB amount and the maximum death benefit amount by the amount of such withdrawals. Any withdrawals in a contract year in excess of 6% of the GMDB amount as of the beginning of that year will reduce the GMDB and maximum death benefit amounts pro rata. In other words, under the pro rata adjustment, the guaranteed minimum death benefit amount and the maximum death benefit amount will both be reduced by the same percentage that the contract value was reduced because of the withdrawal in excess of 6%. There is an additional annual charge for this option of 0.25% of the GMDBR80 Plus amount (which rate may be increased to no more than 0.30% on contracts issued in the future), or 0.45% for the GMDBR85 Plus amount.

The only differences between the GMDBR80 Plus and GMDBR85 Plus are that the GMDBR85 Plus accumulation period goes to 85 instead of 80, the cost is 0.45% instead of 0.25% and there is no maximum benefit for the GMDBR85 Plus.

In those states where permitted, we may offer the 5% GMDBR80 Plus or 5% GMDBR85 Plus at the time the contract is issued. The 5% GMDBR80 Plus and 5% GMDBR85 Plus are identical to the GMDBR80 Plus and GMDBR85 Plus, respectively, except that the effective annual rate is 5%, not 6%, and you may take withdrawals up to 5% of the GMDB amount on a dollar-for-dollar basis, rather than 6%. The charge for the 5% GMDBR80 Plus is 0.45% of the 5% GMDBR80 Plus amount. The charge for the 5% GMDBR85 Plus is 0.70% of the 5%

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GMDBR Plus amount. If the 5% GMDBR80 Plus or the 5% GMDBR85 Plus is available in a state, you cannot purchase the GMDBR80 Plus or GMDBR85 Plus.

Annual Reset Death Benefit Rider.

The following describes the optional Annual Reset Death Benefit riders (“ARDBR”) we may offer. Not all of the riders may be available in all states, and not all riders may be currently available for issue. You may only have one of the ARDBR riders on your contract. You may purchase an ARBDR at the time your contract is issued. The ARDBR riders we have offered in the past or may offer are referred to as the “ARDBR” and “ARDBR (2009).” Generally, the ARDBR riders provide a death benefit equal to the greater of the “earnings base” or the “step-up base” as described below. The ARDBR riders allow you to reset the earnings base each contract year.

ARDBR (2009)

In those states where permitted, we may offer the ARBDR (2009) at the time the contract is issued. This rider is available only when purchased in conjunction with the GMIB Plus with Annual Reset (2009) rider described later in this prospectus. If the ARDBR (2009) is available, you cannot purchase the ARDBR. You cannot purchase the ARDBR (2009) before the annuitant is 45 years old or once the annuitant is 76 years old. With this optional rider, the death benefit is the greater of (a) the contract value as of the effective date of the death benefit adjustment or (b) the GMDB amount. The GMDB amount with the ARDBR (2009) is the greater of the (a) “earnings base” or (b) “step-up base.”

Earnings Base.  The initial earnings base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The earnings base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios or in one of the Asset Allocation Models. However, contract values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for ARDBR (2009) is 5%.

The earnings base is decreased by withdrawals. Beginning 30 days after the rider is issued, any withdrawals you take during a contract year less than or equal to the ARDBR withdrawal amount will reduce the earnings base by the amount of such withdrawals, in other words dollar for dollar. The ARDBR withdrawal amount is determined by multiplying the ARDBR withdrawal percentage by the earnings base as of the beginning of the contract year. The ARDBR withdrawal percentage for ARDBR(2009) is 5%. For example, if the earnings base as of the beginning of the contract year is $100,000, withdrawals of $5,000 or less in that contract year will reduce the earnings base dollar for dollar. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than ARDBR withdrawal amount will not reduce the earnings base.

If you take withdrawals before the end of the year, there is a risk that the amount of your earnings base at the beginning of the next contract year will be less than the earnings base at the beginning of the current contract year, which would then reduce the amount that you can withdraw on a dollar for dollar basis in the next contract year. However, if you set up a systematic withdrawal program on a monthly, quarterly or semi-annual basis, we will adjust the earnings base at the beginning of the next contract year so that it equals the earnings base at the beginning of the current contract year as long as (a) you have not made any withdrawals before the earlier of (i) 31 days after the rider was issued, or (ii) the end of the first such periodic payment period, and (b) you have no amounts allocated to the Fixed Accumulation Account.

Any withdrawals you take in the first 30 days after the rider is issued and any withdrawals in excess of the ARDBR withdrawal amount will reduce the earnings base pro rata. Under a pro rata reduction, the earnings base will be reduced by the same percentage the withdrawal in excess of the ARDBR withdrawal amount reduces your contract value. If your contract value is lower than your earnings base, a pro rata reduction will reduce your earnings base by a greater amount than a dollar for dollar reduction would. For example, assume you have already withdrawn

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your ARDBR withdrawal amount. If your contract value is $100,000, your earnings base is $110,000 and you withdraw another $1,000, your earnings base will be reduced to $108,900, i.e. $110,000 — ([$1,000/$100,000] x $110,000). If your contract value is higher than your earnings base, a pro rata reduction will reduce your earnings base less than a dollar for dollar reduction would. For example, assume you have already withdrawn your ARDBR withdrawal amount. If your contract value is $110,000, your earnings base is $100,000 and you withdraw another $1,000, your earnings base will be reduced to $99,090, i.e. $100,000 — ([$1,000/$110,000] x $100,000).

The earnings base shall not exceed 15 times your total net purchase payments, minus amounts for any withdrawals from your contract. This means that, unless the step-up base is higher, the total death benefit amount with this rider will not exceed 15 times your total net purchase payments. Any withdrawals you take during a contract year less than or equal to the ARDBR withdrawal amount will reduce the maximum earnings base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of the ARDBR withdrawal amount will reduce the maximum earnings base pro rata.

Step-Up Base.  At contract issue, the step-up base equals net purchase payments less pro rata withdrawals. On each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the contract value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis. That means the step-up base will be reduced by the same percentage the withdrawal reduces your contract value.

Resets.  On any contract anniversary, you may elect to reset the ARDBR (2009) by resetting the GMIB Plus with Annual Reset (2009) rider described later in this prospectus. On reset, the ARDBR (2009) earnings base and the GMIB Plus with Annual Reset (2009) rider guaranteed earnings income base will both be reset to the then-current contract value. Therefore, if you reset to a higher base, your death benefit under the ARDBR (2009) and income benefit under the GMIB Plus with Annual Reset (2009) rider will increase. If you reset, the ARDBR maximum earnings base will be reset to 15 times the then-current contract value. Because you may only reset the ARDBR (2009) by resetting the GMIB Plus with Annual Reset (2009) and because you may decline an increase in charge for the GMIB Plus with Annual Reset (2009) by refusing such reset, please note that if you decline a charge increase with the GMIB Plus with Annual Reset (2009) rider by refusing the reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2009).

Charge.  There is an additional annual charge for the ARDBR (2009) of 0.85% of your death benefit amount. We may increase the charge for this rider on any reset. The new charge will be no higher than the then current charge for new issues of the ARDBR (2009), which we guarantee will not exceed 1.40%. The ARDBR (2009) is available only when purchased in conjunction with the GMIB Plus with Annual Reset (2009).

Termination.  Since you may only have the ARDBR (2009) if you have the GMIB Plus with Annual Reset (2009) rider, any termination of the GMIB Plus with Annual Reset (2009) rider will automatically terminate the ARDBR (2009) as well. If you have purchased the ARDBR (2009) and violate the investment restrictions of the GMIB Plus with Annual Reset (2009), both the GMIB Plus with Annual Reset (2009) rider and the ARDBR (2009) will be cancelled.

You may cancel the ARDBR (2009) as of any contract anniversary by providing Notice to us prior to or within 15 days of that anniversary. If you choose to terminate the rider by providing Notice to us prior to the contract anniversary, a full annual rider charge will be assessed without being prorated to the date of termination.

ARDBR

If the ARDBR (2009) is not available, in those states where permitted, we may offer the ARDBR at the time the contract is issued. This rider is available only when purchased in conjunction with the GMIB Plus with Annual Reset described later in this prospectus. You cannot purchase the ARDBR after the annuitant is age 75. With this optional rider, the death benefit is the greater of (a) the contract value as of the effective date of the death benefit

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adjustment or (b) the GMDB amount. The GMDB amount with the ARDBR is the greater of the (i) “earnings base” or (ii) “step-up base”.

Earnings Base.  The initial earnings base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The earnings base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the annuitant reaches age 85, at an annual effective rate of 6% for values in variable portfolios (other than the Money Market Portfolio) or in one of the Asset Allocation Models. However, contract values allocated in the Money Market Portfolio or the Fixed Accumulation Account which are not in one of the Asset Allocation Models will earn the rate of return being earned in those accounts. The earnings base is decreased by withdrawals. Any withdrawals during a contract year less than or equal to 6% of the earnings base as of the beginning of the contract year will reduce the earnings base by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of 6% of the earnings base at the beginning of the contract year will reduce the earnings base pro rata. Under a pro rata reduction, the earnings base will decrease by the same percentage reduction of the contract value that resulted from the withdrawal in excess of 6%.

Step-Up Base.  At contract issue, the step-up base equals net purchase payments less pro rata withdrawals. Each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the contract value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis.

Resets.  On any contract anniversary, you may elect to reset the ARDBR by resetting the GMIB Plus with Annual Reset. On reset, the ARDBR earnings base and the GMIB Plus with Annual Reset’s guaranteed earnings income base will both equal the then-current contract value. Therefore, if you reset to a higher base, your death benefit under the ARDBR and income benefit under the GMIB Plus with Annual Reset will increase.

Charge.  There is an additional annual charge for the ARDBR of 0.60% of your death benefit amount.

Guaranteed Enhancement Benefit.

In those states where permitted, we may offer Guaranteed Enhancement Benefit (“GEB”) riders at the time the contract is issued. This benefit will never exceed $1,000,000. With the GEB option, the following amount will be added to any other amount payable upon the annuitant’s death:

•	25% of the lesser of (a) two times net purchase payments less pro rata withdrawals or (b) the total contract value on the date of death minus net purchase payments less pro rata withdrawals; or

•	40% of the lesser of (a) two and a half times net purchase payments less pro rata withdrawals, or (b) the total contract value on the date of death minus net purchase payments less pro rata withdrawals. This is the GEB “Plus.”

For the regular GEB option, there is an additional annual charge of 0.15% of the contract value (or 0.30% if the annuitant is age 71 to 75 when your contract is issued). If you choose the GEB “Plus,” the charge is 0.30% of the contract value (or 0.60% for issue ages 71 to 75). After the contract has been in effect for 6 months, any purchase payments made within 6 months before the date of death will not be included for calculating the amount of this benefit. You may choose GEB in addition to one of the other death benefit options. If you choose GEB, you cannot later discontinue it. That means even if the GEB will be of no further benefit to you, you will continue to be charged for it.

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Summary.

The following is a summary of the optional death benefit riders. For complete details on the riders, see the individual descriptions above.

Who may want to
Optional Rider	Features	consider the Rider	Charge

Annual Stepped Up Death Benefit
•   Guarantees that the death benefit will be the greater of total purchase payments or the highest contract anniversary value.
•   Increases the death benefit to the contract value, adjusted for subsequent purchase payments and withdrawals.
•   Stops accumulating at contract anniversary after annuitant’s 85th birthday.
•   Cannot purchase once the annuitant is 76.
		Those who wish to protect their death benefit from market downturns by locking in gains on every contract anniversary.	0.25% (maximum and current)

GMDBR80 Plus
•   Guarantees 6% annual rate of return on the death benefit, up to two times the purchase payments.
•   Accumulates purchase payments at 6% (except values allocated to the Fixed Accumulation Account or Money Market Portfolio which are not in an Asset Allocation Model may accumulate at less than 6%).
•   Adjusted dollar-for-dollar on annual withdrawals up to 6% of the guaranteed minimum death benefit amount.
•   Stops accumulating at contract anniversary after annuitant’s 80th birthday.
•   Cannot purchase once the annuitant is 76.
•   Cannot purchase if 5% GMDBR80 Plus or 5% GMDBR85 Plus is available.
		Those who are planning to make use of their money during their lifetime and want to leave the original principal to their heirs.	0.30% (maximum) 0.25% (current)

GMDBR85 Plus	• Identical to GMDBR80 Plus except for the following: o No maximum benefit o Stops accumulating at contract anniversary after annuitant’s 85th birthday.	Those who are planning to make use of their money during their lifetime and want to leave the original principal to their heirs.	0.45% (maximum and current)

5% GMDBR80 Plus
•   Identical to GMDBR80 Plus except for the following:
  o   Accumulates purchase payments at 5% (except values allocated to the Fixed Accumulation Account or Money Market Portfolio which are not in an Asset Allocation Model may accumulate at less than 5%).
  o   Adjusted dollar-for-dollar on annual withdrawals up to 5% of the guaranteed minimum death benefit amount.
		Those who are planning to make use of their money during their lifetime and want to leave the original principal to their heirs.	0.45% (maximum and current)

5% GMDBR85 Plus	• Identical to 5% GMDBR80 Plus except for the following: o No maximum benefit o Stops accumulating at contract anniversary after annuitant’s 85th birthday.	Those who are planning to make use of their money during their lifetime and want to leave the original principal to their heirs.	0.70% (maximum and current)

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Who may want to
Optional Rider	Features	consider the Rider	Charge

ARDBR
•   Guarantees a death benefit equal to the greater of highest contract anniversary value or purchase payments accumulated at 6% (except values allocated to the Money Market Portfolio of Fixed Accumulation Account which are not in an Asset Allocation Model may accumulate at less than 6%).
•   Adjusted dollar-for-dollar on annual withdrawals up to 6% of the guaranteed earnings death benefit amount, pro-rata thereafter.
•   Stops accumulating at the annuitant’s 85th birthday or the 10th anniversary of the last reset date, if later.
•   Cannot purchase once the annuitant is 75.
•   Sold only in conjunction with GMIB Plus with Annual Reset rider.
•   Cannot purchase if ARDBR (2009) is available.
		Those who are planning to make use of their money during their lifetime and want to leave the original principal to their heirs.	0.60% (maximum and current)

ARDBR (2009)
•   Identical to ARDBR except for the following:
  o   Accumulates at 5% and has 5% dollar for dollar withdrawals after 30 days.
  o   Stops accumulating at the contract anniversary after the annuitant’s 85th birthday.
  o   Cannot purchase before the annuitant is 45 or once the annuitant is 76.
  o   Sold only in conjunction with GMIB Plus with Annual Reset (2009) rider.
		Those who are planning to make use of their money during their lifetime and want to leave the original principal to their heirs.	1.40% (maximum) 0.85% (current)

GEB
•   Pays an additional death benefit of 25% of the lesser of (a) two times net purchase payments less pro rata withdrawals or (b) total contract value on the date of death minus net purchase payments less pro rata withdrawals.
•   Benefit will never exceed $1,000,000.
		Those who wish to maximize the amount left to their beneficiaries.	For issue ages through 70: 0.15% (maximum and current) For issues ages 71-75: 0.30% (maximum and current)

GEB Plus
•   Pays an additional death benefit of 40% of the lesser of (a) 2 1/2 times net purchase payments less pro rata withdrawals or (b) total contract value on the date of death minus net purchase payments less pro rata withdrawals.
•   Benefit will never exceed $1,000,000.
		Those who wish to maximize the amount left to their beneficiaries.	For issue ages through 70: 0.30% (maximum and current) For issues ages 71-75: 0.60% (maximum and current)

Annuity Period

Annuity Payout Date

Annuity payments begin on the annuity payout date. You may select this date when the contract is issued. It must be at least 30 days after the contract date. You may change it from time to time so long as it is the first day of any month at least 30 days after the date of such change. The contract restricts the annuity payout date to not later

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than the first of the month following the annuitant’s 90th birthday. This restriction may be modified by applicable state law or we may agree to waive it.

The contracts include our guarantee that we will pay annuity payments for the lifetime of the annuitant (and any joint annuitant) in accordance with the contract’s annuity rates, no matter how long you live.

Once annuity payments begin, you may not surrender the contract for cash except that, upon the death of the annuitant, the beneficiary may surrender the contract for the commuted value of any remaining period-certain payments.

Annuity Options

You may elect one or more of the following annuity options. You may change the election anytime before the annuity payout date. The variable part of the contract value will be used to provide a variable annuity and the fixed portion of the contract will be used to provide a fixed annuity, unless you elect otherwise.

Option 1(a):	Life Annuity with installment payments for the lifetime of the annuitant. Under this annuity option, it is possible to receive only one annuity payment.

Option 1(b):	Life Annuity with installment payments guaranteed for five years and then continuing during the remaining lifetime of the annuitant.

Option 1(c):	Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant.

Option 1(d):	Installment Refund Life Annuity with payments guaranteed for a period certain and then continuing during the remaining lifetime of the annuitant. The number of period-certain payments is equal to the amount applied under this Option divided by the amount of the first payment.

Option 2(a):	Joint & Survivor Life Annuity with installment payments during the lifetime of the annuitant and then continuing during the lifetime of a contingent annuitant. Under this annuity option, it is possible to receive only one annuity payment.

Option 2(b):	Joint & Survivor Life Annuity with installment payments guaranteed for ten years and then continuing during the remaining lifetime of the annuitant or a contingent annuitant.

We may agree to other settlement options.

Unless you direct otherwise, we will apply the contract value as of the annuity payout date to provide annuity payments pro-rata from each Fund in the same proportion as the contract values immediately before the annuity payout date.

If no election is in effect on the annuity payout date, we will apply contract value under Option 1(c) with the beneficiary as payee for any remaining period-certain installments payable after the death of the annuitant. The Pension Reform Act of 1974 might require certain contracts to provide a Joint and Survivor Annuity. If the contingent annuitant is not related to the annuitant, Options 2(a) and 2(b) are available only if we agree.

Determination of Amount of the First Variable Annuity Payment

To determine the first variable annuity payment we apply the contract value for each Fund in accordance with the contract’s settlement option tables. We divide the account by $1,000 and then multiply the result by the applicable factor in the contract’s settlement option tables. The rates in those tables depend upon the annuitant’s (and any contingent annuitant’s) age and sex and the option selected. The annuitant’s sex is not a factor in contracts issued to plans sponsored by employers subject to Title VII of the Civil Rights Act of 1964 or similar state statutes. We determine the value to be applied at the end of a valuation period (selected by us and uniformly applied) not more than 10 valuation periods before the annuity payout date.

If the amount that would be applied under an option is less than $5,000, we will pay the contract value to the annuitant in a single sum. If the first periodic payment under any option would be less than $100 ($25 for

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contracts issued prior to September 15, 2006), we may change the frequency of payments so that the first payment is at least $100 ($25 for contracts issued prior to September 15, 2006).

Annuity Units and Variable Payments

After your first annuity payment, later variable annuity payments will vary to reflect the investment performance of your Funds. The amount of each payment depends on the number of your annuity units. To determine the number of annuity units for each Fund, divide the dollar amount of the first annuity payment from each Fund by the value of that Fund’s annuity unit. This number of annuity units remains constant during the annuity payment period unless you transfer among Funds.

The annuity unit value for each Fund was set at $10 for the valuation period when the first variable annuity was calculated for these contracts. The annuity unit value for each later valuation period equals the annuity unit value for the immediately preceding valuation period multiplied by the net investment factor for such later valuation period and by a factor (0.999919 for a one-day valuation period) to neutralize the 3% assumed interest rate discussed below.

The dollar amount of each later variable annuity payment equals your constant number of annuity units for each Fund multiplied by the value of the annuity unit for the valuation period.

The annuity rate tables contained in the contracts are based on the 2000 Mortality Table Projected to 2010 under Scale G (which is a method of projecting individual annuity valuation mortality tables based on industry best practices) with compound interest at the effective rate of 3% per year. A higher interest assumption would mean a higher initial annuity payment but a more slowly rising series of subsequent annuity payments if annuity unit values were increasing (or a more rapidly falling series of subsequent annuity payments if annuity unit values were decreasing). A lower interest assumption would have the opposite effect. If the actual net investment rate were equal to the assumed interest rate, annuity payments would stay level.

Transfers During Annuity Payout

After annuity payments have been made for at least 12 months, the annuitant can, once each calendar quarter, change the Funds on which variable annuity payments are based. There is no transfer fee during annuity payout. Transfers may not be made between guaranteed and variable accounts during annuity payout. You may change the underlying Funds by providing Notice to us in writing at our Home Office. Upon receipt of your request, we will change that portion of the periodic variable annuity payment as you direct to reflect the investment results of different Funds. To do this, we convert the number of annuity units being changed to the number of annuity units of the Funds to which you are changing. If an annuity payment is already in process at the time we receive your request to change the Fund allocations, the change will not be reflected in your next annuity payment. It will be reflected in the payment received thereafter.

Optional Living Benefit Riders

Optional Guaranteed Minimum Income Benefit (“GMIB”) Riders

This section describes the optional Guaranteed Minimum Income Benefit (“GMIB”) riders that we may offer. Not all of the riders may be available in all states and not all riders may be currently available for issue. You may only have one of the GMIB riders on your contract. Except as described below, if you choose a GMIB rider, you cannot later discontinue it. The GMIB riders we may offer or have offered in the past are the GMIB Plus with Annual Reset (2009), GMIB Plus with Annual Reset, GMIB Plus with Five Year Reset, GMIB Plus and GMIB. The GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments. The guarantees included in this rider are general account obligations. General account assets, unlike separate account assets, are subject to the claims of our creditors. Therefore, guarantees are based on the claims-paying ability of Ohio National Life.

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GMIB Plus with Annual Reset (2009)

In those states where permitted you may add the GMIB Plus with Annual Reset (2009) rider to your contract at the time the contract is issued. We may, at our sole option, also offer this rider to existing contracts, in which case it may be added on a contract anniversary. You may not purchase the GMIB Plus with Annual Reset (2009) before the annuitant is age 45 or once the annuitant is age 79. If the GMIB Plus with Annual Reset (2009) is available, you may not purchase the GMIB Plus with Annual Reset. If the GLWB or Joint GLWB is available, you may not purchase the GMIB Plus with Annual Reset (2009).

The GMIB Plus with Annual Reset (2009) rider guarantees minimum lifetime fixed income in monthly annuity payments. The amount of these payments is determined by applying the “guaranteed income base” to the annuity tables in the rider. The guaranteed income base is the greater of (a) your “guaranteed earnings income base,” or (b) your “step-up base.”

Guaranteed earnings income base.

The initial guaranteed earnings income base is equal to total net purchase payments made when you purchase the contract and within the first three months after the contract is issued. The guaranteed earnings income base is adjusted for withdrawals and is increased by (i) additional purchase payments and (ii) an increase for each valuation period, until the first contract anniversary after the annuitant’s 85th birthday, at an annual effective rate equal to the guaranteed earnings rate for values in variable portfolios or in one of the Asset Allocation Models. However, contract values allocated to the Fixed Accumulation Account will accumulate at the lesser of the guaranteed earnings rate or the rate of return being earned in that account. The guaranteed earnings rate for the GMIB Plus with Annual Reset (2009) is 5%.

The guaranteed earnings income base is decreased by withdrawals. Beginning 30 days after the rider is issued, any withdrawals you take during a contract year less than or equal to the GMIB withdrawal amount will reduce the guaranteed earnings income base by the amount of such withdrawals, in other words dollar for dollar. The GMIB withdrawal amount is determined by multiplying the GMIB withdrawal percentage by the guaranteed earnings income base as of the beginning of the contract year. The GMIB withdrawal percentage for the GMIB Plus with Annual Reset (2009) is 5%. For example, if the guaranteed earnings income base as of the beginning of the contract year is $100,000, withdrawals of $5,000 or less in that contract year will reduce the guaranteed earnings income base dollar for dollar. Beginning with the contract anniversary after the annuitant reaches age 85, withdrawals you make during a contract year equal to or less than GMIB withdrawal amount will not reduce the guaranteed earnings income base.

If you take withdrawals before the end of the year, there is a risk that the amount of your guaranteed earnings income base at the beginning of the next contract year will be less than the guaranteed earnings income base at the beginning of the current contract year, which would then reduce the amount that you can withdraw on a dollar for dollar basis in the next contract year. However, if you set up a systematic withdrawal program on a monthly, quarterly or semi-annual basis, we will adjust the guaranteed earnings income base at the beginning of the next contract year so that it equals the guaranteed earnings income base at the beginning of the current contract year as long as (a) you have not made any withdrawals before the earlier of (i) 31 days after the rider was issued, or (ii) the end of the first such periodic payment period, and (b) you have no amounts allocated to the Fixed Accumulation Account.

Any withdrawals you take in the first 30 days after the rider is issued and any withdrawals in excess of the GMIB withdrawal amount will reduce the guaranteed earnings income base pro rata. Under a pro rata reduction, the guaranteed earnings income base will be reduced by the same percentage that the withdrawal in excess of the GMIB withdrawal amount reduces your contract value. For example, assume you have already withdrawn your GMIB withdrawal amount. Only the portion of a withdrawal that is in excess of the GMIB withdrawal amount will reduce the guaranteed earnings income base pro rata. A pro-rata reduction may materially reduce the income available under the GMIB rider in future years.

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As an example of how withdrawals work under the GMIB Plus with Annual Reset (2009), assume your guaranteed earnings income base is $100,000 at the beginning of a contract year, so your GMIB withdrawal amount is $5,000 ($100,000 x .05). That means you can withdraw $5,000 dollar for dollar during that contract year. Assume your contract value is $90,000 and you take a withdrawal of $6,000. First, we process the portion of the withdrawal that is dollar for dollar, $5,000. Taking into account that portion of the withdrawal, your contract value is reduced to $85,000 and your guaranteed earnings income base to $95,000. Then, we process the portion of the withdrawal in excess of the GMIB withdrawal amount, $1,000. Because you have already taken your GMIB withdrawal amount, the $1,000 withdrawal will reduce the guaranteed earnings income base pro rata. Your guaranteed earnings income base is then reduced to $93,882, i.e. $95,000 — ([$1,000/$85,000] x $95,000).

The guaranteed earnings income base shall not exceed 15 times your total net purchase payments, minus amounts for any withdrawals from your contract. This means that, unless the step-up base is higher, the guaranteed income base, which is used to determine the monthly annuity payments under this rider, will not exceed 15 times your total net purchase payments. Any withdrawals you take during a contract year less than or equal to the GMIB withdrawal amount will reduce this limit by the amount of such withdrawals, in other words dollar for dollar. Any withdrawals in excess of the GMIB withdrawal amount will reduce this limit pro rata.

Step-up base.

At contract issue, the step-up base equals net purchase payments. On each contract anniversary, the step-up base will increase, until the anniversary following the annuitant’s 85th birthday, to the contract value if greater than the prior step-up base. The step-up base is increased by the amount of each subsequent net purchase payment at the time of payment. All withdrawals are taken from the step-up base on a pro rata basis. That means the step-up base will be reduced by the same percentage the withdrawal reduces your contract value.

You may not annuitize your contract under the rider until the GMIB Plus with Annual Reset (2009) rider has been in effect for at least 10 years. We may refer to this time period as the “10 year annuitization waiting period.” If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary (or 10th anniversary of the date the rider was last reset, if applicable) or within 30 days after any later anniversary before the annuitant is age 91.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB Plus with Annual Reset (2009) rider, we will pay the larger amounts.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a contract value or guarantee performance of any investment option. The level of lifetime income guaranteed by a GMIB rider may be less than the income that our current annuity factors would provide because (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our then-offered immediate annuities.

No lapse.

With the GMIB Plus with Annual Reset (2009) rider, there is a “no lapse” provision allowing annuitization if your contract value is reduced to zero before the initial 10 year annuitization waiting period ends. With this provision, if prior to the time you are eligible to annuitize using your guaranteed income base, your contract value becomes zero, you can, at your option, annuitize your contract using your then-guaranteed income base at the annuitization rates provided under the rider for your then-age. However, if during the 10 year rider period you withdraw more than amounts eligible for dollar-for-dollar treatment to the guaranteed earnings base, you will forfeit this protection. That is to say, if during any one contract year you withdraw more than the GMIB withdrawal amount, the “no lapse” protection is not available from the point of that “excess” withdrawal forward. If the GMIB rider is reset and your contract value at time of reset is greater than the guaranteed income base, then the “no lapse” protection will be reinstated.

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Investment Restrictions.

If you purchase the GMIB Plus with Annual Reset (2009) rider, you must abide by investment restrictions. You must allocate any variable account portion of your purchase payments and contract value to (a) one of Asset Allocation Models 2, 3 or 4 or (b) in accordance with the Fund Category requirements described in “Investment Restrictions for Certain Optional Riders.” You may allocate all or any portion of your purchase payments and contract value to the Fixed Accumulation Account, if available. The GMIB Plus with Annual Reset (2009) rider will be cancelled if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

Resets.

Subject to certain limitations, the GMIB Plus with Annual Reset (2009) rider provides you the option of resetting the guaranteed earnings income base to the then-current contract value each and every contract anniversary prior to the annuitant’s 81st birthday. If the contract value at the time of reset is higher than the guaranteed earnings income base and you reset, you may make larger withdrawals on a dollar for dollar basis from the new guaranteed earnings income base. At every eligible reset anniversary, you can reset the guaranteed earnings income base by notifying us within 30 days after the contract anniversary date in writing or other method we agree to. If you reset, the maximum guaranteed earnings income base will be reset to 15 times the then-current contract value.

Resetting the rider sets the guaranteed earnings income base equal to the current contract value, as opposed to a step-up, which sets the step-up base equal to the current contract value. The step-up base will increase automatically each contract anniversary if the contract value is higher than the previous step-up base, so it preserves your potential gain. The guaranteed earnings income base is not reset automatically to the current contract value. You must elect to reset it.

If you elect to reset the guaranteed earnings income base, a new 10 year annuitization waiting period will begin. That is, you will not be eligible to annuitize using the guaranteed income base for the ten year period following the reset. You may choose to receive annuity payments as provided in your contract during the ten year period or under a single premium, immediate annuity we may generally make available at the time, but your GMIB rider will then be of no further value to you.

When the optional death benefit ARDBR (2009) has also been purchased, resetting the GMIB Plus with Annual Reset (2009) also resets the ARDBR (2009) earnings base. Resetting the GMIB Plus with Annual Reset (2009) is the only way in which the ARDBR (2009) can be reset.

Charge.

There is an additional annual charge for the GMIB Plus with Annual Reset (2009) rider of 0.95% of your guaranteed income base. We may increase the charge for this rider on any reset. The new charge will be no higher than the then current charge for new issues of the GMIB Plus with Annual Reset (2009) rider, which we guarantee will not exceed 1.50%.

If you have notified us that you elect to reset and we notify you of a charge increase effective upon reset, you may decline to accept an increase in the charge for the rider by revoking your request to reset. If you wish to decline an increase in charge by revoking the reset, you must notify us in writing, or in any other manner acceptable to us, within 30 days after the contract anniversary the guaranteed earnings income base is reset. If you elect to reset the guaranteed earnings income base in the future, however, your rate will be increased upon reset to the then-current charge for the GMIB Plus with Annual Reset (2009) rider.

Please note that if you have purchased the ARDBR (2009) and you decline a charge increase with the GMIB Plus with Annual Reset (2009) rider by refusing a reset of the guaranteed earnings income base, you will not be able to reset the ARDBR (2009).

The charge for the GMIB Plus with Annual Reset (2009) rider ends when you begin to receive annuity or GMIB payments, or the rider has expired at the first contract anniversary after the annuitant’s 90th birthday. The annual

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charge for the rider will continue even if the underlying Funds’ investment performance surpasses the GMIB guarantees.

We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your contract value and will not affect the amount you receive under this rider. In addition, the withdrawal fee will not be considered a withdrawal under the rider.

Termination.

You may cancel the ARDBR as of any contract anniversary by providing Notice to us prior to or within 15 days of that anniversary. If you choose to terminate the rider by providing Notice to us prior to the contract anniversary, a full annual rider charge will be assessed without being prorated to the date of termination. Since you may only purchase the ARDBR (2009) if you purchase the GMIB Plus with Annual Reset (2009) rider, any termination of the GMIB Plus with Annual Reset (2009) rider will automatically terminate the ARDBR (2009) as well. If you have purchased the ARDBR (2009) and subsequently violate the investment restrictions of the GMIB Plus with Annual Reset (2009), both the GMIB Plus with Annual Reset (2009) rider and the ARDBR (2009) will be cancelled.

Required Minimum Distribution.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Your required minimum distribution per year may exceed your GMIB withdrawal amount which would result in a pro rata reduction in the guaranteed earnings income base. See “Federal Tax Status” and “Appendix A — IRA Disclosure Statement.” You could be subject to tax penalties if you do not begin taking withdrawals until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB Plus with Annual Rest (2009) rider is appropriate for you.

Other versions

This section describes the other optional GMIB riders that we currently offer or have been offered in the past. Not all of the riders may be available in all states and not all riders may be currently available for issue.

GMIB

You may add a GMIB rider to your contract at the time the contract is issued. We may, at our sole option, also offer the GMIB riders to existing contracts, in which case they may be added on a contract anniversary. All of the GMIB riders guarantee minimum lifetime fixed income in monthly annuity payments.

The amount of these payments for the GMIB rider is determined by applying the “guaranteed income base” to the annuity tables in the GMIB rider. The guaranteed income base is the greater of (a) your “guaranteed earnings income base,” which is your total purchase payments, from the time the GMIB rider is issued until the GMIB payments begin or you reach age 85, accumulated at an annual rate of 6% or (b) your “step-up base,” which is your highest total contract value as of any contract anniversary before the annuitant attains age 80. The guaranteed income base is reduced proportionately for any withdrawals. If the annuitant is age 76 to 80 when GMIB is purchased, the guaranteed annual rate is 4% instead of 6%. You may not purchase GMIB after the annuitant is age 80.

If the amount of annuity payments under the contract or under a single premium immediate annuity we offer at the time you elect to annuitize would be greater than the amount of payments under the GMIB rider, we will pay the larger amounts.

If you choose GMIB, there is an annual charge, at the end of each contract year, of 0.45% of the guaranteed income base as of each contract anniversary. The charge for GMIB ends when you begin to receive annuity or GMIB payments, or the rider has expired at the later of your age 85 or 10 years after you purchased the rider. Except as described below, if you choose GMIB, you cannot later discontinue it. The annual charge for GMIB will

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continue even if the underlying Funds’ investment performance surpasses the GMIB guarantees. The GMIB rider is no longer available. Last available purchase date depends on state of contract issue. See your representative for more information.

You may not begin to receive GMIB payments until the GMIB rider has been in effect for at least 10 years. We may refer to this time period as the “ten year annuitization waiting period.” If you choose to receive annuity payments as provided in the contract or under a single premium annuity we offer instead of receiving GMIB payments, your GMIB rider will then be of no further value to you. You may elect to receive GMIB payments within 30 days after the rider’s 10th anniversary or within 30 days after any later anniversary before the annuitant is age 85. If the annuitant is age 76 to 80 when you purchase GMIB, your GMIB payments must begin on the rider’s 10th anniversary.

The guaranteed income base is used solely for the purpose of calculating GMIB payments. It does not provide a contract value or guarantee performance of any investment option. The level of lifetime income guaranteed by GMIB may be less than the income that our current annuity factors would provide because, (a) GMIB payments may assume a lower interest rate and (b) GMIB payments may be based on an assumption that you will live longer than the mortality assumed in our then-offered immediate annuities.

GMIB Plus

In those states where permitted, we offered a GMIB “Plus” rider. The GMIB Plus rider is no longer available. Last available purchase date depends on state of contract issue. See your representative for more information. You may not have both GMIB and GMIB Plus on the same contract, and we may limit the availability of one or the other of the riders in any state. GMIB Plus is identical to GMIB except for these three differences:

(1)	For GMIB Plus, any withdrawals you make during a contract year equal to or less than the amount that the guaranteed earnings base has increased during that year will reduce the guaranteed earnings income base dollar for dollar.

(2)	The step-up income base is your highest total contract value as of any anniversary before the annuitant attains age 85, rather than 80.

(3)	The annual charge for GMIB Plus is 0.55% of the guaranteed income base.

GMIB Plus with Five Year Reset

In those states where permitted, we offered a GMIB Plus with Five Year Reset rider. The GMIB Plus with Five Year Reset was not available for purchase after May 15, 2009. The GMIB Plus with Five Year Reset was not available for purchase after the annuitant was age 79. The GMIB Plus with Five Year Reset rider is identical to GMIB Plus except:

(1)	For the GMIB Plus with Five Year Reset you may reset the guaranteed earnings income base on the fifth contract anniversary and the annual charge is 0.55% of the guaranteed income base.

(2)	There is a “no lapse” provision allowing annuitization if your contract value is reduced to zero before the ten year annuitization waiting period.

With the “no-lapse” provision listed above, if prior to the time you are eligible to annuitize using your guaranteed income base, your contract value becomes zero, you can, at your option, annuitize your contract using your then-guaranteed income base at the annuitization rates provided under the GMIB rider for your then-age. However, if during the ten year rider period you withdraw more than amounts eligible for dollar-for-dollar treatment to the guaranteed earnings base, you will forfeit this protection. That is to say, if during any one contract year you withdraw more than 6% of the guaranteed earnings income base (4% if the rider was issued after age 75) the “no lapse” protection is not available from the point of that “excess” withdrawal forward. We may allow you to reinstate the “no lapse” protection if the GMIB rider is reset and your contract value at time of reset is greater than the guaranteed income base.

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GMIB Plus with Annual Reset

In those states where permitted, we may also offer a GMIB Plus with Annual Reset rider. You cannot purchase the GMIB Plus with Annual Reset if the GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB is available. We may limit the availability of the riders in any state. You may purchase GMIB Plus with Annual Reset until the annuitant is age 75. GMIB Plus with Annual Reset rider is identical to GMIB Plus with Five Year Reset rider except that you may reset the guaranteed earnings income base on each contract anniversary and the annual charge is 0.70% of the guaranteed income base.

In those states where permitted, in the future we may allow you under certain circumstances to discontinue the GMIB or GMIB Plus rider in order to add the GMIB Plus with Annual Reset rider on a contract anniversary. If you choose to add the GMIB Plus with Annual Reset rider, a new ten year annuitization waiting period will begin. Depending on the future investment results under your contract, it may be disadvantageous to you to replace your GMIB or GMIB Plus rider with the GMIB Plus with Annual Reset rider. Please consult with your financial representative to determine if adding the GMIB Plus with Annual Reset rider is appropriate for you.

The effect of the GMIB, GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset riders is to allow you to withdraw an amount equal to the amount by which your guaranteed earnings income base has grown without reducing the guaranteed earnings income base below its amount as of the beginning of the current contract year. The GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset allow those contract owners to access cash values for income immediately, provided no more than 6% (or 4% depending on age at the time the rider is issued) is withdrawn yearly, while leaving the guaranteed earnings income base at or above the level it began the contract year at. You could for instance take withdrawals of 6% (4% for issue ages 76 or greater) of the contract year’s beginning guaranteed earnings income base year after year and the guaranteed earnings income base would then remain at its original level if you make no other purchase payments or withdrawals. In contrast, the GMIB’s pro rata deduction against the guaranteed earnings income base could adversely impact the contract owners taking income in that the guaranteed amount could be reduced more aggressively than with the GMIB Plus, GMIB Plus with Five Year Reset and GMIB Plus with Annual Reset riders. In any event, the step-up base is adjusted pro rata for any withdrawals.

Subject to certain limitations, the GMIB Plus, the GMIB Plus with Five Year Reset and the GMIB Plus with Annual Reset riders provide you the option of resetting the guaranteed earnings income base to the then-current contract value. The GMIB Plus with Five Year Reset rider allows you to reset every 5th contract anniversary prior to the annuitant’s 75th birthday. The GMIB Plus with Annual Reset rider allows you to reset each and every contract anniversary up to the later of the annuitant’s 75th birthday or the 5th rider anniversary, with a minimum opportunity of 5 resets. If the contract value at the time of reset is higher than the guaranteed earnings income base, you may make larger withdrawals on a dollar for dollar basis from the new guaranteed earnings income base. At every eligible reset anniversary, you can reset the guaranteed earnings income base by notifying the Company within 30 days after the contract anniversary date in writing or other method the Company agrees to. If you elect to reset the guaranteed earnings income base a new ten year annuitization waiting period will begin and you will be required to enter a new rider charge period. That is, you will not be eligible to annuitize using the guaranteed income base for the ten year period following the reset. You may choose to receive annuity payments as provided in your contract during the ten year period or under a single premium, immediate annuity we may generally make available at the time, but your GMIB rider will then be of no further value to you.

In any event, resetting may not be elected after the annuitant’s 79th birthday. Because of this, contract owners close to age 75 should consider whether the annual reset option is of benefit to them.

When the optional death benefit ARDBR has also been purchased, resetting the GMIB Plus with Annual Reset also resets the ARDBR earnings base. Resetting the GMIB Plus with Annual Reset is the only way in which the ARDBR can be reset.

Tax qualified retirement plans and Individual Retirement Annuities have minimum distribution requirements. Participants may be required to begin receiving payments from a tax qualified contract before the rider’s 10th

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anniversary. See “Federal Tax Status” and “Appendix A — IRA Disclosure Statement.” You could be subject to tax penalties if you do not begin receiving GMIB payments until after your required minimum distribution beginning date. Please consult your tax advisor to determine if the GMIB riders are appropriate for you.

Optional Guaranteed Principal Access (“GPA”)

In the past, we offered a Guaranteed Principal Access (“GPA”) rider in those states where permitted. The GPA rider was not available for purchase after May 1, 2009. With certain restrictions, this rider guarantees:

i.	you will be able to withdraw a portion (up to 7% or 8% annually, depending on the rider you choose) of your contract’s guaranteed principal amount for a term of ten years, regardless of the then current cash value of your contract;

ii.	we will add into the contract the excess, if any, of the guaranteed principal amount, adjusted for withdrawals, over the eligible contract value, if the eligible contract value is positive at the end of the ten year term. The eligible contract value is the contract value attributable to the beginning principal amount; and

iii.	we will allow you to take periodic withdrawals from your contract as described below in a total amount equal to the excess of the guaranteed principal amount, adjusted for withdrawals, over the eligible contract value, if the eligible contract value is reduced to zero during the ten year term.

The guarantees included in this rider are general account obligations. General account assets, unlike separate account assets, are subject to the claims of our creditors. Therefore, guarantees are based on the claims-paying ability of Ohio National Life.

This rider is beneficial to those contract owners who anticipate taking withdrawals over a limited time and who are concerned about possible decreases in contract values affecting the amount available for their withdrawal. This rider differs from the Guaranteed Principal Protection (“GPP”) rider because the GPP rider does not contemplate, nor guarantee withdrawals. If you do not anticipate withdrawing money from your rider in the next ten years, you may wish to purchase the GPP rider which guarantees your principal at the end of the ten years and costs less than the GPA rider. Because GPA involves withdrawals, the amount you may annuitize under your contract may be less than you would otherwise have if you had not elected withdrawals.

If you select this rider, at the end of the ten-year rider period, we will credit your contract with the difference between the remaining unused guaranteed principal amount and the remaining eligible contract value. If at the end of the rider term the variable contract value relating to the guaranteed principal amount exceeds the unused guaranteed principal amount, there will be no additional amounts added to your rider.

You may apply for the GPA rider at the time you apply for the contract. We may, at our sole option, also offer the GPA rider to existing contracts, in which case it may be added on a contract anniversary so long as the annuitant is under age 81 at the time the rider is issued. In addition, the GPA rider is not available in conjunction with the GPP rider or any of the Guaranteed Minimum Income Benefit (“GMIB”) riders we may offer. If you select the GPA rider, the variable portion of your contract values must be allocated to and, for the duration of the rider, remain in one of the Asset Allocation Models and you must abide by all the rules associated with the Asset Allocation Models (see “Optional Asset Allocation Models”). You may also have a portion of your contract values in a fixed accumulation account or a dollar-cost averaging account that transfers to a model, that we may offer while this rider is in force.

The annual charge for the rider is deducted on each contract anniversary and is .40% of your average annual contract value for the 7% GPA rider and .50% of your eligible average annual contract value for the 8% GPA rider.

The annual amount you may withdraw is a percentage (7% or 8%) of the beginning guaranteed principal amount. The beginning guaranteed principal amount is defined as your initial purchase payment, plus any additional purchase payments received within the first six months after the contract is issued. If the rider is added after issue, the beginning guaranteed principal amount is the then-current contract value.

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It is not necessary that you withdraw from the guaranteed amount from your contract each year. However, the amount available for withdrawal is not cumulative from year to year. For example, if you only withdraw 5% of an eligible 7%, the amount available the next year is still 7%. The amount you elect not to withdraw in a year remains guaranteed and will be included in the amount to be added to the contract, if any, at the end of the ten year withdrawal period.

You may also withdraw more than the annual guaranteed withdrawal amount in a given year. However, the excess withdrawal amount will function to reduce the amount guaranteed for withdrawal in later years of the rider. The amount eligible for withdrawal during the remainder of the rider period following an excess withdrawal is the lesser of the contract value immediately following the excess withdrawal or the guaranteed principal amount less the amount withdrawn. The amount you may withdraw on a guaranteed basis will be less than the amount you were able to withdraw and on the next contract anniversary, you will begin a new 10-year term and your guaranteed annual withdrawal amount will be recalculated. As a result, if you take an excess withdrawal when your total contract value is less than your beginning guaranteed principal amount, you will forfeit a portion of the prior beginning guaranteed principal amount. In addition, if you take an excess withdrawal and as a result your contract value related to the beginning guaranteed principal amount is zero, you will have no benefit under the GPA rider. Also, an excess withdrawal may impact the amount you will receive under a scheduled payment or withdrawal plan because the guaranteed withdrawal amount eligible for withdrawal in future years is decreased.

If you terminate the rider, either by notifying us before the next contract anniversary date or by moving contract values out of the optional Asset Allocation Models, a full annual rider charge will be assessed without being prorated to the date of termination.

After the rider has been in effect for at least 5 years, we offer you the opportunity to reset the GPA rider. You may reset the rider on a subsequent contract anniversary so long as the annuitant has not reached age 81. Upon resetting the rider, you will be eligible to annually withdraw 7% or 8% of the then-current total contract value each of the next 10 years. The charge for a rider upon reset may be higher than the initial charge for the rider based on rates applicable to new contracts. You may reset the rider more than once, but you must wait 5 years between resets.

If, during the course of the rider, your eligible contract value decreases to zero and you are still eligible for guaranteed withdrawals, we will pay the remaining guaranteed principal amount in a series of preauthorized withdrawals, for which we may limit the amount or frequency. In other words, the remaining guaranteed principal amounts are paid to you through a single premium immediate fixed annuity. You may elect any payout option you wish, except that the annual payouts may not exceed the guaranteed principal withdrawal amount you would have otherwise been entitled to receive. As such, your annual payments will continue beyond the end of the ten year term until your remaining guaranteed principal amount is paid out in full. We will not pay interest on the amounts to be paid to you under these circumstances. Additionally, if your entire contract value decreases to zero, we will not accept any additional purchase payments under the contract and the contract will cease to provide any death benefit.

The rider will continue only upon the death of the owner and the transfer of the contract through the spousal continuation provision of your contract. Upon a spousal transfer, the new owner has all the rights of the original owner, including the right to reset the rider and renew the rider at the end of the 10-year term. Unless there is a spousal continuation, this rider terminates upon the death of the owner.

Optional Guaranteed Principal Protection (“GPP”)

In those states where permitted, we may offer the GPP rider when you apply for the contract. We may, at our sole option, also offer the GPP rider to existing contracts, in which case it may be added on a contract anniversary, if the annuitant is then under age 80. GPP is not available when your contract includes the optional GPA rider.

If you continue the GPP rider until the end of its 10-year term, and do not make any withdrawals, we guarantee that your eligible contract value will not be less than it was at the beginning of the 10-year term. On the last day of the

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10-year term, we will add an amount to your total contract value to increase it to the “guaranteed principal amount” if the eligible contract value at the end of the 10-year term is less than the guaranteed principal amount. The guaranteed principal amount is the contract value:

(a)	as of the first day of the rider’s term, or

(b)	the amount in (a) plus the total of any purchase payments made in the first 6 months if the rider was included in the contract when you purchased the contract, and/or

(c)	reduced pro rata for any withdrawals you made.

Contract values attributable to purchase payments made after the rider is added (or after the first 6 months if the rider is included when the contract was issued) are not included in the guaranteed principal amount and do not count as part of your eligible contract value at the end of the term for purposes of determining the benefit amount.

The guarantees included in this rider are general account obligations. General account assets, unlike separate account assets, are subject to the claims of our creditors. Therefore, guarantees are based on the claims-paying ability of Ohio National Life.

If you choose GPP, you must allocate all variable contract values to one of the Asset Allocation Models (see Optional Asset Allocation Models) during the entire 10-year term of the rider. You may change asset allocation models at any time. You may also have a portion of your contract values in a fixed accumulation account or a dollar cost averaging account that we may offer while this rider is in force. If you stop using a model, we will cancel the GPP rider. You may cancel the GPP rider as of any contract anniversary by notifying us before that anniversary. Cancellation of the GPP rider does not affect any other contract features. You may continue using an Asset Allocation Model after the GPP rider ends.

In those states where permitted, for riders applied for on or after May 15, 2009, the charge for the GPP rider is made on each contract anniversary at the rate of 0.55% of the average of your guaranteed principal amount at the beginning and the end of each contract year. (The charge for riders applied for prior to October 9, 2006 is 0.20% and for riders applied for between October 9, 2006 and May 15, 2009 is 0.25%.) This charge will discontinue if the GPP rider is cancelled. However, if the GPP is canceled because you stop using a model, a full annual rider charge will be assessed without being prorated to the date of cancellation.

At the end of the 10-year term, you may reset the rider for another 10-year term if the annuitant is then under age 80. The guaranteed principal amount under the new GPP 10-year term will be your total contract value as of the end of the 10-year term then ended, including any amount we then add pursuant to the earlier GPP 10-year term, subject to adjustment for any withdrawals. You may also reset the GPP rider’s guaranteed principal amount at the current contract value on any contract anniversary after the rider has been in effect for at least 5 years (if the annuitant is then under age 80). This starts a new 10-year rider term.

If the annuitant dies during the 10-year term, and his or her spouse continues the contract, the GPP rider may also be continued.

Optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Riders

In those states where permitted, we may offer a Guaranteed Lifetime Withdrawal Benefit (“GLWB”) rider when you apply for the contract. If you choose the GLWB rider, you may not have any other rider available under this contract except for the annual stepped-up death benefit. We may, at our sole option, offer the GLWB rider to existing contracts, in which case it may be added on a contract anniversary. You may not add the GLWB rider if you have any rider, other than the annual stepped-up death benefit, on your contract. You may not add this rider before the annuitant is 40 years old or once the annuitant is 86 years old.

Subject to the conditions described below, the GLWB rider provides a guaranteed level of withdrawals from your contract in each contract year for the lifetime of the annuitant beginning when the annuitant is age 59 1/2. The

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GLWB rider may help protect you from the risk that you may outlive your income. Guarantees are based on the claims-paying ability of Ohio National Life.

With the GLWB rider, you may take annual withdrawals regardless of your contract value and without a surrender charge. The maximum annual withdrawals you may take are determined by applying a percentage to a value we refer to as the GLWB base. The percentage you may take is set at the time of your first withdrawal and may only change in limited circumstances. The GLWB base, which is described below, is recalculated annually, so the amount you may withdraw can change every year. Certain of your actions can increase or decrease the GLWB base, which would affect the annual amount you may withdraw. These actions include making additional purchase payments, not taking withdrawals or taking more than the maximum annual withdrawals.

GLWB base.

The initial GLWB base is equal to your initial purchase payment if the rider is added at issue. If you add the rider after issue, the initial GLWB base is equal to the contract value on the contract anniversary the rider is added. The GLWB base is increased dollar for dollar by purchase payments when made and decreased pro-rata for “excess withdrawals” as described below. Withdrawals that do not exceed the maximum annual withdrawals allowed under this rider will not decrease the GLWB base but will decrease your contract value.

On each contract anniversary, the GLWB base is reset to the greater of (a) the initial GLWB base plus subsequent purchase payments, adjusted for any excess withdrawals, (b) the then-current contract value (also called the “step-up base”) or (c) the “annual credit base” described below.

If you take no withdrawals in the first ten contract years the GLWB rider is in effect, we guarantee that your GLWB base on your tenth GLWB rider anniversary will be at least:

(a)	200% of an amount equal to your initial GLWB base plus total subsequent purchase payments made in the first contract year the rider is in effect, plus

(b)	any purchase payments made in the remainder of the first ten years the rider is in effect.

For example, if your initial purchase payment is $100,000, you make no additional purchase payments and you take no withdrawals, we guarantee your GLWB base on the tenth rider anniversary will be at least $200,000.

Annual credit base.

With the GLWB, there is a ten-year period called the “annual credit period.” During the annual credit period, you may be eligible for the annual credit base, which provides for a credit to your GLWB base of 8% simple interest for each year you do not take any withdrawals. You will start a new ten-year annual credit period on each contract anniversary the GLWB base is set equal to the step-up base. If you take a withdrawal from your contract during the annual credit period, you will not be eligible for the annual credit for the year in which you took the withdrawal.

The annual credit base at the end of the contract year is equal to:

(a)	the GLWB base as of the prior contract anniversary, plus

(b)	purchase payments made during the current contract year, plus

(c)	8% of the “annual credit calculation base.”

The annual credit calculation base is equal to the GLWB base at the beginning of the annual credit period, increased for any additional purchase payments made since the beginning of the annual credit period. If there is an excess withdrawal and the GLWB base after it has been adjusted for the excess withdrawal is less than the annual credit calculation base, the annual credit calculation base will be lowered to the GLWB base going forward.

Excess withdrawals.

The GLWB base is reduced pro-rata by any excess withdrawals. An excess withdrawal is the amount a withdrawal exceeds the maximum annual withdrawal under this rider. For example, assume you may withdraw $5,000 annually

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under the GLWB rider and in one contract year you withdraw $6,000. $1,000 would be an excess withdrawal. An excess withdrawal will reduce your GLWB base by the same percentage the excess withdrawal reduces your contract value.

For example, assume your GLWB base is $100,000 at the beginning of the contract year and your withdrawal percentage is 5%, so your maximum annual withdrawal is $5,000. That means you can withdraw $5,000 without it affecting your GLWB base. Assume your contract value is $90,000 and you withdraw $6,000. First we process that portion of the withdrawal that is allowed, $5,000. Your GLWB base remains $100,000 and your contract value decreases to $85,000. Then we process that portion of the withdrawal in excess of your maximum annual withdrawal, $1,000. Because you have already taken your maximum annual withdrawal, the $1,000 withdrawal will reduce the GLWB base pro rata. Your GLWB base will be reduced to $98,824, i.e. $100,000 — ([$1,000/$85,000] x $100,000).

Because the allowable annual withdrawals under this rider begin when the annuitant is 59 1/2, any withdrawal under the contract prior to the annuitant reaching age 59 1/2 is an excess withdrawal. Since excess withdrawals reduce your GLWB base pro-rata, any withdrawals you take before the annuitant is 59 1/2 may significantly reduce or eliminate the lifetime maximum annual withdrawals under this rider.

Maximum Annual Withdrawals.

The amount you may annually withdraw under the GLWB rider is based upon the annuitant’s age when withdrawals begin and is equal to the following withdrawal percentages multiplied by the “GLWB base”:

Maximum Annual
Annuitant’s Age	Withdrawal %

59 1/2 to 64	4%
65 to 79	5%
80+	6%

After you start taking withdrawals, the maximum percentage you may withdraw will not automatically increase to a higher percentage when the annuitant reaches a higher age bracket. Your maximum withdrawal percentage will only increase based on the annuitant’s then current age on a contract anniversary when the GLWB base has been increased to the step-up base as described above.

You may withdraw the maximum annual withdrawal amount under the GLWB rider without a surrender charge even if the maximum annual withdrawal amount exceeds 10% of your contract value. We reserve the right to charge a withdrawal fee of up to the lesser of 2% of the amount withdrawn or $15 per withdrawal for withdrawals in excess of 14 in a contract year. We are not currently charging this fee. If charged, this fee would be assessed against your contract value and will not affect the amount you withdraw under this rider.

Example.

The following provides an example of how the annual credit base and withdrawals work. Assume you purchase a contract with an initial purchase payment of $100,000 and select the GLWB rider. Further assume (i) the annuitant is age 65 at the time of purchase; (ii) you take a withdrawal of $1,000 in year five and one of $50,000 in year six and take no other withdrawals in the first ten years, (iii) you make an additional purchase payment of $50,000 in year three and one of $10,000 in year eight, and (iv) the market is flat, net of contract expenses and charges, over the first ten years of your contract and, therefore, your contract value does not increase due to market performance. Your initial GLWB base and annual credit calculation base is $100,000. Since you took no withdrawals in years one or two and the market was flat, you receive a $8,000 credit at the end of each year (8% of $100,000 annual credit calculation base) and your annual credit base and GLWB base are $108,000 at the end of year one and $116,000 at the end of year two.

At the start of year three, you make an additional purchase payment of $50,000, so your annual credit calculation base increases to $150,000 ($100,000 initial annual credit calculation base + $50,000 additional purchase payment). Your GLWB base immediately increases with the additional purchase payment to $166,000 ($116,000

Form 8523

prior GLWB base + $50,000 additional purchase payment). Your annual credit at the end of year three is $12,000 (8% of $150,000 annual credit calculation base). Your annual credit base at the end of year three, therefore, is $178,000 ($116,000 prior GLWB base + $50,000 purchase payment + $12,000 annual credit), and your GLWB base is set equal to your annual credit base.

In year four you take no withdrawals and make no additional purchase payments. Your annual credit for year four is $12,000 (8% of $150,000 annual credit calculation base), so your annual credit base, and therefore your GLWB base, at the end of year four is $190,000 ($178,000 prior GLWB base + $12,000 annual credit).

In year five, when the annuitant is age 70 and your maximum annual withdrawal amount under the rider is $9,500 (5% of $190,000), you take a withdrawal of $1,000. Because your withdrawal is less than the maximum annual withdrawal, your GLWB base is not reduced by the withdrawal and remains $190,000. Further, because you took a withdrawal, you are not eligible for the annual credit in year five.

In year six, when the annuitant is age 71 and your maximum annual withdrawal amount under the rider is $9,500 (5% of $190,000), you take a withdrawal of $50,000. Because your withdrawal exceeds your maximum annual withdrawal amount, $40,500 of it is an excess withdrawal and you are not eligible for an annual credit at the end of year six. Your contract value after the allowed withdrawal of $9,500 was $139,500. Upon the excess withdrawal, your GLWB base is set equal to $134,839, i.e. $190,000 — [($40,500/$139,500) x $190,000]. Because the GLWB base after adjustment for the excess withdrawal of $134,839 is less than the annual credit calculation base of $150,000, the annual credit calculation base is set equal to the GLWB base of $134,839.

In year seven you take no withdrawals and make no additional purchase payments. Your annual credit for year seven is $10,787 (8% of $134,839 annual credit calculation base), so your annual credit base, and therefore, your GLWB base, at the end of the year seven is $145,626 ($134,839 prior GLWB base + $10,787 annual credit).

At the start of year eight, you make an additional purchase payment of $10,000. Your GLWB base immediately increases with the additional purchase payment to $155,626 ($145,626 prior GLWB base + $10,000 additional purchase payment). Your annual credit calculation base increases to $144,839 ($134,839 prior annual credit calculation base + $10,000 additional purchase payment). Your annual credit at the end of year eight is $11,587 (8% of $144,839 annual credit calculation base). Your annual credit base at the end of year eight, therefore, is $167,213 ($145,626 prior GLWB base + $10,000 additional purchase payment + $11,587 annual credit), and your GLWB base is set equal to your annual credit base.

Since you take no more withdrawals and add no more purchase payments during the ten year annual credit period, for each year in years nine and ten, your annual credit will be $11,587 (8% of $144,839 annual credit calculation base). Furthermore, since the market is flat, your GLWB base increases each of those years by the amount of the annual credit to $178,800 for year nine and $190,387 for year ten.

Lifetime Annuity Period.

You will enter the “Lifetime Annuity Period” when (a) the annuitant is at least 59 1/2 years old and (b) (i) your contract value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) your contract reaches the annuity payout date. If your contract value goes to zero other than because of an excess withdrawal before the annuitant is 59 1/2 years old, the Lifetime Annuity Period is deferred until the annuitant reaches age 59 1/2. In determining whether your contract value goes to zero because of an excess withdrawal, we will first calculate your contract value for that valuation period and then determine the effect of an excess withdrawal on contract value.

During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the GLWB rider for the lifetime of the annuitant. Once you enter the Lifetime Annuity Period, we will not accept any additional purchase payments and you will no longer be eligible for any further increases in the GLWB base. Furthermore, the contract will only provide the benefits under the GLWB rider.

Form 8523

In lieu of this annual payout for the lifetime of the annuitant, you may elect to receive an age-based lump sum or an underwritten lump sum settlement option. Under the age-based lump sum settlement option, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the GLWB rider multiplied by the multiplier specified below:

Annuitant’s Age
Nearest Birthday	Multiplier

60-64	6.7
65-69	5.7
70-74	4.7
75-79	3.7
80-84	2.7
85-89	2.0
90+	1.4

You may elect the underwritten lump sum settlement option if a licensed physician attests that the annuitant is in good health and has a life expectancy that is in line with that of the average purchaser of annuity products at that age. The amount you may receive under this option will be determined based on age and sex, taking into account health information on the annuitant.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate annuity we offer based upon your contract value at that time.

Whether you should elect the lifetime annuity payout option or the lump sum settlement option depends upon your personal circumstances and risk tolerance. The lifetime annuity payout option provides a guaranteed stream of payments over the remainder of your life and, as such, protects you against the risk that you could outlive your available income. However, if you elect the lifetime annuity payout option, you will not have the ability to receive any payment from your annuity other than the income stream provided by the lifetime annuity payout option. In contrast, if you elect the lump sum settlement option, you will have access immediately to the proceeds to invest, save or spend as you choose, but you will have no guarantee of future payments. In that case, you assume the risk that you might outlive your available funds and have no proceeds or stream of income available from this annuity in the future.

If you elect the lifetime annuity payout option and there is contract value remaining in your annuity, you should ask us about the alternative immediate annuity options under the contract or that we might have generally available for sale at that time. It is possible that one of those alternative annuity options might pay you a higher stream of income or otherwise better fit your circumstances and needs. We will be happy to provide you with whichever immediate annuity option you choose.

If you elect the lump sum payment option and you are in good health, you may wish to consider the underwritten lump sum settlement option. The underwritten lump sum settlement option is a benefit for you if your health is materially better than an average person your age. If you request the underwritten lump sum settlement option and we determine that your health is materially better than the average person your age, we may pay you a higher lump sum amount than you would have otherwise received under the appropriate table in your rider. Keep in mind that if you request an underwritten lump sum settlement, we have the right to gather whatever medical information we determine that we need to assess your health.

You should consult with your financial representative to determine which payout option is best for you.

Charge.

If you choose the GLWB rider, there is an annual charge of 0.95% of the GLWB base. The charge for the GLWB rider ends when you begin the Lifetime Annuity Period or the rider terminates. (See “Termination” below.) We may increase the charge for the GLWB rider on any contract anniversary that your GLWB base is reset to the step-up base. That means if your GLWB base is never increased to the step-up base, we will not increase your

Form 8523

charge. The new charge will not be higher than the then current charge for new issues of this rider, and we guarantee that it will not exceed 2.00% of the GLWB base.

You may opt out of a reset to the step-up base and avoid an increase in the charge, but you will then no longer be eligible for any further resets of the GLWB base to the step-up base. If you opt-out, you will also no longer be eligible for any increases in the maximum annual withdrawal percentages based on the annuitant’s age. To opt-out of an increase in the charge, you must notify us in writing, or in any other manner acceptable to us, within 30 days of the contract anniversary.

Death Benefit.

The GLWB rider provides for a death benefit upon the death of the annuitant. If the rider is added at issue, the initial GLWB death benefit is equal to your initial purchase payment. If we allow you to add the rider on a subsequent contract anniversary, the initial GLWB death benefit will be equal to the then current contract value. The GLWB death benefit is increased for additional purchase payments and decreased dollar for dollar by withdrawals up to your maximum annual withdrawal amounts. Any excess withdrawals will decrease the GLWB death benefit pro-rata. Because this death benefit is determined by your purchase payments and is reduced by withdrawals, if your total withdrawals over the life of the contract exceed your purchase payments, you will not have any death benefit under this rider. The GLWB death benefit is no longer in effect if you choose a lump sum settlement option in lieu of annual payments upon entering the Lifetime Annuity Period or if you elect to annuitize based upon your contract value.

The death benefit is used to calculate the death benefit adjustment which affects the amount of proceeds received by the beneficiary. Please see the “Death Benefit” section earlier in this prospectus for more details.

Investment Restrictions.

In order to have the GLWB rider, you must allocate any variable account portion of your purchase payments and contract value (a) to one of Asset Allocation Models 2, 3, or 4 or (b) in accordance with the Fund Category requirements described in “Investments Restrictions for Certain Optional Riders.” You may allocate all or any portion of your purchase payments and contract value to the Fixed Accumulation Account, if available. You may allocate purchase payments to a fixed account, including the Enhanced DCA, as part of a DCA program and transfer amounts out of the DCA account in accordance with the restrictions. The GLWB rider will be cancelled if you cease to comply with the requirements described in “Investment Restrictions for Certain Optional Riders.” If the rider is so terminated, a prorated annual rider charge will be assessed.

Required Minimum Distributions.

If you are required to take withdrawals from your contract under the Required Minimum Distribution regulations under the Code, we will allow you to take your Required Minimum Distribution (or “RMD”) even if it exceeds your maximum annual withdrawal under the GLWB rider without it affecting your GLWB base. Any withdrawals in a contract year that exceed your maximum annual withdrawal and your RMD will be considered excess withdrawals and will reduce the GLWB base pro-rata. You may withdraw your RMD under this rider without a surrender charge even if your RMD exceeds 10% of your contract value.

We reserve the right to modify or eliminate RMD treatment if there is any change to the Code or regulations regarding RMDs. We will provide you 30 days written notice, when practicable, of any modifications to or termination of the RMD treatment with the GLWB.

Termination.

If you choose the GLWB rider, you cannot later discontinue it unless we otherwise agree. The GLWB rider will terminate if your contract value goes to zero because of an excess withdrawal. The GLWB rider will also terminate if you annuitize your contract or if the annuitant dies, except in the case of spousal continuation.

Form 8523

Spousal Continuation.

If your surviving spouse chooses to continue the contract under the spousal continuation option and becomes the sole owner and annuitant, the GLWB rider will be continued. Your spouse will be eligible to take withdrawals under this rider when he or she reaches age 59 1/2, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. If you die before age 59 1/2 or after age 59 1/2 but before taking any withdrawals, the GLWB base will be set equal to the greater of (a) contract value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. If you die after age 59 1/2 and after you have begun to take withdrawals, the GLWB base will be set equal to the contract value (after applying any death benefit adjustments) as of the earlier of (a) the date we are in receipt of proof of the annuitant’s death or (b) 90 days from the date of the annuitant’s death. The death benefit under this rider will be reset to the current contract value (after applying any death benefit adjustment) if that amount is greater than the then current death benefit under this rider.

Guaranteed Lifetime Withdrawal Benefit (Joint Life)

In those states where permitted, we may offer a guaranteed lifetime withdrawal benefit rider (joint life) (“Joint GLWB”) at the time the contract is issued. Subject to the conditions described, the Joint GLWB rider provides a guaranteed level of withdrawals from your contract in each contract year, beginning when the youngest spouse is age 59 1/2, for the lifetime of you and your spouse. The Joint GLWB rider may help protect you from the risk that you and your spouse might outlive your income. The Joint GLWB differs from electing spousal continuation under the GLWB because you have the potential to have a higher GLWB base upon the death of the first spouse with the Joint GLWB. The Joint GLWB has a higher charge than the GLWB.

We may, at our sole option, offer the Joint GLWB rider to existing contracts, in which case it may be added on a contract anniversary. You may not add this rider if either spouse is under 40 years old or once either spouse is 86 years old. The Joint GLWB rider is the same as the GLWB rider except as described below.

The Joint GLWB rider is available to two people who are legally married at the time the rider is added. We refer to these people as “participating spouses.” A participating spouse is one of two people upon whose life and age the benefits under the Joint GWLB rider are based. On the date the rider is added, either (a) the two participating spouses must be joint owners and one must be the annuitant or (b) one participating spouse is the owner and annuitant and the other is the sole beneficiary. No one can be added as a participating spouse after the rider is added to the contract, and once someone loses his or her status as a participating spouse, it cannot be regained. Status as a participating spouse will be lost in the following situations:

•	when a participating spouse dies;

•	when a sole owner participating spouse requests that the other participating spouse be removed;

•	if one participating spouse is the sole owner and the participating spouses divorce, the non-owner spouse will cease to be a participating spouse;

•	if the participating spouses are joint owners and they divorce, the non-annuitant will cease to be a participating spouse.

Please note that if one of the spouses ceases to be a participating spouse, you will still be charged for the Joint GLWB rider.

Under the Joint GLWB rider, the amount you may withdraw under the rider is based upon the youngest participating spouse’s age. Therefore, if the youngest participating spouse is younger than 59 1/2 years old, any withdrawals under the contract will be excess withdrawals under the Joint GLWB rider until the youngest participating spouse becomes 59 1/2.

Form 8523

If you choose the Joint GLWB rider, there is an annual charge of 1.05% of the GLWB base. We may increase the charge for the Joint GLWB rider on any contract anniversary that your GLWB base is reset to the step-up base once the surrender charge period ends for your contract. The new charge will not be higher than the then current charge for new issues of the rider, and we guarantee that the charge will not exceed 2.00% of the GLWB base.

If we are required by state law, we will allow legally married same sex couples or civil union partners to purchase the Joint GLWB rider in certain states and receive the same benefits as a participating spouse while both participating spouses are living. Please note that because legally married same sex couples and civil union partners are not eligible for spousal continuation under the Code, there may be adverse tax consequences with withdrawals and other transactions upon the death of the first spouse or partner. You should consult with your tax advisor before purchasing this rider.

You will enter the Lifetime Annuity Period when (a) the youngest participating spouse is at least 59 1/2 years old, and (b) (i) your contract value goes to zero other than because of an excess withdrawal (such as due to a decline in market value or an allowable withdrawal) or (ii) your contract reaches the annuity payout date. If your contract value goes to zero other than because of an excess withdrawal before the youngest participating spouse is 59 1/2 years old, the Lifetime Annuity Period is deferred until the youngest participating spouse reaches age 59 1/2. In that scenario, we will make the first payment immediately upon the youngest participating spouse reaching age 59 1/2. During the Lifetime Annuity Period, we will pay you monthly payments in an annual amount equal to the then current annual withdrawal amount you may take under the Joint GLWB rider (as based on the youngest participating spouse’s age) for the lifetime of the annuitant.

In lieu of this annual payout for the lifetime of the annuitant, you may elect to receive an age-based lump sum or an underwritten lump sum settlement option. Under the age-based lump sum settlement option if there is only one surviving participating spouse, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the Joint GLWB rider multiplied by the multiplier specified below:

Participating
Spouse’s Age
Nearest Birthday	Multiplier

60-64	6.7
65-69	5.7
70-74	4.7
75-79	3.7
80-84	2.7
85-89	2.0
90+	1.4

Under the age-based lump sum settlement option if there are two surviving participating spouses, you will receive an amount equal to the then current maximum annual withdrawal amount you may take under the Joint GLWB rider multiplied by the multiplier specified below, based on the youngest participating spouse:

Youngest
Participating Spouse’s
Age Nearest Birthday	Multiplier

60-64	8.4
65-69	7.5
70-74	6.5
75-79	5.2
80-84	4.0
85-89	2.9
90+	2.0

Form 8523

You may elect the underwritten lump sum settlement option if a licensed physician attests that the youngest participating spouse is in good health and has a life expectancy that is in line with that of the average purchaser of annuity products at that age. The amount you may receive under this option will be determined based on age and sex, taking into account health information on the youngest participating spouse.

In lieu of the benefits under this rider, you may annuitize under the terms of your contract or under the terms of any single premium, immediate annuity we offer based upon your contract value at that time.

You should consult with your financial representative to determine which payout option is best for you.

If you are the sole owner and your surviving participating spouse elects spousal continuation, the GLWB base will be set equal to the greater of (a) contract value (after applying any applicable death benefit adjustments) or (b) the GLWB base as of the earlier of (i) the date we are in receipt of proof of the annuitant’s death or (ii) 90 days from the date of the annuitant’s death. Your participating spouse will be eligible to take withdrawals under this rider when he or she reaches age 59 1/2, and the maximum annual withdrawal will be based on your spouse’s age when he or she begins taking such withdrawals. Please note that since legally married same sex couples and civil union partners are not eligible for spousal continuation under the Code, they are also not eligible for spousal continuation under this rider.

The death benefit under the Joint GLWB rider ceases after the death benefit adjustment, if any, for the second participating spouse.

Summary of Optional Living Benefit Riders

The following is a summary of the available optional living benefit riders. For complete details on the riders, see the individual descriptions above.

Who may want to
Optional Rider	Features	consider the Rider	Charge

GMIB Plus Annual Year Reset
•   Guarantees a minimum lifetime fixed income upon annuitization regardless of market performance.
•   May exercise the annuitization benefit after ten years or the 10th anniversary of last reset.
•   Dollar-for-dollar withdrawals immediately up to 6% of the annual accumulated earnings on the guaranteed earnings income base.
•   No lapse feature provides an opportunity to exercise the benefit should your contract value fall to zero during the initial ten year annuitization waiting period.
•   May reset the guaranteed earnings income base to equal the contract value, if higher, on each contract anniversary prior to the annuitant’s 75th birthday or the 5th rider anniversary.
•   Cannot purchase once the annuitant is 75.
•   No investment restrictions.
•   Cannot purchase if the GMIB Plus with Annual Reset (2009), GLWB or Joint GLWB is available.
		Those who want to protect their retirement income but still desire market exposure.	0.70% (maximum and current)

Form 8523

Who may want to
Optional Rider	Features	consider the Rider	Charge

GMIB Plus with Annual Reset (2009)
•   Identical to GMIB Plus with Annual Reset except for the following:
o   Dollar-for-dollar withdrawals after 30 days up to 5% of the annual accumulated earnings on the guaranteed earnings income base.
o   May reset the guaranteed earnings income base to equal the contract value, if higher, on each contract anniversary prior to the annuitant’s 81st birthday.
o   Cannot purchase before the annuitant is 45 or once the annuitant is 79.
o   Investment restrictions.
		Those who want to protect their retirement income but still desire market exposure.	1.50% (maximum) 0.95% (current)

Guaranteed Principal Protection (“GPP”) rider
•   Guarantees return of principal without annuitization on the 10th rider anniversary if you take no withdrawals.
•   If, at the end of the rider’s ten-year term, the eligible contract value is less than the guaranteed principal amount, the difference will be added to the contract.
•   The guaranteed principal amount is adjusted pro rata for any withdrawals.
•   Investment restrictions.
•   Cannot purchase once the annuitant is 80.
		Those who are afraid of market risk and want to invest without fear of losing their original principal.	0.55% (maximum and current)

Guaranteed Lifetime Withdrawal Benefit (“GLWB”)
•   Provides a guaranteed level of withdrawals in each contract year beginning when the annuitant is 59 1/2 for the lifetime of the annuitant.
•   GLWB base steps-up to current contract value each contract anniversary, if higher.
•   8% annual credit to the GLWB base for each of the first ten years if you take no withdrawals.
•   Base is guaranteed to be at least 200% of first year’s purchase payments if no withdrawals in the first ten years.
•   Lump sum settlement option available in lieu of lifetime annual payout.
•   Investment restrictions.
•   Cannot purchase before the annuitant is 40 or once the annuitant is 86.
		Those who want to protect their retirement income but still desire market exposure and want to protect against the risk of outliving their income.	2.00% (maximum) 0.95% (current)

Joint GLWB
•   Identical to the GLWB except that it provides a guaranteed level of withdrawals in a contract year beginning when the youngest spouse is 59 1/2 for the lifetime of the annuitant and the spouse.
•   Differs from spousal continuation under the GLWB because of a higher potential GLWB base upon the death of the first spouse.
•   Available to two people who are legally married at the time the rider is issued.
•   Cannot purchase if either spouse is under 40 or once either spouse is 86.
		Those who want to protect their retirement income but still desire market exposure and want to protect against the risk of outliving their income.	2.00% (maximum) 1.05% (current)

Form 8523

Other Contract Provisions

Assignment

Amounts payable in settlement of a contract may not be commuted, anticipated, assigned or otherwise encumbered, or pledged as loan collateral to anyone other than us. We may require that any assignee or owner have an insurable interest in the life of the annuitant. To the extent permitted by law, such amounts are not subject to any legal process to pay any claims against an annuitant before annuity payments begin. The owner of a tax-qualified contract may not, but the owner of a non-tax-qualified contract may, collaterally assign the contract before the annuity payout date. Ownership of a tax-qualified contract may not be transferred except to:

•	the annuitant,

•	a trustee or successor trustee of a pension or profit-sharing trust which is qualified under Section 401 of the Code,

•	the employer of the annuitant provided that the contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Code for the benefit of the annuitant, or

•	as otherwise permitted by laws and regulations governing plans for which the contract may be issued.

Reports and Confirmations

Before the annuity payout date, we will send you quarterly statements showing the number of units credited to the contract by Fund and the value of each unit as of the end of the last quarter. In addition, as long as the contract remains in effect, we will forward any periodic Fund reports.

We will send you a written confirmation of your purchase payments, transfers and withdrawals. For regularly recurring transactions, such as dollar cost averaging and payroll deduction programs, we may confirm the transactions in a quarterly report. Review your statements and confirmations to verify their accuracy. You must report any error or inaccuracy to us within 30 days. Otherwise, we are not responsible for losses due to the error or inaccuracy.

Substitution for Fund Shares

If investment in a Fund is no longer possible or we believe it is inappropriate to the purposes of the contract, we may substitute one or more other funds. Substitution may be made as to both existing investments and the investment of future purchase payments. However, no substitution will be made until we receive any necessary approval of the Securities and Exchange Commission. We may also add other Funds as eligible investments of VAA.

Contract Owner Inquiries

Direct any questions to Ohio National Life, Variable Annuity Administration, P.O. Box 2669, Cincinnati, Ohio 45201; telephone 1-888-925-6446 (8:30 a.m. to 4:30 p.m., Eastern time).

Performance Data

We may advertise performance data for the various Funds showing the percentage change in unit values based on the performance of the applicable Fund over a period of time (usually a calendar year). We determine the percentage change by dividing the increase (or decrease) in value for the unit by the unit value at the beginning of the period. This percent reflects the deduction of any asset-based contract charge but does not reflect the deduction of any applicable contract administration charge. The deduction of a contract administration charge would reduce any percentage increase or make greater any percentage decrease.

Advertising may also include average annual total return figures calculated as shown in the Statement of Additional Information. The average annual total return figures reflect the deduction of applicable contract administration charges as well as applicable asset-based charges.

Form 8523

We may also distribute sales literature comparing separate account performance to the Consumer Price Index or to such established market indexes as the Dow Jones Industrial Average, the Standard & Poor’s 500 Stock Index, IBC’s Money Fund Reports, Lehman Brothers Bond Indices, the Morgan Stanley Europe Australia Far East Index, Morgan Stanley World Index, Russell 2000 Index, or other variable annuity separate accounts or mutual funds with investment objectives similar to those of the Funds.

Federal Tax Status

The following discussion of federal income tax treatment of amounts received under a variable annuity contract does not cover all situations or issues. It is not intended as tax advice. Consult a qualified tax adviser to apply the law to your circumstances. Tax laws can change, even for contracts that have already been issued. Tax law revisions, with unfavorable consequences, could have retroactive effect on previously issued contracts or on later voluntary transactions in previously issued contracts.

We are taxed as a life insurance company under Subchapter L of the Internal Revenue Code (the “Code”). Since the operations of VAA are a part of, and are taxed with, our operations, VAA is not separately taxed as a “regulated investment company” under Subchapter M of the Code.

The contracts are considered annuity contracts under Section 72 of the Code, which generally provides for taxation of annuities. Under existing provisions of the Code, any increase in the contract value is not taxable to you as the owner or annuitant until you receive it, either in the form of annuity payments, as contemplated by the contract, or in some other form of distribution. The owner of a non-tax qualified contract must be a natural person for this purpose. With certain exceptions, where the owner of a non-tax qualified contract is a non-natural person (corporation, partnership or trust) any increase in the accumulation value of the contract attributable to purchase payments made after February 28, 1986 will be treated as ordinary income received or accrued by the contract owner during the current tax year.

The income and gains within an annuity contract are generally tax deferred. Within a tax-qualified plan, the plan itself provides tax deferral. Therefore, the tax-deferred treatment otherwise available to an annuity contract is not a factor to consider when purchasing an annuity within a tax-qualified plan or arrangement.

As to tax-qualified contracts, the law does not now provide for payment of federal income tax on dividend income or capital gains distributions from Fund shares held in VAA or upon capital gains realized by VAA on redemption of Fund shares. When a non-tax-qualified contract is issued in connection with a deferred compensation plan or arrangement, all rights, discretions and powers relative to the contract are vested in the employer and you must look only to your employer for the payment of deferred compensation benefits. Generally, in that case, an annuitant will have no “investment in the contract” and amounts received by you from your employer under a deferred compensation arrangement will be taxable in full as ordinary income in the years you receive the payments.

When annuity payments begin, each payment is taxable under Section 72 of the Code as ordinary income in the year of receipt if you have neither paid any portion of the purchase payments nor previously been taxed on any portion of the purchase payments. If any portion of the purchase payments has been paid from or included in your taxable income, this aggregate amount will be considered your “investment in the contract.” You will be entitled to exclude from your taxable income a portion of each annuity payment equal to your “investment in the contract” divided by the period of expected annuity payments, determined by your life expectancy and the form of annuity benefit. Once you recover your “investment in the contract,” all further annuity payments will be included in your taxable income.

A withdrawal of contract values is taxable as ordinary income in the year received to the extent that the accumulated value of the contract immediately before the payment exceeds the “investment in the contract.” If you elect to withdraw any portion of your accumulation value in lieu of receiving annuity payments, that withdrawal is treated as a distribution of earnings first and only second as a recovery of your “investment in the contract.” Any

Form 8523

part of the value of the contract that you assign or pledge to secure a loan will be taxed as if it had been a withdrawal and may be subject to a penalty tax.

There is a penalty tax equal to 10% of any amount that must be included in gross income for tax purposes. The penalty will not apply to a redemption that is:

•	received on or after the taxpayer reaches age 59 1/2;

•	made to a beneficiary on or after the death of the annuitant;

•	attributable to the taxpayer’s becoming disabled;

•	made as a series of substantially equal periodic payments for the life of the annuitant (or joint lives of the annuitant and beneficiary);

•	from a contract that is a qualified funding asset for purposes of a structured settlement;

•	made under an annuity contract that is purchased with a single premium and with an annuity payout date not later than a year from the purchase of the annuity;

•	incident to divorce; or

•	taken from an IRA for a qualified first-time home purchase (up to $10,000) or qualified education expenses.

Any taxable amount you withdraw from an annuity contract is automatically subject to 10% withholding unless you elect not to have withholding apply. If you elect not to have withholding apply to an early withdrawal or if an insufficient amount is withheld, you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are not sufficient. If you fail to provide your taxpayer identification number, any payments under the contract will automatically be subject to withholding. The Code requires 20% withholding for contracts owned by tax-qualified plans.

Tax-Deferred Annuities

Under the provisions of Section 403(b) of the Code, employees may exclude from their gross income purchase payments made for annuity contracts purchased for them by public educational institutions and certain tax-exempt organizations which are described in Section 501(c)(3) of the Code. You may make this exclusion to the extent that the aggregate purchase payments plus any other amounts contributed to purchase the contract and toward benefits under qualified retirement plans do not exceed certain limits in the Code. Employee contributions are, however, subject to social security (FICA) tax withholding. All amounts you receive under a contract, either in the form of annuity payments or cash withdrawal, will be taxed under Section 72 of the Code as ordinary income for the year received, except for exclusion of any amounts representing “investment in the contract.” Under certain circumstances, amounts you receive may be used to make a “tax-free rollover” into one of the types of individual retirement arrangements permitted under the Code. Amounts you receive that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless you directly roll over such amounts from the tax-deferred annuity to the individual retirement arrangement.

With respect to earnings accrued and purchase payments made after December 31, 1988, for a contract set up under Section 403(b) of the Code, distributions may be paid only when the employee:

•	attains age 59 1/2,

•	separates from the employer’s service,

•	dies,

•	becomes disabled as defined in the Code, or

•	incurs a financial hardship as defined in the Code.

Form 8523

In the case of hardship, cash distributions may not exceed the amount of your purchase payments. These restrictions do not affect your right to transfer investments among the Funds and do not limit the availability of transfers between tax-deferred annuities.

Qualified Pension or Profit-Sharing Plans

Under present law, purchase payments made by an employer or trustee, for a plan or trust qualified under Section 401(a) or 403 of the Code, are generally excludable from the employee’s gross income. Any purchase payments made by the employee, or which are considered taxable income to the employee in the year such payments are made, constitute an “investment in the contract” under Section 72 of the Code for the employee’s annuity benefits. Salary reduction payments to a profit sharing plan qualifying under Section 401(k) of the Code are generally excludable from the employee’s gross income up to certain limits in the Code, and therefore are not considered “investment in the contract.”

The Code requires plans to prohibit any distribution to a plan participant prior to age 59 1/2, except in the event of death, total disability, financial hardship or separation from service (special rules apply for plan terminations). Distributions generally must begin no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Premature distribution of benefits or contributions in excess of those permitted by the Code may result in certain penalties under the Code. (Special tax treatment, including capital gain treatment and 5-year forward averaging, may be available to those born before 1936.) If you receive such a distribution you may be able to make a “tax-free rollover” of the distribution less your “investment in the contract” into another qualified plan in which you are a participant or into one of the types of individual retirement arrangements permitted under the Code. Your surviving spouse receiving such a distribution may be able to make a tax-free rollover to one of the types of individual retirement arrangements permitted under the Code. Amounts received that are eligible for “tax-free rollover” will be subject to an automatic 20% withholding unless such amounts are directly rolled over to another qualified plan or individual retirement arrangement.

Withholding on Annuity Payments

Federal income tax withholding is required on annuity payments. However, recipients of annuity payments are allowed to elect not to have the tax withheld. This election may be revoked at any time and withholding would begin after that. If you do not give us your taxpayer identification number any payments under the contract will automatically be subject to withholding.

Individual Retirement Annuities (IRAs)

See IRA Disclosure Statement (Appendix A), following.

Form 8523

Appendix A

IRA Disclosure Statement

This statement is designed to help you understand the requirements of federal tax law which apply to your individual retirement annuity (IRA), your Roth IRA, your simplified employee pension IRA (SEPP-IRA) for employer contributions, your Savings Incentive Match Plan for Employees (SIMPLE) IRA, or to one you purchase for your spouse. You can obtain more information regarding your IRA either from your sales representative or from any district office of the Internal Revenue Service.

Free Look Period

The annuity contract offered by this prospectus gives you the opportunity to revoke the contract within 10 days after you receive it (or a longer period as may be required by your state law) and for IRAs, get a refund of the greater of your purchase payments or the current contract value if you exercise your free look. Any purchase payments in these states to be allocated to variable Funds may first be allocated to the Money Market Portfolio until the end of the free look period. If you are a California resident 60 years old or older and at the time you apply for your contract you elect to receive a return of your purchase payments if you exercise your free look, any purchase payments to be allocated to variable Funds will first be allocated to the Money Market Portfolio until the end of the free look period. We deem you to receive the contract and the free look period to begin five days after we mail your contract to you. This is a more liberal provision than is required in connection with IRAs. To exercise this “free-look” provision, you must return the contract to us within the free look period. We must receive your contract at our home office by 4:00 p.m. Eastern time on the last day of the free look period.

Eligibility Requirements

IRAs are intended for all persons with earned compensation whether or not they are covered under other retirement programs. Additionally if you have a non-working spouse (and you file a joint tax return), you may establish an IRA on behalf of your non-working spouse. A working spouse may establish his or her own IRA. A divorced spouse receiving taxable alimony (and no other income) may also establish an IRA.

Contributions and Deductions

Contributions to a traditional IRA will be deductible if you are not an “active participant” in an employer maintained qualified retirement plan or if you have Adjusted Gross Income which does not exceed the “applicable dollar limit”. For a single taxpayer, the applicable dollar limitation is $55,000 in 2009, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $55,000 and $65,000. For married couples filing jointly, the applicable dollar limitation is $89,000, with the amount of IRA contribution which may be deducted reduced proportionately for Adjusted Gross Income between $89,000-$109,000. There is no deduction allowed for IRA contributions when Adjusted Gross Income reaches $65,000 for individuals and $109,000 for married couples filing jointly. IRA contributions must be made by no later than the time you file your income tax return for that year. Special limits apply for the non-active participant spouse where a joint return is filed with an active participant.

The IRA maximum annual contribution and the associated tax deduction is limited to the lesser of: (1) $5,000 in 2009 or (2) 100% of your earned compensation. Those age 50 or older may make an additional IRA contribution of $1,000 per year in 2009. Contributions in excess of the limits may be subject to penalty. See below.

The maximum tax deductible annual contribution that a divorced spouse with no other income may make to an IRA is the lesser of (1) $5,000 or (2) 100% of taxable alimony.

Contributions made by your employer to your SEPP-IRA are excludable from your gross income for tax purposes in the calendar year for which the amount is contributed. Certain employees who participate in a SEPP-IRA will

Form 8523

be entitled to elect to have their employer make contributions to their SEPP-IRA on their behalf or to receive the contributions in cash. If the employee elects to have contributions made on the employee’s behalf to the SEPP, those funds are not treated as current taxable income to the employee. Salary-reduction SEPP-IRAs (also called “SARSEPs”) are available only if at least 50% of the employees elect to have amounts contributed to the SEPP-IRA and if the employer has 25 or fewer employees at all times during the preceding year. New salary-reduction SAR SEPPs may no longer be established. Elective deferrals under a salary-reduction SEPP-IRA are subject to an inflation-adjusted limit which is $16,500 for 2009.

Under a SEPP-IRA agreement, the maximum annual contribution which your employer may make on your behalf to a SEPP-IRA contract which is excludable from your income is the lesser of 100% of your salary or $49,000. An employee who is a participant in a SEPP-IRA agreement may make after-tax contributions to the SEPP-IRA contract, subject to the contribution limits applicable to IRAs in general. Those employee contributions will be deductible subject to the deductibility rules described above. The Internal Revenue Service reviewed the format of your SEPP-IRA and issued an opinion letter to us stating that it qualifies as a prototype SEPP-IRA.

If you or your employer should contribute more than the maximum contribution amount to your IRA or SEPP-IRA, the excess amount will be considered an “excess contribution”. You may withdraw an excess contribution from your IRA (or SEPP-IRA) before your tax filing date without adverse tax consequences. If, however, you fail to withdraw any such excess contribution before your tax filing date, a 6% excise tax will be imposed on the excess for the tax year of contribution.

Once the 6% excise tax has been imposed, an additional 6% penalty for the following tax year can be avoided if the excess is (1) withdrawn before the end of the following year, or (2) treated as a current contribution for the following year. (See Premature Distributions for penalties imposed on withdrawal when the contribution exceeds $5,000).

An individual retirement annuity must be an annuity contract. In our opinion, the optional additional death benefits available under the contract are part of the annuity contract. There is a risk, however, that the Internal Revenue Service would take the position that one or more of the optional additional death benefits are not part of the annuity contract. In such a case, the charges for the optional additional death benefits would be considered distributions from the IRA and would be subject to tax, including penalty taxes. The charges for the optional additional death benefits would not be deductible. It is possible that the IRS could determine that optional death proceeds in excess of the greater of the contract value or net purchase payments are taxable to your beneficiary. Should the IRS so rule, we may have to tax report such excess death benefits as taxable income to your beneficiary. If the IRS were to take such a position, we would take all reasonable steps to avoid this result, including the right to amend the contract, with appropriate notice to you.

The contracts are not eligible for use in Puerto Rico IRAs.

IRA for Non-working Spouse

If you establish an IRA for yourself, you may also be eligible to establish an IRA for your “non-working” spouse. In order to be eligible to establish such a spousal IRA, you must file a joint tax return with your spouse and if your non-working spouse has compensation, his/her compensation must be less than your compensation for the year. Contributions of up to $10,000 may be made to the two IRAs if the combined compensation of you and your spouse is at least equal to the amount contributed. If requirements for deductibility (including income levels) are met, you will be able to deduct an amount equal to the least of (i) the amount contributed to the IRA’s; (ii) $10,000; or (iii) 100% of your combined gross income.

Contributions in excess of the contribution limits may be subject to penalty. See above under “Contributions and Deductions”. If you contribute more than the allowable amount, the excess portion will be considered an excess contribution. The rules for correcting it are the same as discussed above for regular IRAs.

Form 8523

Other than the items mentioned in this section, all of the requirements generally applicable to IRAs are also applicable to IRAs established for non-working spouses.

Rollover Contribution

Once every year, you may move any portion of the value of your IRA (or SEPP-IRA) to another IRA. Withdrawals may also be made from other IRAs and contributed to this contract. This transfer of funds from one IRA to another is called a “rollover” IRA. To qualify as a rollover contribution, the entire portion of the withdrawal must be reinvested in another IRA within 60 days after the date it is received. You are not allowed a tax-deduction for the amount of any rollover contribution.

A similar type of rollover to an IRA can be made with the proceeds of a qualified distribution from a qualified retirement plan or tax-sheltered annuity. Properly made, such a distribution will not be taxable until you receive payments from the IRA created with it. You may later roll over such a contribution to another qualified retirement plan. (You may roll less than all of a qualified distribution into an IRA, but any part of it not rolled over will be currently includable in your income without any capital gains treatment.)

Premature Distributions

At no time can an interest in your IRA (or SEPP-IRA) be forfeited. The federal tax law does not permit you to use your IRA (or SEPP-IRA) as security for a loan. Furthermore, as a general rule, you may not sell or assign your interest in your IRA (or SEPP-IRA) to anyone. Use of an IRA (or SEPP-IRA) as security or assignment of it to another will invalidate the entire annuity. It then will be includable in your income in the year it is invalidated and will be subject to a 10% penalty tax if you are not at least age 59 1/2 or totally disabled. (You may, however, assign your IRA (or SEPP-IRA) without penalty to your former spouse in accordance with the terms of a divorce decree.)

You may withdraw part of the value of your IRA (or SEPP-IRA). If a withdrawal does not qualify as a rollover, the amount withdrawn will be includable in your income and subject to the 10% penalty if you are not at least age 59 1/2 or totally disabled or the withdrawal meets the requirements of another exception contained in the Code unless you comply with special rules requiring distributions to be made at least annually over your life expectancy.

The 10% penalty tax does not apply to the withdrawal of an excess contribution as long as the excess is withdrawn before the due date of your tax return. Withdrawals of excess contributions after the due date of your tax return will generally be subject to the 10% penalty unless the excess contribution results from erroneous information from a plan trustee making an excess rollover contribution or unless you are over age 59 1/2 or are disabled.

Distribution at Retirement

Once you have attained age 59 1/2 (or have become totally disabled), you may elect to receive a distribution of your IRA (or SEPP-IRA) regardless of when you actually retire. You may elect to receive the distribution in either one sum or under any one of the periodic payment options available under the contract. The distributions from your IRA under any one of the periodic payment options or in one sum will be treated as ordinary income as you receive them unless nondeductible contributions were made to the IRA. In that case, only earnings will be income.

Inadequate Distributions — 50% Tax

Your IRA or SEPP-IRA is intended to provide retirement benefits over your lifetime. Thus, federal law requires that you either (1) receive a lump-sum distribution of your IRA by April 1 of the year following the year in which you attain age 70 1/2 or (2) start to receive periodic payments by that date. If you elect to receive periodic payments, those payments must be sufficient to pay out the entire value of your IRA during your life expectancy (or over the joint life expectancies of you and your spouse). If the payments are not sufficient to meet these requirements, an excise tax of 50% will be imposed on the amount of any underpayment.

Form 8523

Death Benefits

If you, (or your surviving spouse) die before starting required minimum distributions or receiving the entire value of your IRA (or SEPP-IRA), the remaining interest must be distributed to your beneficiary (or your surviving spouse’s beneficiary) in one lump-sum within 5 years of death, or applied to purchase an immediate annuity for the beneficiary. This annuity must be payable over the life expectancy of the beneficiary beginning within one year after your or your spouse’s death. If your spouse is the designated beneficiary, he or she is treated as the owner of the IRA. If minimum required distributions have begun at the time of your death, the entire amount must be distributed over a period of time not exceeding your beneficiary’s life expectancy. A distribution of the balance of your IRA upon your death will not be considered a gift for federal tax purposes, but will be included in your gross estate for purposes of federal estate taxes.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Contributions may be made to a Roth IRA by taxpayers with adjusted gross incomes of less than $176,000 for married individuals filing jointly and less than $120,000 for single individuals. Married individuals filing separately are not eligible to contribute to a Roth IRA. The maximum amount of contributions allowable for any taxable year to all Roth IRAs maintained by an individual is generally the same as the contribution limits for traditional IRAs (the limit is phased out for incomes between $166,000 and $176,000 for married and between $105,000 and $120,000 for singles). The contribution limit is reduced by the amount of any contributions made to a non-Roth IRA. Contributions to a Roth IRA are not deductible. Catch up contributions are available for persons age 50 or older.

For taxpayers with adjusted gross income of $100,000 or less, all or part of amounts in a non-Roth IRA may be converted, transferred or rolled over to a Roth IRA. Some or all of the IRA value will typically be includable in the taxpayer’s gross income. Provided a rollover contribution meets the requirements for IRAs under Section 408(d)(3) of the Code, a rollover may be made from a Roth IRA to another Roth IRA.

Under some circumstances, it may not be advisable to roll over, transfer or convert all or part of a non-Roth IRA to a Roth IRA. Persons considering a rollover, transfer or conversion should consult their own tax advisor.

“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner’s death; (c) due to the owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer or conversion was made from a non-Roth IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings, and taxed generally in the same manner as distributions from a non-Roth IRA.

Distributions from a Roth IRA need not commence at age 70 1/2. However, if the owner dies before the entire interest in a Roth IRA is distributed, any remaining interest in the contract must be distributed by December 31 of the calendar year containing the fifth anniversary of the owner’s death subject to certain exceptions.

Savings Incentive Match Plan for Employees (SIMPLE)

An employer may sponsor a plan allowing for employee salary deferral contributions with an additional employer contribution. SIMPLE plans may operate as a 401(k) or an IRA. Limits for employee contributions to a SIMPLE are $11,500 in 2009. Employees age 50 and older may contribute an additional $2,500 in 2009. Distributions from a SIMPLE are subject to restrictions similar to distributions from a traditional IRA. Additional terms of your SIMPLE are in a summary plan description distributed by your employer.

Form 8523

Reporting to the IRS

Whenever you are liable for one of the penalty taxes discussed above (6% for excess contributions, 10% for premature distributions or 50% for underpayments), you must file Form 5329 with the Internal Revenue Service. The form is to be attached to your federal income tax return for the tax year in which the penalty applies. Normal contributions and distributions must be shown on your income tax return for the year to which they relate.

Illustration of IRA Fixed Accumulations

	$1,000	$1,000		$1,000	$1,000
	Annual	One Time		Annual	One Time
Year	Contribution	Contribution	Year	Contribution	Contribution

1	$1,020.00	$1,020.00	36	$53,034.25	$2,039.87
2	$2,060.40	$1,040.40	37	$55,114.94	$2,080.67
3	$3,121.61	$1,061.21	38	$57,237.24	$2,122.28
4	$4,204.04	$1,082.43	39	$59,401.98	$2,164.73
5	$5,308.12	$1,104.08	40	$61,610.02	$2,208.02
6	$6,434.28	$1,126.16	41	$63,862.22	$2,252.18
7	$7,582.97	$1,148.68	42	$66,159.47	$2,297.22
8	$8,754.63	$1,171.65	43	$68,502.66	$2,343.16
9	$9,949.72	$1,195.08	44	$70,892.71	$2,390.02
10	$11,168.71	$1,218.98	45	$73,330.56	$2,437.82
11	$12,412.09	$1,243.36	46	$75,817.18	$2,486.58
12	$13,680.33	$1,268.23	47	$78,353.52	$2,536.31
13	$14,973.94	$1,293.59	48	$80,940.59	$2,587.04
14	$16,293.42	$1,319.46	49	$83,579.40	$2,638.78
15	$17,639.28	$1,345.85	50	$86,270.99	$2,691.56
16	$19,012.07	$1,372.77	51	$89,016.41	$2,745.39
17	$20,412.31	$1,400.23	52	$91,816.74	$2,800.30
18	$21,840.56	$1,428.23	53	$94,673.07	$2,856.31
19	$23,297.37	$1,456.79	54	$97,586.53	$2,913.44
20	$24,783.32	$1,485.93	55	$100,558.26	$2,971.71
21	$26,298.98	$1,515.65	56	$103,589.43	$3,031.14
22	$27,844.96	$1,545.96	57	$106,681.22	$3,091.76
23	$29,421.86	$1,576.88	58	$109,834.84	$3,153.60
24	$31,030.30	$1,608.42	59	$113,051.54	$3,216.67
25	$32,670.91	$1,640.59	60	$116,332.57	$3,281.00
26	$34,344.32	$1,673.40	61	$119,679.22	$3,346.62
27	$36,051.21	$1,706.87	62	$123,092.81	$3,413.55
28	$37,792.23	$1,741.01	63	$126,574.66	$3,481.82
29	$39,568.08	$1,775.83	64	$130,126.16	$3,551.46
30	$41,379.44	$1,811.35	65	$133,748.68	$3,622.49
31	$43,227.03	$1,847.58	66	$137,443.65	$3,694.94
32	$45,111.57	$1,884.53	67	$141,212.53	$3,768.84
33	$47,033.80	$1,922.22	68	$145,056.78	$3,844.22
34	$48,994.48	$1,960.66	69	$148,977.91	$3,921.10
35	$50,994.37	$1,999.87	70	$152,977.47	$3,999.52

Neither the values, nor any earnings on the values in this variable annuity policy are guaranteed. To the extent that amounts are invested in the Fixed Accumulation Account of the insurer, the principal is guaranteed as well as interest at the guaranteed rate contained in the policy. For purposes of this projection, an annual earnings rate of 2% has been assumed.

Form 8523

Appendix B

Accumulation Unit Values

The following table shows selected information concerning Accumulation Units for each subaccount for each of the last ten calendar years, or since inception if less. The Accumulation Unit values do not reflect the deduction of certain charges that are subtracted from your annuity contract value, such as the contract maintenance charge. A portion of the information in the table is also included in the Separate Account’s financial statements. To obtain a more complete picture of each subaccount’s financial status and performance, you should review the Separate Account’s financial statements which are contained in the Statement of Additional Information.

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Ohio National Fund, Inc.
Money Market Portfolio	1999	$10.25	$10.61	580,948
	2000	10.61	11.11	1,121,411
	2001	11.11	11.36	2,979,971
	2002	11.36	11.35	737,004
	2003	11.35	11.26	141,448
	2004	11.26	11.21	71,225
	2005	11.21	11.37	55,353
	2006	11.37	11.73	106,450
	2007	11.73	12.14	666,919
	2008	12.14	12.17	906,578

Equity Portfolio	1999	10.00	10.80	225,183
	2000	10.80	9.93	513,241
	2001	9.93	8.96	578,730
	2002	8.96	7.17	550,182
	2003	7.17	10.19	469,009
	2004	10.19	11.30	446,498
	2005	11.30	11.81	381,999
	2006	11.81	12.41	270,002
	2007	12.41	11.51	242,575
	2008	11.51	5.12	176,814

Bond Portfolio	1999	10.21	10.12	3,335
	2000	10.12	10.55	26,511
	2001	10.55	11.27	116,131
	2002	11.27	12.07	115,317
	2003	12.07	13.13	80,510
	2004	13.13	13.70	59,475
	2005	13.70	13.55	50,040
	2006	13.55	13.95	45,354
	2007	13.95	14.25	599,072
	2008	14.25	12.43	66,374

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Onmi Portfolio	1999	$9.37	$10.28	264
	2000	10.28	8.63	4,238
	2001	8.63	7.39	8,533
	2002	7.39	5.62	7,412
	2003	5.62	6.99	6,976
	2004	6.99	7.38	7,425
	2005	7.38	7.96	7,131
	2006	7.96	8.88	6,811
	2007	8.88	9.36	6,386
	2008	9.36	6.32	3,061

S&P 500® Index Portfolio	1999	11.13	13.78	168,968
	2000	13.78	12.26	248,461
	2001	12.26	10.47	267,760
	2002	10.47	7.98	243,608
	2003	7.98	10.05	129,328
	2004	10.05	10.92	111,642
	2005	10.92	11.24	91,530
	2006	11.24	12.77	63,223
	2007	12.77	13.22	50,601
	2008	13.22	8.17	193,009

International Portfolio	1999	9.35	15.41	62,643
	2000	15.41	11.82	11,974
	2001	11.82	8.20	423,863
	2002	8.20	6.41	14,067
	2003	6.41	8.37	12,078
	2004	8.37	9.32	29,221
	2005	9.32	10.04	36,228
	2006	10.04	11.80	42,877
	2007	11.80	12.72	71,412
	2008	12.72	6.76	56,213

International Small-Mid Company Portfolio	1999	10.00	15.09	108
	2000	15.09	10.37	26,179
	2001	10.37	7.22	24,799
	2002	7.22	6.05	12,122
	2003	6.05	9.17	12,846
	2004	9.17	10.92	14,030
	2005	10.92	13.88	22,385
	2006	13.88	17.28	20,359
	2007	17.28	19.99	54,399
	2008	19.99	9.59	85,631

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Capital Appreciation Portfolio	1999	$9.83	$10.31	18,630
	2000	10.31	13.35	18,770
	2001	13.35	14.44	85,646
	2002	14.44	11.36	101,635
	2003	11.36	14.72	73,347
	2004	14.72	16.31	61,316
	2005	16.31	16.92	38,144
	2006	16.92	19.40	29,599
	2007	19.40	19.84	28,508
	2008	19.84	11.92	20,367

Mid Cap Opportunity Portfolio	1999	9.29	14.85	8,452
	2000	14.85	13.41	24,474
	2001	13.41	11.50	27,193
	2002	11.50	8.43	21,042
	2003	8.43	12.15	13,825
	2004	12.15	13.59	6,433
	2005	13.59	14.73	4,624
	2006	14.73	15.91	7,659
	2007	15.91	18.48	15,453
	2008	18.48	8.87	48,895

Capital Growth Portfolio	1999	10.36	30.89	33,970
	2000	30.89	22.52	54,605
	2001	22.52	18.95	42,695
	2002	18.95	10.81	28,289
	2003	10.81	14.93	21,129
	2004	14.93	17.60	16,045
	2005	17.60	17.80	12,445
	2006	17.80	21.06	9,762
	2007	21.06	23.08	16,332
	2008	23.08	14.47	28,389

High Income Bond Portfolio	1999	9.88	9.94	12,856
	2000	9.94	9.09	16,249
	2001	9.09	9.34	19,112
	2002	9.34	9.57	20,238
	2003	9.57	11.57	24,151
	2004	11.57	12.62	59,855
	2005	12.62	12.80	14,409
	2006	12.80	13.89	36,014
	2007	13.89	14.17	90,086
	2008	14.17	10.43	102,620

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Strategic Value Portfolio	1999	$10.13	$10.58	17,773
	2000	10.58	10.54	23,576
	2001	10.54	9.94	27,221
	2002	9.94	7.89	25,179
	2003	7.89	9.84	77,873
	2004	9.84	10.63	65,506
	2005	10.63	10.97	40,707
	2006	10.97	12.57	29,969
	2007	12.57	11.30	26,850
	2008	11.30	7.99	8,278

Millennium Portfolio	2000	10.00	9.31	55,063
	2001	9.31	7.49	47,002
	2002	7.49	4.96	48,398
	2003	4.96	6.73	26,637
	2004	6.73	7.35	23,795
	2005	7.35	7.24	18,765
	2006	7.24	7.66	15,672
	2007	7.66	9.52	58,689
	2008	9.52	5.39	8,144

Aggressive Growth Portfolio	2000	10.00	7.57	112,492
	2001	7.57	5.08	57,060
	2002	5.08	3.61	32,552
	2003	3.61	4.68	24,163
	2004	4.68	5.02	25,098
	2005	5.02	5.60	25,766
	2006	5.60	5.84	15,125
	2007	5.84	7.45	79,566
	2008	7.45	4.14	97,882

Small Cap Growth Portfolio	2000	10.00	7.72	17,124
	2001	7.72	4.60	12,441
	2002	4.60	3.21	5,620
	2003	3.21	4.60	5,613
	2004	4.60	5.05	5,361
	2005	5.05	5.30	4,023
	2006	5.30	6.56	4,022
	2007	6.56	7.40	16,930
	2008	7.40	3.81	34,404

Nasdaq-100® Index Portfolio	2000	10.00	6.03	30,378
	2001	6.03	4.00	65,240
	2002	4.00	2.47	103,807
	2003	2.47	3.60	49,395
	2004	3.60	3.90	14,917
	2005	3.90	3.90	24,926
	2006	3.90	4.09	15,111
	2007	4.09	4.78	14,853
	2008	4.78	2.73	44,342

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Bristol Portfolio	2002	$10.00	$7.82	0
	2003	7.82	10.20	637
	2004	10.20	10.92	635
	2005	10.92	12.06	4,281
	2006	12.06	13.83	6,112
	2007	13.83	14.68	20,942
	2008	14.68	8.60	56,320

Bryton Growth Portfolio	2002	10.00	6.81	0
	2003	6.81	9.10	0
	2004	9.10	9.64	142
	2005	9.64	9.91	570
	2006	9.91	11.39	2,574
	2007	11.39	12.33	19,185
	2008	12.33	7.35	51,947

Balanced Portfolio	2004	10.00	11.22	178
	2005	11.22	11.44	724
	2006	11.44	12.75	491
	2007	12.75	14.10	1,946
	2008	14.10	10.15	1,758

U.S. Equity Portfolio	2004	10.00	11.60	3,337
	2005	11.60	12.42	360
	2006	12.42	13.21	105
	2007	13.21	14.72	19,665
	2008	14.72	7.55	30,152

Income Opportunity Portfolio	2004	10.00	10.64	3,003
	2005	10.64	10.80	4,917
	2006	10.80	11.08	4,916
	2007	11.08	11.83	82
	2008	11.83	9.23	82

Target VIP Portfolio	2005	10.00	10.12	75,791
	2006	10.12	11.04	75,791
	2007	11.04	11.93	86,986
	2008	11.93	6.66	114,852

Target Equity/Income Portfolio	2005	10.00	10.11	75,000
	2006	10.11	10.89	79,272
	2007	10.89	11.85	103,928
	2008	11.85	6.41	122,543

Bristol Growth Portfolio	2007	10.00	10.24	0
	2008	10.24	5.99	71

ALPS Variable Insurance Trust (Class II Shares)
AVS Listed Private Equity Portfolio	2008	10.00	3.71	15,321

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

The Dow® Target Variable Fund LLC
The Dow® Target 10 Portfolios
First Quarter	2000	$10.00	$10.18	740
	2001	10.18	9.68	725
	2002	9.68	8.51	492
	2003	8.51	10.50	28,325
	2004	10.50	10.70	23,583
	2005	10.70	9.87	6,493
	2006	9.87	12.53	5,261
	2007	12.53	12.42	8,214
	2008	12.42	7.65	4,699

Second Quarter	2000	10.00	10.27	1,836
	2001	10.27	9.90	1,455
	2002	9.90	9.11	923
	2003	9.11	11.52	1,446
	2004	11.52	11.57	1,299
	2005	11.57	11.10	496
	2006	11.10	14.18	68
	2007	14.18	14.68	856
	2008	14.68	7.76	4,812

Third Quarter	2000	10.00	9.08	117
	2001	9.08	8.65	455
	2002	8.65	7.80	338
	2003	7.80	9.56	11,291
	2004	9.56	9.74	11,626
	2005	9.74	9.07	11,590
	2006	9.07	11.44	10,523
	2007	11.44	11.89	9,673
	2008	11.89	6.96	2,626

Fourth Quarter	2000	10.00	9.93	11,164
	2001	9.93	9.62	8,584
	2002	9.62	8.94	8,445
	2003	8.94	10.91	9,876
	2004	10.91	10.87	8,286
	2005	10.87	10.23	7,472
	2006	10.23	12.84	7,202
	2007	12.84	13.10	53,586
	2008	13.10	8.39	533

The Dow® Target 5 Portfolios
Third Quarter	2000	10.00	11.74	5
	2001	11.74	10.95	266
	2002	10.95	9.63	257
	2003	9.63	10.89	257
	2004	10.89	11.58	257
	2005	11.58	9.22	257
	2006	9.22	12.39	257
	2007	12.39	13.29	0
	2008	13.29	6.28	4,140

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Fourth Quarter	2007	$12.51	$13.18	322
	2008	13.18	7.63	6,878

Dreyfus Variable Investment Fund (Service Shares)
Appreciation Portfolio	2003	10.00	11.68	74
	2004	11.68	12.06	410
	2005	12.06	12.37	1,913
	2006	12.37	14.17	2,185
	2007	14.17	14.91	56,182
	2008	14.91	10.33	71,598

Federated Insurance Series (Service Shares)
Federated Kaufmann Fund II	2008	10.00	6.27	4,015

Fidelity® Variable Insurance Products Funds (Service Class 2)
VIP Contrafund® Portfolio	2000	10.00	9.22	8,945
	2001	9.22	7.95	26,048
	2002	7.95	7.08	45,890
	2003	7.08	8.94	39,892
	2004	8.94	10.15	47,346
	2005	10.15	11.66	94,484
	2006	11.66	12.80	96,104
	2007	12.80	14.79	345,272
	2008	14.79	8.35	646,526

VIP Mid Cap Portfolio	2000	10.00	11.14	51,696
	2001	11.14	10.59	49,172
	2002	10.59	9.39	74,049
	2003	9.39	12.78	60,509
	2004	12.78	15.70	77,331
	2005	15.70	18.26	73,719
	2006	18.26	20.22	67,583
	2007	20.22	22.97	175,993
	2008	22.97	13.67	283,187

VIP Equity-Income Portfolio	2003	10.00	10.81	3,106
	2004	10.81	11.84	14,591
	2005	11.84	12.32	27,497
	2006	12.32	14.55	39,152
	2007	14.55	14.52	182,684
	2008	14.52	8.18	308,754

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

VIP Growth Portfolio	2000	$10.00	$8.45	54,910
	2001	8.45	6.84	107,909
	2002	6.84	4.69	39,024
	2003	4.69	6.13	53,550
	2004	6.13	6.23	55,798
	2005	6.23	6.47	29,401
	2006	6.47	6.80	26,248
	2007	6.80	8.48	35,409
	2008	8.48	4.40	52,991

VIP Real Estate Portfolio	2008	10.00	5.28	1,914

Franklin Templeton Variable Insurance Products Trust (Class 2)
Franklin Income Securities Fund	2005	10.00	10.36	1,564
	2006	10.36	12.07	21,487
	2007	12.07	12.33	174,610
	2008	12.33	8.55	205,896

Franklin Flex Cap Growth Securities Fund	2005	10.00	11.13	1,001
	2006	11.13	11.54	1,171
	2007	11.54	12.99	41,852
	2008	12.99	8.28	86,042

Templeton Foreign Securities Fund	2005	10.00	11.17	2,606
	2006	11.17	23.37	19,602
	2007	23.37	15.21	328,230
	2008	15.21	8.93	318,758

Franklin Templeton Variable Insurance Products Trust (Class 4)
Franklin Income Securities Fund	2008	10.00	6.90	243,473

Franklin Flex Cap Growth Securities Fund	2008	10.00	6.65	111,842

Templeton Foreign Securities Fund	2008	10.00	6.19	121,973

Franklin Templeton VIP Founding Funds Allocation Fund	2008	10.00	6.60	21,404

Goldman Sachs Variable Insurance Trust (Institutional Shares)
Goldman Sachs Growth and Income Fund	1999	8.84	9.18	32,934
	2000	9.18	8.62	34,930
	2001	8.62	7.70	40,776
	2002	7.70	6.73	50,672
	2003	6.73	8.24	22,040
	2004	8.24	9.65	31,595
	2005	9.65	9.88	33,261
	2006	9.88	11.94	53,116
	2007	11.94	11.93	223,325
	2008	11.93	7.70	258,970

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Goldman Sachs Structured U.S. Equity Fund	1999	$10.18	$12.47	31,465
	2000	12.47	11.10	50,813
	2001	11.10	9.63	46,745
	2002	9.63	7.41	38,034
	2003	7.41	9.45	33,028
	2004	9.45	10.70	25,784
	2005	10.70	11.23	26,434
	2006	11.23	12.49	30,092
	2007	12.49	12.11	126,227
	2008	12.11	7.51	138,486

Goldman Sachs Capital Growth Fund	1999	11.18	14.01	8,621
	2000	14.01	12.70	28,384
	2001	12.70	10.70	16,103
	2002	10.70	7.98	17,297
	2003	7.98	9.73	12,960
	2004	9.73	10.45	13,111
	2005	10.45	10.60	9,365
	2006	10.60	11.34	4,876
	2007	11.34	12.30	4,364
	2008	12.30	7.06	4,987

Goldman Sachs Variable Insurance Trust (Service Shares)
Goldman Sachs Growth and Income Fund	2008	10.00	6.55	130,300

Goldman Sachs Structured U.S. Equity Fund	2008	10.00	6.55	17,594

Goldman Sachs Capital Growth Fund	2008	10.00	5.91	0

Ivy Funds Variable Insurance Portfolios, Inc.
Ivy Funds VIP Asset Strategy	2008	10.00	9.10	178,685

Ivy Funds Global Natural Resources	2008	10.00	6.04	3,279

Ivy Funds VIP Science and Technology	2008	10.00	8.22	16,928

J.P. Morgan Series Trust II
JPMorgan Small Company Portfolio	1999	8.33	11.85	7,491
	2000	11.85	10.35	6,635
	2001	10.35	9.38	25,983
	2002	9.38	7.24	21,130
	2003	7.24	9.70	19,288
	2004	9.70	12.15	14,233
	2005	12.15	12.38	10,774
	2006	12.38	14.03	12,602
	2007	14.03	13.03	12,544
	2008	13.03	8.73	29,174

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

JPMorgan Mid Cap Value Portfolio	2002	$10.00	$10.88	15,626
	2003	10.88	13.89	11,193
	2004	13.89	16.57	17,986
	2005	16.57	17.83	22,931
	2006	17.83	20.53	20,421
	2007	20.53	20.72	48,277
	2008	20.72	13.64	63,058

Janus Aspen Series (Institutional Shares)
Janus Portfolio (formerly Large Cap Growth)	1999	11.55	16.39	181,724
	2000	16.39	13.79	271,837
	2001	13.79	10.23	205,284
	2002	10.23	7.40	147,202
	2003	7.40	9.61	94,757
	2004	9.61	9.90	67,586
	2005	9.90	10.17	38,389
	2006	10.17	11.16	30,159
	2007	11.16	12.65	25,620
	2008	12.65	7.51	18,273

Overseas Portfolio (formerly International Growth)	1999	9.87	17.72	228,884
	2000	17.72	14.67	70,851
	2001	14.67	11.10	53,202
	2002	11.10	8.14	39,242
	2003	8.14	10.81	30,477
	2004	10.81	12.67	27,970
	2005	12.67	16.52	33,269
	2006	16.52	23.93	23,359
	2007	23.93	30.25	19,652
	2008	30.25	14.27	16,173

Worldwide Portfolio (formerly Worldwide Growth)	1999	10.50	17.01	370,658
	2000	17.01	14.13	194,391
	2001	14.13	10.80	172,729
	2002	10.80	7.93	118,759
	2003	7.93	9.68	87,186
	2004	9.68	9.99	68,077
	2005	9.99	10.42	34,988
	2006	10.42	12.14	27,033
	2007	12.14	13.11	24,411
	2008	13.11	7.15	8,861

Balanced Portfolio	1999	11.62	14.51	123,188
	2000	14.51	13.97	164,477
	2001	13.97	13.12	143,653
	2002	13.12	12.09	115,864
	2003	12.09	13.59	92,627
	2004	13.59	14.53	68,297
	2005	14.53	15.45	29,405
	2006	15.45	16.86	22,625
	2007	16.86	18.36	20,791
	2008	18.36	15.22	12,553

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Janus Aspen Series (Service Shares)
Janus Portfolio (formerly Large Cap Growth)	2000	$10.00	$8.07	177,113
	2001	8.07	5.97	169,611
	2002	5.97	4.31	124,579
	2003	4.31	5.58	85,350
	2004	5.58	5.73	68,683
	2005	5.73	5.87	52,402
	2006	5.87	6.43	39,579
	2007	6.43	7.27	31,524
	2008	7.27	4.31	54,047

Overseas Portfolio (formerly International Growth)	2000	10.00	7.87	313,411
	2001	7.87	5.94	501,432
	2002	5.94	4.34	351,975
	2003	4.34	5.76	55,592
	2004	5.76	6.73	32,254
	2005	6.73	8.75	33,250
	2006	8.75	12.64	51,058
	2007	12.64	15.95	285,419
	2008	15.95	7.50	511,802

Worldwide Portfolio (formerly Worldwide Growth)	2000	10.00	7.98	89,498
	2001	7.98	6.08	501,610
	2002	6.08	4.45	664,319
	2003	4.45	5.42	62,160
	2004	5.42	5.58	41,746
	2005	5.58	5.81	28,961
	2006	5.81	6.75	24,745
	2007	6.75	7.27	38,073
	2008	7.27	3.95	30,329

Balanced Portfolio	2000	10.00	9.71	92,866
	2001	9.71	9.10	149,183
	2002	9.10	8.37	157,176
	2003	8.37	9.37	145,008
	2004	9.37	10.00	120,930
	2005	10.00	10.61	103,359
	2006	10.61	11.54	94,470
	2007	11.54	12.54	71,660
	2008	12.54	10.37	52,543

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Lazard Retirement Series, Inc. (Service Shares)
Lazard Retirement U.S. Small Cap Equity Portfolio	1999	$10.00	$9.28	0
	2000	9.28	11.07	1,890
	2001	11.07	12.94	8,258
	2002	12.94	10.49	40,710
	2003	10.49	14.19	57,563
	2004	14.19	16.06	49,757
	2005	16.06	16.45	24,959
	2006	16.45	18.82	20,982
	2007	18.82	17.20	18,277
	2008	17.20	10.77	12,244

Lazard Retirement Emerging Markets Equity Portfolio	1999	10.00	11.48	2,966
	2000	11.48	9.91	1,210
	2001	9.91	7.61	6,437
	2002	7.61	7.38	13,220
	2003	7.38	11.12	13,674
	2004	11.12	14.31	16,447
	2005	14.31	19.84	35,311
	2006	19.84	25.41	32,365
	2007	25.41	33.37	79,776
	2008	33.37	16.85	113,914

Lazard Retirement International Equity Portfolio	2005	10.00	11.42	0
	2006	11.42	13.78	11,708
	2007	13.78	15.04	43,669
	2008	15.04	9.33	158,562

Lazard Retirement U.S. Strategic Equity Portfolio	2007	12.25	11.95	0
	2008	11.95	7.62	0

Legg Mason Partners Variable Equity Trust (Class I Shares)
Fundamental Value Portfolio	1999	10.66	12.82	22,316
	2000	12.82	14.94	24,021
	2001	14.94	15.00	45,028
	2002	15.00	11.07	49,079
	2003	11.07	15.17	26,439
	2004	15.17	16.18	21,872
	2005	16.18	16.59	11,000
	2006	16.59	19.30	8,316
	2007	19.30	19.25	8,180
	2008	19.25	12.03	5,525

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Capital and Income Portfolio	1999	$10.00	$9.93	4,263
	2000	9.93	10.55	5,656
	2001	10.55	10.31	17,591
	2002	10.31	9.46	16,555
	2003	9.46	10.81	13,053
	2004	10.81	11.58	12,141
	2005	11.58	11.79	9,120
	2006	11.79	13.07	9,037
	2007	13.07	13.47	8,598
	2008	13.47	8.62	3,589

Investors Portfolio	1999	10.31	11.14	7,637
	2000	11.14	12.65	9,729
	2001	12.65	11.94	62,628
	2002	11.94	9.05	71,598
	2003	9.05	11.80	60,640
	2004	11.80	12.83	54,406
	2005	12.83	13.47	22,993
	2006	13.47	15.70	19,491
	2007	15.70	16.07	24,904
	2008	16.07	10.19	14,214

MFS® Variable Insurance Trust (Service Class)
MFS® Investors Growth Stock Series	2002	10.00	7.62	195
	2003	7.62	9.21	387
	2004	9.21	9.89	1,485
	2005	9.89	10.15	2,334
	2006	10.15	10.74	2,331
	2007	10.74	11.74	2,328
	2008	11.74	7.29	231

MFS® Mid Cap Growth Series	2001	10.00	11.10	102
	2002	11.10	6.18	4,185
	2003	6.18	8.32	7,240
	2004	8.32	9.38	7,456
	2005	9.38	9.50	2,640
	2006	9.50	9.58	4,911
	2007	9.58	10.33	22,908
	2008	10.33	4.93	28,715

MFS® New Discovery Series	2001	10.00	11.55	99
	2002	11.55	7.76	1,455
	2003	7.76	10.20	1,455
	2004	10.20	10.67	1,454
	2005	10.67	11.04	0
	2006	11.04	12.29	967
	2007	12.29	12.38	26,150
	2008	12.38	7.37	26,278

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

MFS® Total Return Series	2001	$10.00	$10.25	1,121
	2002	10.25	9.56	44,426
	2003	9.56	10.93	72,156
	2004	10.93	11.95	64,564
	2005	11.95	12.08	52,087
	2006	12.08	13.29	48,364
	2007	13.29	13.60	133,610
	2008	13.60	10.41	155,265

Neuberger Berman Advisers Management Trust (S Class Shares)
AMT Regency Portfolio	2006	10.00	10.17	6,553
	2007	10.17	10.32	57232
	2008	10.32	5.50	158,728

PIMCO Variable Insurance Trust (Administrative Share Class)
Real Return Portfolio	2002	10.00	10.66	9,001
	2003	10.66	11.43	48,829
	2004	11.43	12.26	50,207
	2005	12.26	12.34	41,815
	2006	12.34	12.24	31,883
	2007	12.24	13.35	50,979
	2008	13.35	12.22	146,828

Total Return Portfolio	2002	10.00	10.41	8,040
	2003	10.41	10.78	17,528
	2004	10.78	11.14	20,424
	2005	11.14	11.24	17,516
	2006	11.24	11.50	87,231
	2007	11.50	12.33	245,216
	2008	12.33	12.73	644,145

Global Bond Portfolio	2002	10.00	10.67	730
	2003	10.67	12.04	3,159
	2004	12.04	13.11	3,656
	2005	13.11	12.06	4,754
	2006	12.06	12.44	10,486
	2007	12.44	13.45	27,914
	2008	13.45	13.14	129,017

CommodityRealReturn® Strategy Portfolio	2008	10.00	6.24	0

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

The Prudential Series Fund, Inc. (Class II Shares)
Jennison Portfolio	2000	$10.00	$8.56	14,322
	2001	8.56	6.86	10,192
	2002	6.86	4.65	9,479
	2003	4.65	5.94	5,792
	2004	5.94	6.40	6,199
	2005	6.40	7.18	5,577
	2006	7.18	7.18	6,490
	2007	7.18	7.89	4,680
	2008	7.89	4.85	4,640

Jennison 20/20 Focus Portfolio	2000	10.00	9.71	1,781
	2001	9.71	9.44	3,686
	2002	9.44	7.20	15,829
	2003	7.20	9.14	11,827
	2004	9.14	10.39	5,391
	2005	10.39	12.41	17,810
	2006	12.41	13.89	33,897
	2007	13.89	15.07	164,331
	2008	15.07	9.00	260,496

Royce Capital Fund (Investment Class Shares)
Small Cap Portfolio	2003	10.00	13.95	13,595
	2004	13.95	17.17	35,643
	2005	17.17	18.36	32,732
	2006	18.36	20.91	30,082
	2007	20.91	20.16	134,153
	2008	20.16	14.46	174,008

Micro-Cap Portfolio	2003	10.00	14.67	10,269
	2004	14.67	16.46	15,824
	2005	16.46	18.10	25,177
	2006	18.10	21.59	19,860
	2007	21.59	22.11	41,526
	2008	22.11	12.36	61,937

The Universal Institutional Funds, Inc. (Class I) (Van Kampen)
Van Kampen’s UIF Core Plus Fixed Income Portfolio	1999	10.44	10.12	30,259
	2000	10.12	11.07	30,755
	2001	11.07	11.93	26,172
	2002	11.93	12.61	27,114
	2003	12.61	13.00	24,259
	2004	13.00	13.37	22,850
	2005	13.37	13.73	8,349
	2006	13.73	14.03	8,998
	2007	14.03	14.58	10,079
	2008	14.58	12.89	1,793

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

Van Kampen’s UIF Value Portfolio	1999	$8.79	$8.51	4,534
	2000	8.51	10.47	6,697
	2001	10.47	10.55	4,627
	2002	10.55	8.09	3,716
	2003	8.09	10.69	3,746
	2004	10.69	12.41	2,151
	2005	12.41	12.78	2,090
	2006	12.78	14.72	2,071
	2007	14.72	14.06	0
	2008	14.06	8.88	0

Van Kampen’s UIF U.S. Real Estate Portfolio	1999	8.94	8.67	1,698
	2000	8.67	11.05	3,787
	2001	11.05	11.95	3,776
	2002	11.95	11.68	4,405
	2003	11.68	15.83	6,045
	2004	15.83	21.27	5,499
	2005	21.27	24.53	7,392
	2006	24.53	33.37	7,278
	2007	33.37	27.26	6,624
	2008	27.26	16.68	5,482

The Universal Institutional Funds, Inc. (Class II) (Van Kampen)
Van Kampen’s UIF Core Plus Fixed Income Portfolio	2007	12.32	12.77	24,883
	2008	12.77	11.27	76,140

Van Kampen’s UIF U.S. Real Estate Portfolio	2006	19.69	26.71	799
	2007	26.71	21.77	18,356
	2008	21.77	13.28	48,804

Van Kampen’s UIF International Growth Equity Portfolio	2006	10.00	10.76	983
	2007	10.76	12.11	20,183
	2008	12.11	6.14	188,543

Van Kampen’s UIF Capital Growth Portfolio	2007	10.23	12.26	1,789
	2008	12.26	6.12	5,457

Wells Fargo Advantage Fundssm Variable Trust
VT Discovery Fund	1999	11.52	21.55	20,343
	2000	21.55	18.08	82,985
	2001	18.08	12.33	70,801
	2002	12.33	7.59	46,933
	2003	7.59	10.03	28,993
	2004	10.03	11.78	21,336
	2005	11.78	12.72	15286
	2006	12.72	14.36	12,397
	2007	14.36	17.31	7,079
	2008	17.31	9.49	6,088

Form 8523

	Year Ended	Unit Value at	Unit Value at	Number of Units
	December 31	Beginning of Year	End of Year	at End of Year

VT Opportunity Fund	1999	$9.53	$12.67	33,803
	2000	12.67	13.31	24,993
	2001	13.31	12.63	38,737
	2002	12.63	9.10	38,242
	2003	9.10	12.29	27,067
	2004	12.29	14.31	23,707
	2005	14.31	15.21	16,360
	2006	15.21	16.82	5,072
	2007	16.82	17.67	4,073
	2008	17.67	10.43	2,107

VT Small/Mid Cap Fund	1999	9.39	8.98	3,497
	2000	8.98	9.54	2,432
	2001	9.54	9.79	10,625
	2002	9.79	7.41	10,619
	2003	7.41	10.10	10,577
	2004	10.10	11.62	9,933
	2005	11.62	13.34	2,985
	2006	13.34	15.21	4,771
	2007	15.21	14.88	3,299
	2008	14.88	8.13	2,396

AllianceBernstein Variable Products Series Fund, Inc. (Class B Shares)
Growth & Income Portfolio	2001	10.00	9.71	12,805
	2002	9.71	7.43	11,739
	2003	7.43	9.68	8,265
	2004	9.68	10.61	7,338
	2005	10.61	10.93	5,297
	2006	10.93	12.60	1,824
	2007	12.60	13.02	956
	2008	13.02	7.60	0

Form 8523

Statement of Additional Information Contents

Ohio National Life
Custodian
Independent Registered Public Accounting Firm
Underwriter
Calculation of Money Market Yield
Total Return
Financial Statements

1940 Act File Number 811-1978
1933 Act File Number 333-43511

Form 8523

Ohio National Variable Account A
of
The Ohio National Life Insurance Company
One Financial Way
Montgomery, Ohio 45242
Telephone 800-366-6654
Statement of Additional Information
December 30, 2009
This Statement of Additional Information is not a prospectus. Read it along with the prospectus for Ohio National Variable Account A (“VAA”) flexible purchase payment individual variable annuity contracts dated December 30, 2009. To get a free copy of the prospectus for VAA, write or call us at the above address.

Ohio National Life	2

Custodian	2
Independent Registered Public Accounting Firm	2
Underwriter	2
Calculation of Money Market Yield	3
Total Return	3
Financial Statements	4

“Oncore Flex VA”

Ohio National Life
The Ohio National Life Insurance Company was organized under the laws of Ohio on September 9, 1909. We write life, accident and health insurance and annuities in 47 states, the District of Columbia and Puerto Rico. Currently we have assets of approximately $16 billion and equity of approximately $1.2 billion. Our home office is located at One Financial Way, Montgomery, Ohio 45242. We are a stock life insurance company ultimately wholly-owned by Ohio National Financial Services, Inc., which is wholly-owned by a mutual insurance holding company (Ohio National Mutual Holdings, Inc.). Our policyholders own the holding company.
Custodian
The Ohio National Life Insurance Company, the depositor, One Financial Way, Montgomery, Ohio 45242, holds custody of VAA’s assets.
Independent Registered Public Accounting Firm
The financial statements of Ohio National Variable Account A and the consolidated financial statements and schedules of The Ohio National Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio, 43215.
Underwriter
We offer the contracts continuously. The principal underwriter of the contracts is Ohio National Equities, Inc. (“ONEQ”), a wholly-owned subsidiary of ours. The aggregate amount of commissions paid to ONEQ for contracts issued by VAA, and the amounts retained by ONEQ, for each of the last three years have been:

	Aggregate	Retained
Year	Commissions	Commissions
2008	$104,098,342	$19,487,825
2007	$117,751,720	$22,706,307
2006	$80,123,822	$13,243,555

2

Calculation of Money Market Yield
The annualized current yield of the Money Market subaccount is calculated by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one Money Market accumulation unit at the beginning of the seven-day period, subtracting a hypothetical charge reflecting deductions from the contract, and dividing the difference by the beginning value to obtain the seven-day return, and multiplying the difference by 365/7 (or 366/7 during a leap year). The result is rounded to the nearest hundredth of one percent.
Total Return
The average annual compounded rate of return for a contract for each subaccount over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:
P(1 + T)(exponent n) = ERV

where:	P = a hypothetical initial payment of $1,000,
T = the average annual total return,
n = the number of years, and
ERV = the ending redeemable value of a hypothetical $1,000
beginning-of-period payment at the end of the period
(or fractional portion thereof).
We will up-date standardized total return data based upon Fund performance in the subaccounts within 30 days after each calendar quarter.
In addition, we may present non-standardized total return data, using the above formula but based upon Fund performance before the date we first offered this series of contracts May 1, 1998. This will be presented as if the same charges and deductions applying to these contracts had been in effect from the inception of each Fund. Note that, for purposes of these calculations, we do not include the $30 annual contract administration charge as a percentage of contract value. There is no annual contract administration charge for contracts over $50,000. The effect of that charge on contracts with total value less than $50,000 would be to reduce the total returns. The returns do not reflect any additional charges for optional additional benefit riders. If those charges were to apply, the returns below would be decreased accordingly.

3

Ohio National Variable Account A
Form N-4
Part C
Other Information

Item 24. Financial Statements and Exhibits
(a) The following financial statements of the Registrant are included in Part B of this Registration Statement:
Report of Independent Registered Public Accounting Firm of KPMG LLP dated February 18, 2009.
Statements of Assets and Contract Owners’ Equity, December 31, 2008.
Statements of Operations for the Period Ended December 31, 2008.
Statements of Changes in Contract Owners’ Equity for the Periods Ended December 31, 2008 and 2007.
The following consolidated financial statements of the Depositor and its subsidiaries are also included by reference in Part B of this Registration Statement:
Report of Independent Registered Public Accounting Firm of KPMG LLP dated April 29, 2009.
Consolidated Balance Sheets, December 31, 2008 and 2007.
Consolidated Statements of Income for the Years Ended December 31, 2008, 2007 and 2006.
Consolidated Statements of Changes in Stockholder’s Equity for the Years Ended December 31, 2008, 2007 and 2006.
Consolidated Statements of Cash Flows for the Years Ended December 31, 2008, 2007 and 2006.
Notes to Consolidated Financial Statements, December 31, 2008, 2007, and 2006.
Financial Statement Schedules, December 31, 2008, 2007 and 2006.
(b) Exhibits:

(1)	Resolution of Board of Directors of the Depositor authorizing establishment of the Registrant was filed as Exhibit A(1) of the Registrant’s registration statement on Form S-6 on August 3, 1982 (File no. 2-78652) and is incorporated by reference herein.

(2)	N/A

(3)(a)	Principal Underwriting Agreement for Variable Annuities between the Depositor and Ohio National Equities, Inc. was filed as Exhibit (3)(a) of the Registrant’s Form N-4 on December 30, 1997 (File no. 333-43511) and is incorporated by reference herein.

(3)(b)	Registered Representative’s Sales Contract with Variable Annuity Supplement was filed as Exhibit (3)(b) of the Registrant’s Form N-4, Post-effective Amendment no. 9 on February 27, 1991 (File no. 2-91213) and is incorporated by reference herein.

(3)(c)	Variable Annuity Sales Commission Schedule was filed as Exhibit A(3)(c) of the Registrant’s registration statement on Form S-6 on May 18, 1984 (File no. 2-91213) and is incorporated by reference herein.

(3)(d)	Selling Agreement and commission schedule between Ohio National Equities, Inc. and other broker-dealers for the distribution of “ONcore” Variable Annuities was filed as Exhibit (3)(d) of the Registrant’s Form N-4, Pre-effective Amendment No. 2 on April 16, 1998 and is incorporated by reference herein.

(4)(a)	Form of Variable Deferred Annuity Contract, Form 06-VA-4 was filed as Exhibit (4) of the Registrant’s registration statement on Form N-4, Post-effective Amendment No. 24 on June 30, 2006 (File No. 333-43511) and is incorporated by reference herein.

(4)(b)	Form of Annual Reset Death Benefit Rider, Form 09-ARD-1, was filed as Exhibit 99(4)(f) of the Registrant’s registration statement, Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(4)(c)	Form of Guaranteed Minimum Death Benefit Rider, Form 09-GMD-1, was filed as Exhibit 99(4)(g) of the Registrant’s registration statement, Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(4)(d)	Form of Guaranteed Minimum Death Benefit Rider, Form 09-GMD-2, was filed as Exhibit 99(4)(h) of the Registrant’s registration statement, Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(4)(e)	Form of Annual Step Up Death Benefit Rider, Form 05-AMD-1, was filed as Exhibit 99(4)(i) of the Registrant’s registration statement, Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(4)(f)	Form of Guaranteed Principal Protection Rider, Form 03-GPP-1, was filed as Exhibit 99(4)(j) of the Registrant’s registration statement, Form N-4, Pre-Effective Amendment No. 1 on April 10, 2009 (File No. 333-156432) and is incorporated by reference herein.

(5)(a)	Tax-Qualified Variable Annuity Application, Form V-4890-A, was filed as Exhibit (5)(a) of the Registrant’s registration statement on Form N-4, Post-effective Amendment no. 18 on April 25, 1996 (File No. 2-91213) and is incorporated by reference herein.

(6)(a)	Articles of Incorporation of the Depositor were filed as Exhibit A(6)(a) of Ohio National Variable Interest Account registration statement on Form N-8B-2 on July 11, 1980 (File no. 811-3060) and is incorporated by reference herein.

(6)(b)	Code of Regulations (by-laws) of the Depositor were filed as Exhibit A(6)(b) of Ohio National Variable Interest Account registration statement on Form N-8B-2 on July 11, 1980 (File no. 811-3060) and is incorporated by reference herein.

(7)(a)	Variable Annuity GEB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(a) of Registrant’s registration statement on Form N-4, post-effective amendment no. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(7)(b)	Variable Annuity GMIB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(b) of Registrant’s registration statement on Form N-4, post-effective amendment no. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(7)(c)	Variable Annuity Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(c) of Registrant’s registration statement on Form N-4, post-effective amendment no. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(7)(d)	Variable Annuity GMDB Reinsurance Agreement, as amended, between Depositor and ACE Tempest Life Reinsurance LTD. was filed as Exhibit (7)(d) of Registrant’s registration statement on Form N-4, post-effective amendment no. 29 (File No. 333-43515) on April 30, 2008 and is incorporated by reference herein.

(8)(a)	Fund Participation Agreement between the Depositor and Janus Aspen Series was filed as Exhibit (3)(e) of the Registrant’s Form N-4, Pre-effective Amendment no. 1 on April 10, 1998 (File no. 333-43511) and is incorporated by reference herein.

(8)(b)	Participation Agreement between the Depositor and Strong Variable Insurance Funds, Inc. was filed as Exhibit (3)(f) of the Registrant’s Form N-4, Pre-effective Amendment no. 1 on April 10, 1998 (File no. 333-43511) and is incorporated by reference herein.

(8)(c)	Fund Participation Agreement between the Depositor and Prudential Funds were filed as Exhibit (3)(g) of the Registrant’s Post Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(8)(d)	Fund Participation Agreement between the Depositor and Neuberger Berman Advisers Management Trust were filed as Exhibit (3)(h) of the Registrant’s Post Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(8)(e)	Amendment to Fund Participation Agreement between the Depositor and The Universal Institutional Funds were filed as Exhibit (3)(i) of the Registrant’s Post Effective Amendment No. 51 (File No. 333-43515) on April 26, 2006 and is incorporated by reference herein.

(8)(f)	Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(4) of Post-Effective Amendment No. 3 of Ohio national Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(8)(g)	Amendment to Participation Agreement between The Ohio National Life Insurance Company, Ohio National Equities, Inc., Franklin Templeton Variable Insurance Products Trust and Franklin/Templeton Distributors, Inc. was filed as Exhibit 99(h)(5) of Post-Effective Amendment No. 3 of Ohio national Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(8)(h)	First Amendment to the Participation Agreement by and between Salomon Brothers Variable Series Funds Inc, The Ohio National Life Insurance Company and Ohio National Life Assurance Corporation was filed as Exhibit 99(h)(6) of Post-Effective Amendment No. 3 of Ohio national Life Assurance Corporation’s registration statement on Form N-6 on April 26, 2006 (File No. 333-109900) and is incorporated by reference herein.

(9)	Opinion and consent of Counsel is filed herewith as Exhibit 99(9)

(10)	Consent of KPMG LLP [to be filed by amendment]

(13)(a)	Form of Asset Allocation Model Investor Risk Profile was filed Exhibit 99(13)(a) of the Registrant’s registration statement, Form N-4, Post-Effective Amendment No. 31 on April 30, 2009 (File No. 333-43515) and is incorporated by reference herein.

(13)(b)	Form of Asset Allocation Model Determining Your Investor Risk Profile brochure was filed Exhibit 99(13)(b) of the Registrant’s registration statement, Form N-4, Post-Effective Amendment No. 31 on April 30, 2009 (File No. 333-43515) and is incorporated by reference herein.

(13)(c)	Form of Asset Allocation Model Descriptions effective July 1, 2009 was filed Exhibit 99(13)(c) of the Registrant’s registration statement, Form N-4, Post-Effective Amendment No. 32 on October 9, 2009 (File No. 333-43515) and is incorporated by reference herein.

(24)	Powers of Attorney are filed herewith as Exhibit 99(24)

Item 25. Directors and Officers of the Depositor

Name and Principal	Positions and Offices
Business Address	with Depositor

Larry J. Adams*	Senior Vice President, Chief Agency Officer

Trudy K. Backus*	Vice President, Administrative Projects

Thomas A. Barefield*	Executive Vice President, Chief Marketing Officer-Institutional Sales

Lee E. Bartels*	Senior Vice President, Underwriting

Howard C. Becker*	Senior Vice President, and Chief Administrative Officer

G. Timothy Biggs*	Vice President, Mortgages and Real Estate

Jeffery A. Bley Jr.*	Vice President, ONESCO Compliance

Richard J. Bodner*	Vice President, Insurance Services

Robert A. Bowen*	Senior Vice President, Information Systems

Jack E. Brown 50 E. Rivercenter Blvd. Covington, Kentucky 41011	Director

Victoria B. Buyniski Gluckman 2343 Auburn Avenue Cincinnati, Ohio 45219	Director

Philip C. Byrde*	Vice President, Fixed Income Securities

Joseph A. Campanella 6179 Paderbourne Drive Hudson, Ohio 44236	Director

Christopher A. Carlson*	Senior Vice President, Chief Investment Officer

Thomas G. Cody 7 West Seventh Street Cincinnati, Ohio 45202	Director

Robert W. Conway*	Vice President, PGA Marketing, Eastern Division

Ronald J. Dolan*	Director and Vice Chairman and Chief Risk Officer

Anthony G. Esposito*	Senior Vice President, Human Resources and Administration

Joseph M. Fischer*	Assistant Secretary

Rosemary Gatto*	Vice President, Claims

Paul J. Gerard*	Vice President, Structured Securities

Robert K. Gongwer*	Second Vice President, Taxes

Dianne S. Hagenbuch*	Senior Vice President, Corporate Relations & Communications

Kristal E. Hambrick*	Senior Vice President, Life Product Management

Michael F. Haverkamp*	Senior Vice President and General Counsel

John W. Hayden 7000 Midland Boulevard Batavia, Ohio 45103	Director

Ronald G. Heibert* Gary T. Huffman*	Senior Vice President & Chief Corporate Actuary Director and Vice Chairman, Chief Operating Officer

Jed R. Martin*	Vice President, Private Placements

Name and Principal	Positions and Offices
Business Address	with Depositor
Therese S. McDonough*	Second Vice President, Counsel and Corporate Secretary

William J. McFadden*	Vice President, PGA Marketing, Western Division

Stephen R. Murphy*	Senior Vice President, Annuity Product Management

David B. O’Maley*	Director, Chairman, President and Chief Executive Officer

Jeffrey K. Oehler*	Vice President, Information Systems

James F. Orr 201 East Fourth Street Cincinnati, Ohio 45202	Director

John J. Palmer*	Director and Vice Chairman

George B. Pearson, Jr.*	Senior Vice President, PGA Marketing

John R. Phillips 200 E. Randolph Drive, 43rd Floor Chicago, IL 60601	Director

William C. Price*	Vice President and Assistant General Counsel

Arthur J. Roberts*	Senior Vice President, Chief Financial Officer

Joseph R. Sander*	Vice President, Treasurer

William G. Schlechter, M.D.*	Vice President and Medical Director

J. Michael Schlotman The Kroger Company 1014 Vine Street Cincinnati, OH 45202	Director

James C. Smith*	Senior Vice President, Internal Audit & Audit Services

Raymond D. Spears*	Vice President, Underwriting

Edith F. Thompson*	Vice President, Individual Annuity Operations

Barbara A. Turner*	Senior Vice President, Broker/Dealer Operations

Paul J. Twilling*	Vice President, Information Systems

Cletus L. Davis*	Senior Tax Officer

*	The principal business address for these individuals is One Financial Way, Montgomery, Ohio 45242.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
The Registrant is a separate account of the Depositor. The Depositor is a wholly-owned subsidiary of Ohio National Financial Services, Inc., an Ohio intermediate holding company which is owned by Ohio National Mutual Holdings, Inc., an Ohio mutual holding company owned by the life insurance and annuity policyholders of the Depositor.
Ohio National Financial Services, Inc. owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Name (and Business)	Jurisdiction	% Owned
The Ohio National Life Insurance Company	Ohio	100%

OnFlight, Inc. (aviation)	Ohio	100%

ON Global Holdings, Inc. (holding company, foreign insurance)	Delaware	100%

Fiduciary Capital Management, Inc. (investment adviser)	Connecticut	51%

Suffolk Capital Management LLC (investment adviser)	Delaware	81%

Sycamore Re, Ltd. (captive reinsurance company)	Bermuda	100%

The Ohio National Life Insurance Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

Ohio National Life Assurance Corporation	Ohio	100%

Ohio National Equities, Inc. (securities broker dealer)	Ohio	100%

Ohio National Investments, Inc. (investment adviser)	Ohio	100%

The O.N. Equity Sales Company (securities broker dealer)	Ohio	100%

Ohio National Fund, Inc. (registered investment company	Maryland	(more than) 90%

Dow Target Variable Fund LLC (registered investment company)	Ohio	100%

National Security Life and Annuity Company (insurance company)	New York	80.5%

Montgomery Re, Inc. (captive reinsurance company)	Vermont	100%

The O.N. Equity Sales Company owns the percentage of voting securities shown for the following entities which were organized under the laws of the jurisdictions listed:

O.N. Investment Management Company (investment adviser)	Ohio	100%

Ohio National Insurance Agency of Alabama, Inc.	Alabama	100%

Ohio National Insurance Agency, Inc.	Ohio	100%
ON Global Holdings, Inc. owns 100% of the voting securities of Ohio National Sudamerica S.A., an insurance holding company organized under the laws of Chile.
Ohio National Sudamerica S.A. owns 100% of the voting securities of Ohio National Seguros de Vida S.A., a life insurance company organized under the laws of Chile.
Separate financial statements are filed with the Commission for Ohio National Life Assurance Corporation under registrant Ohio National Variable Account R and National Security Life and Annuity Company under registrants National Security Variable Account L and National Security Variable Account N. All subsidiaries of the Depositor are included in the consolidated financial statements of the Depositor, The Ohio National Life Insurance Company.
Item 27. Number of Contract Owners
As of September 30, 2009, the Registrant’s contracts were owned by 2,649 owners.
Item 28. Indemnification
The sixth article of the Depositor’s Articles of Incorporation, as amended, provides as follows:
Each former, present and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators), or any such person (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, judgments, fine and amounts paid in settlement actually and reasonably incurred by him in connection with the defense of any contemplated, pending or threatened action, suit or proceeding, civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, to which he is or may be made a party by reason of being or having been such Director, Officer, or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such a person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (b) that, in any matter the subject of criminal action, suit or proceeding, such person had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith in any manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful. Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right to indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be set forth in the Code of Regulations or in such other manner as permitted by law. Each former, present, and future Director, Officer or Employee of the Corporation (and his heirs, executors or administrators) who serves at the Corporation’s request as a director, officer, partner, member or employee of another corporation, partnership or business organization or association of any type whatsoever shall be indemnified by the Corporation against reasonable expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense or settlement of any contemplated, pending or threatened action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, to which he is or may be a party by reason of being or having been such Director, Officer or Employee of the Corporation or having served at the Corporation’s request as such director, officer, partner, member or employee of any other business organization or association, or in connection with any appeal therein, provided a determination is made by majority vote of a disinterested quorum of the Board of Directors (a) that such person was not, and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association, and (b) that such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

Such right of indemnification shall not be deemed exclusive of any other rights to which such person may be entitled. The manner by which the right of indemnification shall be determined in the absence of a disinterested quorum of the Board of Directors shall be as set forth in the Code of Regulations or in such other manner as permitted by law.
In addition, Article XII of the Depositor’s Code of Regulations states as follows:
If any director, officer or employee of the Corporation may be entitled to indemnification by reason of Article Sixth of the Amended Articles of Corporation, indemnification shall be made upon either (a) a determination in writing of the majority of disinterested directors present, at a meeting of the Board at which all disinterested directors present constitute a quorum, that the director, officer or employee in question was acting in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of this Corporation or of such other business organization or association in which he served at the Corporation’s request, and that, in any matter which is the subject of a criminal action, suit or proceeding, he had no reasonable cause to believe that his conduct was unlawful and in an action by or in the right of the Corporation to procure a judgment in its favor that such person was not and has not been adjudicated to have been negligent or guilty of misconduct in the performance of his duty to the Corporation or to such other business organization or association; or (b) if the number of all disinterested directors would not be sufficient at any time to constitute a quorum, or if the number of disinterested directors present at two consecutive meetings of the Board has not been sufficient to constitute a quorum, a determination to the same effect as set forth in the foregoing clause (a) shall be made in a written opinion by independent legal counsel other than an attorney, or a firm having association with it an attorney, who has been retained by or who has performed services for this Corporation, or any person to be indemnified within the past five years, or by the majority vote of the policyholders, or by the Court of Common Pleas or the court in which such action, suit or proceeding was brought. Prior to making any such determination, the Board of Directors shall first have received the written opinion of General Counsel that a number of directors sufficient to constitute a quorum, as named therein, are disinterested directors. Any director who is a party to or threatened with the action, suit or proceeding in question, or any related action, suit or proceeding, or has had or has an interest therein adverse to that of the Corporation, or who for any other reason has been or would be affected thereby, shall not be deemed a disinterested director and shall not be qualified to vote on the question of indemnification. Anything in this Article to the contrary notwithstanding, if a judicial or administrative body determines as part of the settlement of any action, suit or proceeding that the Corporation should indemnify a director, officer or employee for the amount of the settlement, the Corporation shall so indemnify such person in accordance with such determination. Expenses incurred with respect to any action, suit or proceeding which may qualify for indemnification may be advanced by the Corporation prior to final disposition thereof upon receipt of an undertaking by or on behalf of the director, officer or employee to repay such amount if it is ultimately determined hereunder that he is not entitled to indemnification or to the extent that the amount so advanced exceeds the indemnification to which he is ultimately determined to be entitled.
Item 29. Principal Underwriters
The principal underwriter of the Registrant’s securities is presently Ohio National Equities, Inc. (“ONEQ”). ONEQ is a wholly-owned subsidiary of the Depositor. ONEQ also serves as the principal underwriter of securities issued by Ohio National Variable Accounts B and D, other separate accounts of the Depositor which are registered as unit investment trusts; and Ohio National Variable Account R, a separate account of the Depositor’s subsidiary, Ohio National Life Assurance Corporation, which separate account is also registered as a unit investment trust. ONEQ also serves as the principal underwriter of securities issued by National Security Variable Accounts N and L, separate accounts of the Depositor’s affiliate, National Security Life and Annuity Company.

The directors and officers of ONEQ are:

Name	Position with ONEQ
David B. O’Maley	Chairman and Director
John J. Palmer	President and Director
Thomas A. Barefield	Senior Vice President
Gary T. Huffman	Director
Michael F. Haverkamp	Secretary and Director
Barbara A. Turner	Director, Vice President of Operations & Comptroller and Treasurer
H. Douglas Cooke	Vice President, Institutional Sales
Richard J. Dowdle	Vice President, Institutional Sales
Laurens N. Sullivan	Vice President, Institutional Sales
Jeffery A. Bley	Chief Compliance Officer
Kimberly A. Plante	Assistant Secretary
The principal business address of each of the foregoing is One Financial Way, Montgomery, Ohio 45242.
During the last fiscal year, ONEQ received the following commissions and other compensation, directly or indirectly, from the Registrant:

Net Underwriting
Discounts and	Compensation	Brokerage
Commissions	on Redemption	Commissions	Compensation
$104,098,342	None	None	None
Item 30. Location of Accounts and Records
The books and records of the Registrant which are required under Section 31(a) of the 1940 Act and Rules thereunder are maintained in the possession of the following persons:
(1)	Journals and other records of original entry:

The Ohio National Life Insurance Company (“Depositor”) One Financial Way Montgomery, Ohio 45242

(2)	General and auxiliary ledgers:

Depositor

(3)	Securities records for portfolio securities:

Depositor

(4)	Corporate charter, by-laws and minute books:

Registrant has no such documents.

(5)	Records of brokerage orders:

Not applicable.

(6)	Records of other portfolio transactions:

Depositor

(7)	Records of options:

Not applicable

(8)	Records of trial balances:

Depositor

(9)	Quarterly records of allocation of brokerage orders and commissions:

Not applicable

(10)	Records identifying persons or group authorizing portfolio transactions:

Depositor

(11)	Files of advisory materials:

Not applicable

(12)	Other records

Depositor

Item 31. Management Services
Not applicable.
Item 32. Undertakings and Representations
(a) Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940, as amended, The Ohio National Life Insurance Company, hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Ohio National Life Insurance Company.

(b)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c)	The Registrant hereby undertakes to include either (1) as part of any application to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(d)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

(e)	Rule 484 Undertaking — Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(f)	Undertaking to File Reports — Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Signatures
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Ohio National Variable Account A certifies that it has caused this post-effective amendment to the registration statement to be filed and signed on its behalf in the City of Montgomery and the State of Ohio on this 3rd day of December, 2009.

Ohio National Variable Account A (Registrant)

By	THE OHIO NATIONAL LIFE INSURANCE COMPANY (Depositor)

By	/s/ John J. Palmer

John J. Palmer, Vice Chairman
As required by the Securities Act of 1933 and the Investment Company Act of 1940, the depositor, The Ohio National Life Insurance Company, has caused this post-effective amendment to the registration statement to be signed on its behalf in the City of Montgomery and the State of Ohio on the 3rd day of December, 2009.

THE OHIO NATIONAL LIFE INSURANCE COMPANY (Depositor)

By	/s/ John J. Palmer

John J. Palmer, Vice Chairman

As required by the Securities Act of 1933, this post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/David B. O’Maley David B. O’Maley	Chairman, President, Chief Executive Officer and Director (Principal Executive Officer)	December 3, 2009

Jack E. Brown	Director

Victoria B. Buyniski Gluckman	Director

*/s/Joseph A. Campanella Joseph A. Campanella	Director	December 3, 2009

*/s/Thomas G. Cody Thomas G. Cody	Director	December 3, 2009

*/s/Ronald J. Dolan Ronald J. Dolan	Director	December 3, 2009

*/s/John W. Hayden John W. Hayden	Director	December 3, 2009

*/s/Gary T. Huffman Gary T. Huffman	Director	December 3, 2009

*/s/James F. Orr James F. Orr	Director	December 3, 2009

/s/John J. Palmer John J. Palmer	Director and Vice Chairman	December 3, 2009

*/s/John R. Phillips John R. Phillips	Director	December 3, 2009

/s/Arthur J. Roberts Arthur J. Roberts	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	December 3, 2009

Signature		Title	Date
*/s/ J. Michael Schlotman		Director	December 3, 2009

J. Michael Schlotman

*By	/s/ Therese S. McDonough

Therese S. McDonough, Attorney in Fact pursuant to Powers of Attorney filed herewith.

Index of Consents and Exhibits

Page Number in
Exhibit		Sequential
Number	Description	Numbering System
99(9)	Opinion of Counsel

99(24)	Powers of Attorney